File Nos. 33-10238
                                                                       811-4906
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]


      PRE-EFFECTIVE AMENDMENT NO.                                       [  ]



      Post-Effective Amendment No. 35                                   [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 35                                                  [X]


                        (Check appropriate box or boxes.)

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


            immediately upon filing pursuant to paragraph (b)
      ----
       X    on September 1, 2002 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            ON     (DATE)      pursuant to paragraph (a)(ii) of Rule 485.
      ----


If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

Dreyfus Premier
State Municipal Bond Fund


Seeks income exempt from federal and,
where applicable, from state income taxes



PROSPECTUS September 1, 2002



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



[PAGE]

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                             2

Main Risks                                                                3

Connecticut Series                                                        4

Florida Series                                                            6

Maryland Series                                                           8

Massachusetts Series                                                     10

Michigan Series                                                          12

Minnesota Series                                                         14

North Carolina Series                                                    16

Ohio Series                                                              18

Pennsylvania Series                                                      20

Texas Series                                                             22

Virginia Series                                                          24

Financial Highlights                                                     26

Management                                                               48

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         49

Distributions and Taxes                                                  52

Services for Fund Investors                                              53

Instructions for Regular Accounts                                        54

For More Information
--------------------------------------------------------------------------------

INFORMATION ON EACH SERIES' RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).



[PAGE]

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. The fund permits you to invest in any of eleven separate series:

Connecticut series          North Carolina series

Florida series              Ohio series

Maryland series             Pennsylvania series

Massachusetts series        Texas series

Michigan series             Virginia series

Minnesota series

To pursue the fund's goal, each series normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named.

Each series will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each series' portfolio is expected to exceed 10 years.



Each series may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

The portfolio managers may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, a portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio managers focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of a series' assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value. The series would seek to invest in discount bonds that the portfolio managers expect to increase in price. A series' allocation to discount bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio managers may also look to select bonds that are most likely to obtain attractive prices when sold.




Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income taxes. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

AVERAGE MATURITY: an average of the stated maturities of the bonds held in the series, based on their dollar-weighted proportions in the series.


2



MAIN RISKS


The series' principal risks are discussed below. The value of your investment in a series will go up and down, which means you could lose money.

* INTEREST RATE RISK. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the series' share price. The longer the series' effective maturity and duration, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, a series might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the series' share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the series' share price may fall dramatically.

* STATE-SPECIFIC RISK. Each series is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the series more sensitive to risks specific to the state.

* MARKET SECTOR RISK. Each series may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

* LEVERAGING RISK. The use of leverage, such as lending portfolio securities and engaging in forward commitment transactions, may cause taxable income and will magnify a series' gains or losses.

* DERIVATIVES RISK. Each series may invest in derivative instruments, such as options, futures and options on futures (including those relating to indexes and interest rates), and in inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the series' performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the series will not correlate with the series' other investments.




Other potential risks


Although the series' objective is to generate income exempt from federal income tax and, where applicable, from state income tax, interest from some of a series' holdings may be subject to the federal alternative minimum tax. In addition, a series occasionally may invest in taxable bonds and municipal bonds that are exempt only from federal personal income tax.

Each series is non-diversified, which means that a relatively high percentage of the series' assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund would be.

Under adverse market conditions, a series could invest some or all of its assets in money market securities. Although the series would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the series may not achieve its investment objective.

Each series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the series will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the series may experience delays in recovering the loaned securities or exercising its rights in the collateral.


                                                                   The Fund    3



                                                              Connecticut Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSCTX
                                                               CLASS B:    PMCBX
                                                               CLASS C:    PMCCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



8.70    12.64   -5.71   15.47   4.53    9.31    6.33    -4.22   11.03   4.76
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                           +6.30%

WORST QUARTER:                   Q1 '94                           -5.22%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.97%.


-------------------------------------------------------------------------------


Average annual total returns AS OF 12/31/01


Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                 0.08%                 4.34%                5.59%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                     0.08%                 4.23%                5.47%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.91%                 4.45%                5.53%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                 0.23%                 4.41%                  --                  5.39%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.96%                 4.48%                  --                  5.01%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.



4




EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Connecticut series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.10                  0.12                  0.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.90                  1.42                  1.65


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $538                $724                 $926                 $1,508

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,431**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,431**

CLASS C
WITH REDEMPTION                                $268                $520                 $897                 $1,955

WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                          Connecticut Series   5







                                                                  Florida Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSFLX
                                                               CLASS B:    PSFBX
                                                               CLASS C:    PSFCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



9.02    11.90   -4.46   16.68   3.14    4.88    5.59    -4.71   12.18   5.05
92      93      94      95      96      97      98      99      00      01



BEST QUARTER:                    Q1 '95                    +7.13%

WORST QUARTER:                   Q1 '94                   -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 4.15%.

-------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                 0.30%                 3.50%                5.24%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                     0.29%                 3.32%                4.96%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.91%                 3.63%                5.10%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                 0.52%                 3.62%                  --                  4.99%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 3.26%                 3.64%                  --                  4.18%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.




6

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Florida series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.15                  0.15                  0.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.95                  1.45                  1.68


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $543                $739                 $952                 $1,564

CLASS B
WITH REDEMPTION                                $548                $759                 $992                 $1,476**

WITHOUT REDEMPTION                             $148                $459                 $792                 $1,476**

CLASS C
WITH REDEMPTION                                $271                $530                 $913                 $1,987

WITHOUT REDEMPTION                             $171                $530                 $913                 $1,987


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


For the fiscal year ended April 30, 2002, Dreyfus assumed certain expenses of the Florida series pursuant to an undertaking, reducing total expenses from 0.95% to 0.94% for Class A, from 1.45% to 1.44% for Class B, and from 1.68% to 1.67% for Class C shares. This undertaking was voluntary.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                             Florida Series    7







                                                                 Maryland Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSMDX
                                                               CLASS B:    PMDBX
                                                               CLASS C:    PMDCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



8.35    11.39   -4.75   15.91   4.50    9.47    5.65    -4.56   8.63    2.77
92      93      94      95      96      97      98      99      00      01



BEST QUARTER:                    Q1 '95                         +6.49%

WORST QUARTER:                   Q1 '94                         -4.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.88%.

--------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                -1.86%                 3.32%                5.06%                   --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -1.90%                 3.10%                4.86%                   --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                0.83%                 3.59%                5.06%                   --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -1.66%                 3.40%                  --                  4.87%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 1.02%                 3.47%                  --                  4.20%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.





8

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Maryland series in the table below.

Fee table


                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.12                  0.13                  0.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.92                  1.43                  1.67


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $540                $730                 $936                 $1,530

CLASS B
WITH REDEMPTION                                $546                $752                 $982                 $1,448**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,448**

CLASS C
WITH REDEMPTION                                $270                $526                 $907                 $1,976

WITHOUT REDEMPTION                             $170                $526                 $907                 $1,976


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.





Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                            Maryland Series    9






                                                            Massachusetts Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSMAX
                                                               CLASS B:    PBMAX
                                                               CLASS C:    PCMAX


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



9.77    11.63   -4.56   14.81   4.24    8.57    5.81    -4.86   12.11   4.36
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +5.68%

WORST QUARTER:                   Q1 '94                         -4.20%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.88%.


--------------------------------------------------------------------------------


Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                 -0.32%                 4.07%                5.51%                 --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                     -0.32%                 3.91%                5.32%                 --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                 1.62%                 4.17%                5.43%                 --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                 -0.15%                 4.18%                  --                  5.23%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                  2.50%                 4.24%                  --                  4.74%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                               5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.




10


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Massachusetts series in the table below.

Fee table


                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.17                  0.18                  0.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.97                  1.48                  1.72


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $545                $745                 $962                 $1,586

CLASS B
WITH REDEMPTION                                $551                $768                 $1,008               $1,504**

WITHOUT REDEMPTION                             $151                $468                 $808                 $1,504**

CLASS C
WITH REDEMPTION                                $275                $542                 $933                 $2,030

WITHOUT REDEMPTION                             $175                $542                 $933                 $2,030


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                         Massachusetts Series 11






                                                                 Michigan Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSMIX
                                                               CLASS B:    PMIBX
                                                               CLASS C:    PCMIX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


9.25    13.67   -4.59   17.47   3.31    8.55    5.59    -3.73   10.68   4.19
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +6.85%

WORST QUARTER:                   Q1 '94                         -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 4.52%.

--------------------------------------------------------------------------------




Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                -0.52%                 3.98%                5.74%                 --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -0.52%                 3.89%                5.51%                 --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.57%                 4.15%                5.59%                 --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -0.37%                 4.06%                 --                  5.52%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.42%                 4.12%                 --                  4.81%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.




12


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Michigan series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.14                  0.14                  0.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.94                  1.44                  1.68


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $542                $736                 $947                 $1,553

CLASS B
WITH REDEMPTION                                $547                $756                 $987                 $1,464**

WITHOUT REDEMPTION                             $147                $456                 $787                 $1,464**

CLASS C
WITH REDEMPTION                                $271                $530                 $913                 $1,987

WITHOUT REDEMPTION                             $171                $530                 $913                 $1,987


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                            Michigan Series   13






                                                                Minnesota Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSMNX
                                                               CLASS B:    PMMNX
                                                               CLASS C:    PMNCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



8.38    12.37   -4.43   15.33   3.68    7.25    5.26    -3.76   11.28   3.97
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +6.39%

WORST QUARTER:                   Q1 '94                         -5.06%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 4.56%.

--------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                -0.71%                 3.72%                5.27%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -0.71%                 3.68%                5.21%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.42%                 3.97%                5.29%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -0.46%                 3.81%                  --                  5.11%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.25%                 3.84%                  --                  4.37%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.





14


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Minnesota series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.13                  0.14                  0.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.93                  1.44                  1.69


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $541                $733                 $942                 $1,542

CLASS B
WITH REDEMPTION                                $547                $756                 $987                 $1,459**

WITHOUT REDEMPTION                             $147                $456                 $787                 $1,459**

CLASS C
WITH REDEMPTION                                $272                $533                 $918                 $1,998

WITHOUT REDEMPTION                             $172                $533                 $918                 $1,998


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                         Minnesota Series     15






                                                           North Carolina Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSNOX
                                                               CLASS B:    PMNBX
                                                               CLASS C:    PNCCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



10.19   13.77   -8.53   18.14   4.19    9.80    5.75    -5.00   11.44   3.88
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +7.60%

WORST QUARTER:                   Q1 '94                         -7.03%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.89%.

--------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (8/1/91)
RETURNS BEFORE TAXES                                -0.78%                 4.05%                5.58%                   --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -0.78%                 4.01%                5.56%                   --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.32%                 4.20%                5.54%                   --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -0.54%                 4.15%                  --                  5.26%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.12%                 4.25%                  --                  5.05%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.


***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.





What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.






16


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the North Carolina series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25

Other expenses                                                                  0.15                  0.15                  0.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.95                  1.45                  1.68

*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $543                $739                 $952                 $1,564

CLASS B
WITH REDEMPTION                                $548                $759                 $992                 $1,476**

WITHOUT REDEMPTION                             $148                $459                 $792                 $1,476**

CLASS C
WITH REDEMPTION                                $271                $530                 $913                 $1,987

WITHOUT REDEMPTION                             $171                $530                 $913                 $1,987

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                       North Carolina Series  17






                                                                     Ohio Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSOHX
                                                               CLASS B:    POHBX
                                                               CLASS C:    POHCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


9.35    12.35   -4.11   15.45   4.06    8.16    5.21    -3.38   10.80   4.42
92      93      94      95      96      97      98      99      00      01



BEST QUARTER:                    Q1 '95                         +5.79%

WORST QUARTER:                   Q1 '94                         -3.96%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.68%.

--------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                -0.31%                 3.98%                5.57%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -0.31%                 3.85%                5.40%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.63%                 4.12%                5.49%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                 0.00%                 4.09%                  --                  5.33%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.71%                 4.15%                  --                  4.79%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.





18


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Ohio series in the table below.

Fee table

                                                                              CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.12                  0.12                  0.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.92                  1.42                  1.65


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $540                $730                 $936                 $1,530

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,442**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,442**

CLASS C
WITH REDEMPTION                                $268                $520                 $897                 $1,955

WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.





Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                               Ohio Series    19





                                                             Pennsylvania Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PTPAX
                                                               CLASS B:    PPABX
                                                               CLASS C:    PPACX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


9.77    12.72   -5.29   17.65   3.94    9.82    5.74    -4.75   12.33   1.80
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +7.31%

WORST QUARTER:                   Q1 '94                         -5.07%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.88%.


-------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (7/30/87)
RETURNS BEFORE TAXES                                -2.75%                 3.85%                5.64%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -2.76%                 3.59%                5.38%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                0.11%                 4.00%                5.52%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -2.61%                 3.94%                  --                  5.36%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 0.07%                 3.98%                  --                  4.74%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.





20


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Pennsylvania series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.13                  0.13                  0.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.93                  1.43                  1.66


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.


Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $541                $733                 $942                 $1,542

CLASS B
WITH REDEMPTION                                $546                $752                 $982                 $1,453**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,453**

CLASS C
WITH REDEMPTION                                $269                $523                 $902                 $1,965

WITHOUT REDEMPTION                             $169                $523                 $902                 $1,965


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                       Pennsylvania Series    21





                                                                    Texas Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PTXBX
                                                               CLASS B:    PSTBX
                                                               CLASS C:    PTXCX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



9.72   13.68    -4.87   18.63   4.69    9.88    5.98    -5.30   13.30   4.34
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +7.64%

WORST QUARTER:                   Q1 '94                         -5.37%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 4.85%.


--------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (5/28/87)
RETURNS BEFORE TAXES                                -0.34%                 4.47%                6.26%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -0.45%                 4.18%                5.99%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.63%                 4.46%                6.04%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -0.20%                 4.59%                  --                  6.05%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.57%                 4.65%                  --                  5.43%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.




22


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Texas series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.15                  0.16                  0.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.95                  1.46                  1.73


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                      $543                 $739                $952                 $1,564

CLASS B
WITH REDEMPTION                              $549                 $762                $997                 $1,482**

WITHOUT REDEMPTION                           $149                 $462                $797                 $1,482**

CLASS C
WITH REDEMPTION                              $276                 $545                $939                 $2,041

WITHOUT REDEMPTION                           $176                 $545                $939                 $2,041


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


For the fiscal year ended April 30, 2002, Dreyfus assumed certain expenses of the Texas series pursuant to an undertaking, reducing total expenses from 0.95% to 0.85% for Class A, from 1.46% to 1.35% for Class B, and from 1.73% to 1.60% for Class C shares. This undertaking was voluntary.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                              Texas Series    23





                                                                 Virginia Series
                                               ---------------------------------
                                               Ticker Symbols  CLASS A:    PSVAX
                                                               CLASS B:    PVABX
                                                               CLASS C:    PVACX

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series' Class A performance from year to year. The table shows the series' average annual total returns compared with those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. All returns assume reinvestment of dividends and distributions. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. Sales loads are reflected in the performance table. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series' other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES



10.87   13.87   -7.62   19.04   4.41    9.53    5.82    -4.72   11.13   4.15
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                         +7.53%

WORST QUARTER:                   Q1 '94                         -6.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.80%.


--------------------------------------------------------------------------------



Average annual total returns AS OF 12/31/01

Share class/                                                                                                          Since
inception date                                      1 Year                5 Years             10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (8/1/91)
RETURNS BEFORE TAXES                                -0.56%                 4.07%                5.87%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -0.56%                 4.01%                5.82%                  --

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF SERIES SHARES                                1.48%                 4.24%                5.82%                  --

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                -0.34%                 4.17%                  --                  5.52%*

CLASS C (8/15/95)
RETURNS BEFORE TAXES                                 2.40%                 4.24%                  --                  5.08%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                              5.13%                 5.98%                6.63%                 6.39%***


*    ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE SIXTH
     YEAR FOLLOWING THE DATE OF PURCHASE.

**   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
     STATE.


***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.





What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.




24


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Virginia series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                 0.55                  0.55                  0.55

Rule 12b-1 fee                                                                  NONE                  0.50                  0.75

Shareholder services fee                                                        0.25                  0.25                  0.25


Other expenses                                                                  0.14                  0.15                  0.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           0.94                  1.45                  1.68


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                      $542                 $736                $947                 $1,553

CLASS B
WITH REDEMPTION                              $548                 $759                $992                 $1,470**

WITHOUT REDEMPTION                           $148                 $459                $792                 $1,470**

CLASS C
WITH REDEMPTION                              $271                 $530                $913                 $1,987

WITHOUT REDEMPTION                           $171                 $530                $913                 $1,987


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                            Virginia Series   25






FINANCIAL HIGHLIGHTS

Connecticut Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                              YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.72      11.21     12.26      12.23      11.81

 Investment operations:  Investment income -- net                               .57(2)       .57       .58        .61        .62

                         Net realized and unrealized gain (loss) on investments   .14        .51     (.96)        .19        .47

 Total from investment operations                                                 .71       1.08     (.38)        .80       1.09

 Distributions:          Dividends from investment income -- net                (.57)      (.57)     (.58)      (.61)      (.62)

                         Dividends from net realized gain on investments           --         --     (.09)      (.16)      (.05)

 Total distributions                                                            (.57)      (.57)     (.67)      (.77)      (.67)

 Net asset value, end of period                                                 11.86      11.72     11.21      12.26      12.23

 Total return (%)(3)                                                             6.16       9.86    (3.06)       6.70       9.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .90        .89       .90        .89        .90

 Ratio of net investment income to average net assets (%)                        4.81       4.97      5.08       4.94       5.12

 Portfolio turnover rate (%)                                                    15.96      21.71     35.12      21.95      33.31
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        301,044    289,723   274,962    317,923    310,343

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.80% TO 4.81%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.




26

                                                                                              YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.71      11.20     12.26      12.23      11.80

 Investment operations:  Investment income -- net                               .51(2)       .51       .52        .55        .56

                         Net realized and unrealized gain (loss) on investments   .14        .51     (.97)        .19        .48

 Total from investment operations                                                 .65       1.02     (.45)        .74       1.04

 Distributions:          Dividends from investment income -- net                (.51)      (.51)     (.52)      (.55)      (.56)

                         Dividends from net realized gain on investments           --         --     (.09)      (.16)      (.05)

 Total distributions                                                            (.51)      (.51)     (.61)      (.71)      (.61)

 Net asset value, end of period                                                 11.85      11.71     11.20      12.26      12.23

 Total return (%)(3)                                                             5.61       9.31    (3.66)       6.15       8.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.41      1.42       1.40       1.42

 Ratio of net investment income to average net assets (%)                        4.28       4.45      4.55       4.42       4.59

 Portfolio turnover rate (%)                                                    15.96      21.71     35.12      21.95      33.31
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         43,070     38,794    42,283     58,416     59,315

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.27% TO 4.28%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.70      11.19     12.25      12.22      11.79

 Investment operations:  Investment income -- net                               .48(2)       .49       .50        .52        .53

                         Net realized and unrealized gain (loss) on investments   .14        .51     (.97)        .19        .48

 Total from investment operations                                                 .62       1.00     (.47)        .71       1.01

 Distributions:          Dividends from investment income -- net                (.48)      (.49)     (.50)      (.52)      (.53)

                         Dividends from net realized gain on investments           --         --     (.09)      (.16)      (.05)

 Total distributions                                                            (.48)      (.49)     (.59)      (.68)      (.58)

 Net asset value, end of period                                                 11.84      11.70     11.19      12.25      12.22

 Total return (%)(3)                                                             5.36       9.05    (3.89)       5.88       8.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.65       1.65      1.66       1.65       1.68

 Ratio of net investment income to average net assets (%)                        4.03       4.20      4.31       4.15       4.29

 Portfolio turnover rate (%)                                                    15.96      21.71     35.12      21.95      33.31
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          9,684      5,249     4,400      4,970      2,583

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.02% TO 4.03%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.



                                                         Connecticut Series   27





FINANCIAL HIGHLIGHTS

Florida Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                             YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.69      12.88     14.03      14.17      14.06

 Investment operations:  Investment income -- net                               .62(2)       .62       .65        .65        .66

                         Net realized and unrealized gain (loss) on investments   .25        .81    (1.10)        .05        .26

 Total from investment operations                                                 .87       1.43     (.45)        .70        .92

 Distributions:          Dividends from investment income -- net                (.62)      (.62)     (.65)      (.65)      (.66)

                         Dividends from net realized gain on investments     (.00)(3)   (.00)(3)     (.05)      (.19)      (.15)

 Total distributions                                                            (.62)      (.62)     (.70)      (.84)      (.81)

 Net asset value, end of period                                                 13.94      13.69     12.88      14.03      14.17

 Total return (%)(4)                                                             6.48      11.32    (3.19)       5.00       6.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .92       .92        .92        .91

 Ratio of net investment income to average net assets (%)                        4.47       4.65      4.92       4.53       4.67

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .01        .18       .06         --         --

 Portfolio turnover rate (%)                                                    52.76       8.55     29.04      88.48      91.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        112,641    117,133   118,352    149,185    167,793

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.45% TO 4.47%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.




28

                                                                                               YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.68      12.87     14.02      14.17      14.05

 Investment operations:  Investment income -- net                               .55(2)       .55       .58        .57        .59

                         Net realized and unrealized gain (loss) on investments   .25        .81    (1.10)        .04        .27

 Total from investment operations                                                 .80       1.36     (.52)        .61        .86

 Distributions:          Dividends from investment income -- net                (.55)      (.55)     (.58)      (.57)      (.59)

                         Dividends from net realized gain on investments     (.00)(3)   (.00)(3)     (.05)      (.19)      (.15)

 Total distributions                                                            (.55)      (.55)     (.63)      (.76)      (.74)

 Net asset value, end of period                                                 13.93      13.68     12.87      14.02      14.17

 Total return (%)(4)                                                             5.94      10.78    (3.68)       4.40       6.26
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.42      1.43       1.42       1.41

 Ratio of net investment income to average net assets (%)                        3.96       4.16      4.41       4.02       4.16

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .01        .19       .06         --         --

 Portfolio turnover rate (%)                                                    52.76       8.55     29.04      88.48      91.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          9,332      9,792    14,353     26,693     32,545

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01, AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.94% TO 3.96%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.69      12.88     14.03      14.17      14.05

 Investment operations:  Investment income -- net                               .51(2)       .52       .54        .53        .55

                         Net realized and unrealized gain (loss) on investments   .26        .81    (1.10)        .05        .27

 Total from investment operations                                                 .77       1.33     (.56)        .58        .82

 Distributions:          Dividends from investment income -- net                (.52)      (.52)     (.54)      (.53)      (.55)

                         Dividends from net realized gain on investments     (.00)(3)   (.00)(3)     (.05)      (.19)      (.15)

 Total distributions                                                            (.52)      (.52)     (.59)      (.72)      (.70)

 Net asset value, end of period                                                 13.94      13.69     12.88      14.03      14.17

 Total return (%)(4)                                                             5.68      10.50    (3.97)       4.13       5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.67      1.73       1.75       1.71

 Ratio of net investment income to average net assets (%)                        3.69       3.83      4.11       3.69       3.69

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .01        .21       .10         --        --

 Portfolio turnover rate (%)                                                    52.76       8.55     29.04      88.48      91.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          2,663      1,004       456        394        366

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.66% TO 3.69%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.



                                                             Florida Series   29




FINANCIAL HIGHLIGHTS

Maryland Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                              YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      11.74     12.94      13.05      12.70

 Investment operations:  Investment income -- net                               .59(2)       .62       .63        .65        .67

                         Net realized and unrealized gain (loss) on investments (.10)        .20    (1.10)        .09        .50

 Total from investment operations                                                 .49        .82     (.47)        .74       1.17

 Distributions:          Dividends from investment income -- net                (.59)      (.62)     (.63)      (.65)      (.67)

                         Dividends from net realized gain on investments        (.02)   (.00)(3)     (.10)      (.20)      (.15)

 Total distributions                                                            (.61)      (.62)     (.73)      (.85)      (.82)

 Net asset value, end of period                                                 11.82      11.94     11.74      12.94      13.05

 Total return (%)(4)                                                             4.19       7.14    (3.61)       5.76       9.40
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .91       .91        .90        .90

 Ratio of net investment income to average net assets (%)                        4.93       5.22      5.16       4.97       5.12

 Portfolio turnover rate (%)                                                    35.83      14.74     28.37      29.30      18.12
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        228,669    228,111   229,184    264,255    262,560

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.92% TO 4.93%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.




30

                                                                                             YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      11.74     12.94      13.05      12.70

 Investment operations:  Investment income -- net                               .53(2)       .56       .56        .58        .60

                         Net realized and unrealized gain (loss) on investments (.09)        .20    (1.10)        .09        .50

 Total from investment operations                                                 .44        .76     (.54)        .67       1.10

 Distributions:          Dividends from investment income -- net                (.53)      (.56)     (.56)      (.58)      (.60)

                         Dividends from net realized gain on investments        (.02)   (.00)(3)     (.10)      (.20)      (.15)

 Total distributions                                                            (.55)      (.56)     (.66)      (.78)      (.75)

 Net asset value, end of period                                                 11.83      11.94     11.74      12.94      13.05

 Total return (%)(4)                                                             3.75       6.60    (4.12)       5.20       8.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.42      1.43       1.42       1.42

 Ratio of net investment income to average net assets (%)                        4.41       4.69      4.62       4.44       4.59

 Portfolio turnover rate (%)                                                    35.83      14.74     28.37      29.30      18.12
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         52,833     47,095    43,044     59,806     50,141

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.39% TO 4.41%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      11.75     12.95      13.06      12.71

 Investment operations:  Investment income -- net                               .50(2)       .53       .54        .55        .57

                         Net realized and unrealized gain (loss) on investments (.09)        .19    (1.10)        .09        .50

 Total from investment operations                                                 .41        .72     (.56)        .64       1.07

 Distributions:          Dividends from investment income -- net                (.50)      (.53)     (.54)      (.55)      (.57)

                         Dividends from net realized gain on investments        (.02)   (.00)(3)     (.10)      (.20)      (.15)

 Total distributions                                                            (.52)      (.53)     (.64)      (.75)      (.72)

 Net asset value, end of period                                                 11.83      11.94     11.75      12.95      13.06

 Total return (%)(4)                                                             3.48       6.23    (4.32)       4.93       8.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.67      1.65       1.66       1.67

 Ratio of net investment income to average net assets (%)                        4.15       4.43      4.41       4.15       4.29

 Portfolio turnover rate (%)                                                    35.83      14.74     28.37      29.30      18.12
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,194      3,264     2,223      3,235      1,618

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.13% TO 4.15%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.


                                                           Maryland Series    31




FINANCIAL HIGHLIGHTS

Massachusetts Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                              YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.14      10.69     11.68      11.75      11.40

 Investment operations:  Investment income -- net                               .53(2)       .56       .57        .59        .61

                         Net realized and unrealized gain (loss) on investments   .16        .45     (.98)        .11        .40

 Total from investment operations                                                 .69       1.01     (.41)        .70       1.01

 Distributions:          Dividends from investment income -- net                (.53)      (.56)     (.57)      (.59)      (.61)

                         Dividends from net realized gain on investments           --         --     (.01)      (.18)      (.05)

 Total distributions                                                            (.53)      (.56)     (.58)      (.77)      (.66)

 Net asset value, end of period                                                 11.30      11.14     10.69      11.68      11.75

 Total return (%)(3)                                                             6.25       9.63    (3.42)       6.08       9.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .97        .96       .98        .93        .91

 Ratio of net investment income to average net assets (%)                        4.66       5.09      5.22       4.97       5.23

 Portfolio turnover rate (%)                                                    58.32      51.41     57.94      47.11      48.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         51,756     51,557    50,885     62,958     60,529

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE A ND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.64% TO 4.66%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.




32

                                                                                             YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.14      10.68     11.67      11.75      11.40

 Investment operations:  Investment income -- net                               .46(2)       .50       .52        .53        .55

                         Net realized and unrealized gain (loss) on investments   .16        .46     (.98)        .10        .40

 Total from investment operations                                                 .62        .96     (.46)        .63        .95

 Distributions:          Dividends from investment income -- net                (.47)      (.50)     (.52)      (.53)      (.55)

                         Dividends from net realized gain on investments           --         --     (.01)      (.18)      (.05)

 Total distributions                                                            (.47)      (.50)     (.53)      (.71)      (.60)

 Net asset value, end of period                                                 11.29      11.14     10.68      11.67      11.75

 Total return (%)(3)                                                             5.61       9.18    (3.93)       5.46       8.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.48       1.48      1.49       1.43       1.42

 Ratio of net investment income to average net assets (%)                        4.13       4.57      4.70       4.46       4.71

 Portfolio turnover rate (%)                                                    58.32      51.41     57.94      47.11      48.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,611      4,566     4,648      6,733      6,584

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.12% TO 4.13%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.15      10.70     11.69      11.76      11.41

 Investment operations:  Investment income -- net                               .42(2)       .46       .49        .50        .52

                         Net realized and unrealized gain (loss) on investments   .17        .45     (.98)        .11        .40

 Total from investment operations                                                 .59        .91     (.49)        .61        .92

 Distributions:          Dividends from investment income -- net                (.43)      (.46)     (.49)      (.50)      (.52)

                         Dividends from net realized gain on investments           --         --     (.01)      (.18)      (.05)

 Total distributions                                                            (.43)      (.46)     (.50)      (.68)      (.57)

 Net asset value, end of period                                                 11.31      11.15     10.70      11.69      11.76

 Total return (%)(3)                                                             5.39       8.65    (4.16)       5.28       8.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.72       1.79      1.68       1.70       1.64

 Ratio of net investment income to average net assets (%)                        3.81       4.18      4.51       4.06       4.51

 Portfolio turnover rate (%)                                                    58.32      51.41     57.94      47.11      48.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            725        373       141        345          1

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.79% TO 3.81%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.



                                                       Massachusetts Series   33

*****

FINANCIAL HIGHLIGHTS

Michigan Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                            YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.82      14.32     15.57      15.61      15.14

 Investment operations:  Investment income -- net                               .73(2)       .75       .76        .78        .80

                         Net realized and unrealized gain (loss) on investments   .25        .50    (1.16)        .12        .48

 Total from investment operations                                                 .98       1.25     (.40)        .90       1.28

 Distributions:          Dividends from investment income -- net                (.73)      (.75)     (.76)      (.78)      (.80)

                         Dividends from net realized gain on investments           --         --     (.09)      (.16)      (.01)

 Total distributions                                                            (.73)      (.75)     (.85)      (.94)      (.81)

 Net asset value, end of period                                                 15.07      14.82     14.32      15.57      15.61

 Total return (%)(3)                                                             6.72       8.90    (2.56)       5.89       8.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .93       .94        .92        .92

 Ratio of net investment income to average net assets (%)                        4.86       5.11      5.18       4.96       5.12

 Portfolio turnover rate (%)                                                    38.11      29.62     29.55      36.17      41.46
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        117,732    119,860   123,635    145,764    149,221

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.85% TO 4.86%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.



34

                                                                                           YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.82      14.32     15.56      15.61      15.13

 Investment operations:  Investment income -- net                               .65(2)       .68       .69        .70        .72

                         Net realized and unrealized gain (loss) on investments   .24        .50    (1.15)        .11        .49

 Total from investment operations                                                 .89       1.18     (.46)        .81       1.21

 Distributions:          Dividends from investment income -- net                (.65)      (.68)     (.69)      (.70)      (.72)

                         Dividends from net realized gain on investments           --         --     (.09)      (.16)      (.01)

 Total distributions                                                            (.65)      (.68)     (.78)      (.86)      (.73)

 Net asset value, end of period                                                 15.06      14.82     14.32      15.56      15.61

 Total return (%)(3)                                                             6.11       8.35    (2.98)       5.29       8.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.44      1.44       1.42       1.42

 Ratio of net investment income to average net assets (%)                        4.34       4.60      4.66       4.44       4.61

 Portfolio turnover rate (%)                                                    38.11      29.62     29.55      36.17      41.46
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         10,201     11,422    13,101     22,338     20,938

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.33% TO 4.34%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.82      14.33     15.57      15.61      15.14

 Investment operations:  Investment income -- net                               .62(2)       .64       .65        .66        .67

                         Net realized and unrealized gain (loss) on investments   .25        .49    (1.15)        .12        .48

 Total from investment operations                                                 .87       1.13     (.50)        .78       1.15

 Distributions:          Dividends from investment income -- net                (.62)      (.64)     (.65)      (.66)      (.67)

                         Dividends from net realized gain on investments           --         --     (.09)      (.16)      (.01)

 Total distributions                                                            (.62)      (.64)     (.74)      (.82)      (.68)

 Net asset value, end of period                                                 15.07      14.82     14.33      15.57      15.61

 Total return (%)(3)                                                             5.93       8.01    (3.22)       5.08       7.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.68       1.69      1.69       1.67       1.69

 Ratio of net investment income to average net assets (%)                        4.05       4.33      4.43       4.16       4.26

 Portfolio turnover rate (%)                                                    38.11      29.62     29.55      36.17      41.46
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,978      1,480     1,104      1,877        640

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.04% TO 4.05%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.



                                                             Michigan Series  35




FINANCIAL HIGHLIGHTS

Minnesota Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                              YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.60      14.11     15.30      15.30      15.03

 Investment operations:  Investment income -- net                               .70(2)       .74       .75        .78        .82

                         Net realized and unrealized gain (loss) on investments   .28        .49    (1.13)       .04         .27

 Total from investment operations                                                 .98       1.23     (.38)        .82       1.09

 Distributions:          Dividends from investment income -- net                (.70)      (.74)     (.75)      (.78)      (.82)

                         Dividends from net realized gain on investments           --         --     (.06)      (.04)         --

 Total distributions                                                            (.70)      (.74)     (.81)      (.82)      (.82)

 Net asset value, end of period                                                 14.88      14.60     14.11      15.30      15.30

 Total return (%)(3)                                                             6.82       8.90    (2.48)       5.41       7.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .92       .93        .91        .90

 Ratio of net investment income to average net assets (%)                        4.71       5.13      5.20       5.05       5.32

 Portfolio turnover rate (%)                                                    33.33      14.00     13.45      41.27      13.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        117,881    117,281   116,261    134,314    126,115

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.



37


                                                                                              YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.62      14.14     15.33      15.33      15.06

 Investment operations:  Investment income -- net                               .62(2)       .67       .67        .70        .74

                         Net realized and unrealized gain (loss) on investments   .28        .48    (1.13)       .04         .27

 Total from investment operations                                                 .90       1.15     (.46)        .74       1.01

 Distributions:          Dividends from investment income -- net                (.62)      (.67)     (.67)      (.70)      (.74)

                         Dividends from net realized gain on investments           --         --     (.06)      (.04)         --

 Total distributions                                                            (.62)      (.67)     (.73)      (.74)      (.74)

 Net asset value, end of period                                                 14.90      14.62     14.14      15.33      15.33

 Total return (%)(3)                                                             6.26       8.27    (2.97)       4.86       6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.43      1.46       1.43       1.42

 Ratio of net investment income to average net assets (%)                        4.18       4.62      4.64       4.52       4.79

 Portfolio turnover rate (%)                                                    33.33      14.00     13.45      41.27      13.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         13,714     14,417    14,671     29,562     28,568

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.62      14.13     15.33      15.33      15.06

 Investment operations:  Investment income -- net                               .56(2)       .63       .63        .65        .69

                         Net realized and unrealized gain (loss) on investments   .31        .49    (1.14)        .04        .27

 Total from investment operations                                                 .87       1.12     (.51)        .69        .96

 Distributions:          Dividends from investment income -- net                (.59)      (.63)     (.63)      (.65)      (.69)

                         Dividends from net realized gain on investments           --         --     (.06)      (.04)         --

 Total distributions                                                            (.59)      (.63)     (.69)      (.69)      (.69)

 Net asset value, end of period                                                 14.90      14.62     14.13      15.33      15.33

 Total return (%)(3)                                                             5.99       8.03    (3.30)       4.53       6.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.69       1.72      1.73       1.74       1.73

 Ratio of net investment income to average net assets (%)                        3.85       4.32      4.38       4.16       4.40

 Portfolio turnover rate (%)                                                    33.33      14.00     13.45      41.27      13.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,211      1,139     1,073      1,422        667

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.


                                                            Minnesota Series  37




FINANCIAL HIGHLIGHTS

North Carolina Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                             YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.21      12.79     13.95      13.91      13.23

 Investment operations:  Investment income -- net                               .61(2)       .66       .65        .66        .67

                         Net realized and unrealized gain (loss) on investments   .23        .42    (1.12)        .11        .68

 Total from investment operations                                                 .84       1.08     (.47)        .77       1.35

 Distributions:          Dividends from investment income -- net                (.61)      (.66)     (.65)      (.66)      (.67)

                         Dividends from net realized gain on investments           --         --     (.04)      (.07)         --

 Total distributions                                                            (.61)      (.66)     (.69)      (.73)      (.67)

 Net asset value, end of period                                                 13.44      13.21     12.79      13.95      13.91

 Total return (%)(3)                                                             6.46       8.57    (3.38)       5.63      10.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .95        .95       .97        .94        .87

 Ratio of net investment income to average net assets (%)                        4.54       5.01      4.97       4.68       4.89

 Portfolio turnover rate (%)                                                    36.45      32.30     39.92      41.15      32.28
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         61,807     57,033    55,883     47,794     41,592

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.




38

                                                                                               YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.20      12.78     13.94      13.90      13.22

 Investment operations:  Investment income -- net                               .54(2)       .59       .58        .59        .60

                         Net realized and unrealized gain (loss) on investments   .22        .42    (1.12)        .11        .68

 Total from investment operations                                                 .76       1.01     (.54)        .70       1.28

 Distributions:          Dividends from investment income -- net                (.54)      (.59)     (.58)      (.59)      (.60)

                         Dividends from net realized gain on investments           --         --     (.04)      (.07)         --

 Total distributions                                                            (.54)      (.59)     (.62)      (.66)      (.60)

 Net asset value, end of period                                                 13.42      13.20     12.78      13.94      13.90

 Total return (%)(3)                                                             5.85       8.03    (3.88)       5.10       9.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.45       1.45      1.48       1.44       1.38

 Ratio of net investment income to average net assets (%)                        4.04       4.50      4.42       4.16       4.39

 Portfolio turnover rate (%)                                                    36.45      32.30     39.92      41.15      32.28
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         19,598     18,994    19,854     39,535     45,296

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.03% TO 4.04%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.22      12.80     13.96      13.90      13.22

 Investment operations:  Investment income -- net                               .51(2)       .56       .55        .56        .57

                         Net realized and unrealized gain (loss) on investments   .22        .42    (1.12)        .13        .68

 Total from investment operations                                                 .73        .98     (.57)        .69       1.25

 Distributions:          Dividends from investment income -- net                (.51)      (.56)     (.55)      (.56)      (.57)

                         Dividends from net realized gain on investments           --         --     (.04)      (.07)         --

 Total distributions                                                            (.51)      (.56)     (.59)      (.63)      (.57)

 Net asset value, end of period                                                 13.44      13.22     12.80      13.96      13.90

 Total return (%)(3)                                                             5.60       7.78    (4.10)       5.02       9.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.68       1.68      1.72       1.63       1.62

 Ratio of net investment income to average net assets (%)                        3.76       4.27      4.22       3.83       4.08

 Portfolio turnover rate (%)                                                    36.45      32.30     39.92      41.15      32.28
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,423        756       671        434         44

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.


                                                        North Carolina Series 39




FINANCIAL HIGHLIGHTS

Ohio Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.29      11.88     12.80      12.86      12.65

 Investment operations:  Investment income -- net                               .58(2)       .61       .63        .65        .67

                         Net realized and unrealized gain (loss) on investments   .19        .41     (.90)        .08        .34

 Total from investment operations                                                 .77       1.02     (.27)        .73       1.01

 Distributions:          Dividends from investment income -- net                (.58)      (.61)     (.63)      (.65)      (.67)

                         Dividends from net realized gain on investments           --         --     (.02)      (.14)      (.13)

 Total distributions                                                            (.58)      (.61)     (.65)      (.79)      (.80)

 Net asset value, end of period                                                 12.48      12.29     11.88      12.80      12.86

 Total return (%)(3)                                                             6.35       8.75    (2.08)       5.72       8.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .91       .91        .91        .90

 Ratio of net investment income to average net assets (%)                        4.64       5.02      5.20       5.00       5.17

 Portfolio turnover rate (%)                                                    32.20      27.53     26.70      40.36      24.73
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        210,000    197,970   201,974    237,027    237,618

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.63% TO 4.64%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.




40

                                                                                                YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.29      11.88     12.81      12.87      12.65

 Investment operations:  Investment income -- net                               .51(2)       .55       .57        .58        .60

                         Net realized and unrealized gain (loss) on investments   .20        .41     (.91)        .08        .35

 Total from investment operations                                                 .71        .96     (.34)        .66        .95

 Distributions:          Dividends from investment income -- net                (.52)      (.55)     (.57)      (.58)      (.60)

                         Dividends from net realized gain on investments           --         --     (.02)      (.14)      (.13)

 Total distributions                                                            (.52)      (.55)     (.59)      (.72)      (.73)

 Net asset value, end of period                                                 12.48      12.29     11.88      12.81      12.87

 Total return (%)(3)                                                             5.82       8.21    (2.66)       5.17       7.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.41      1.42       1.42       1.41

 Ratio of net investment income to average net assets (%)                        4.13       4.51      4.68       4.47       4.65

 Portfolio turnover rate (%)                                                    32.20      27.53     26.70      40.36      24.73
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         40,904     38,763    39,445     54,929     50,453

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.12% TO 4.13%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.30      11.89     12.82      12.88      12.66

 Investment operations:  Investment income -- net                               .48(2)       .52       .54        .55        .57

                         Net realized and unrealized gain (loss) on investments   .21        .41     (.91)        .08        .35

 Total from investment operations                                                 .69        .93     (.37)        .63        .92

 Distributions:          Dividends from investment income -- net                (.49)      (.52)     (.54)      (.55)      (.57)

                         Dividends from net realized gain on investments           --         --     (.02)      (.14)      (.13)

 Total distributions                                                            (.49)      (.52)     (.56)      (.69)      (.70)

 Net asset value, end of period                                                 12.50      12.30     11.89      12.82      12.88

 Total return (%)(3)                                                             5.65       7.92    (2.90)       4.92       7.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.65       1.65      1.67       1.66       1.66

 Ratio of net investment income to average net assets (%)                        3.86       4.21      4.41       4.20       4.38

 Portfolio turnover rate (%)                                                    32.20      27.53     26.70      40.36      24.73
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          9,407      5,163     3,095      1,793        579

(1) AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD
ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME
PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.85% TO 3.86%.
PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.




                                                               Ohio Series    41




FINANCIAL HIGHLIGHTS

Pennsylvania Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                             YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.40      14.94     16.56      16.68      16.23

 Investment operations:  Investment income -- net                               .72(2)       .77       .79        .82        .85

                         Net realized and unrealized gain (loss) on investments   .07        .46    (1.33)        .16        .71

 Total from investment operations                                                 .79       1.23     (.54)        .98       1.56

 Distributions:          Dividends from investment income -- net                (.71)      (.77)     (.79)      (.82)      (.85)

                         Dividends from net realized gain on investments        (.01)   (.00)(3)     (.29)      (.28)      (.26)

 Total distributions                                                            (.72)      (.77)    (1.08)     (1.10)     (1.11)

 Net asset value, end of period                                                 15.47      15.40     14.94      16.56      16.68

 Total return (%)(4)                                                             5.18       8.37    (3.24)       5.97       9.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .92       .94        .92        .92

 Ratio of net investment income to average net assets (%)                        4.60       5.02      5.12       4.90       5.09

 Portfolio turnover rate (%)                                                    36.46      23.01     34.29      48.14      34.82
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        190,173    188,473   180,760    195,728    196,055

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.57% TO 4.60%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.




42

                                                                                              YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.38      14.93     16.55      16.67      16.23

 Investment operations:  Investment income -- net                               .64(2)       .69       .71        .74        .77

                         Net realized and unrealized gain (loss) on investments   .08        .45    (1.33)        .16        .70

 Total from investment operations                                                 .72       1.14     (.62)        .90       1.47

 Distributions:          Dividends from investment income -- net                (.63)      (.69)     (.71)      (.74)      (.77)

                         Dividends from net realized gain on investments        (.01)   (.00)(3)     (.29)      (.28)      (.26)

 Total distributions                                                            (.64)      (.69)    (1.00)     (1.02)     (1.03)

 Net asset value, end of period                                                 15.46      15.38     14.93      16.55      16.67

 Total return (%)(4)                                                             4.72       7.75    (3.75)       5.43       9.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.43      1.46       1.43       1.43

 Ratio of net investment income to average net assets (%)                        4.08       4.50      4.57       4.39       4.57

 Portfolio turnover rate (%)                                                    36.46      23.01     34.29      48.14      34.82
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         40,775     38,593    38,968     68,869     74,855

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.05% TO 4.08%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.40      14.95     16.57      16.69      16.23

 Investment operations:  Investment income -- net                               .60(2)       .66       .67        .69        .70

                         Net realized and unrealized gain (loss) on investments   .09        .45    (1.33)        .16        .72

 Total from investment operations                                                 .69       1.11     (.66)        .85       1.42

 Distributions:          Dividends from investment income -- net                (.60)      (.66)     (.67)      (.69)      (.70)

                         Dividends from net realized gain on investments        (.01)   (.00)(3)     (.29)      (.28)      (.26)

 Total distributions                                                            (.61)      (.66)     (.96)      (.97)      (.96)

 Net asset value, end of period                                                 15.48      15.40     14.95      16.57      16.69

 Total return (%)(4)                                                             4.48       7.49    (3.98)       5.16       8.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.66       1.67      1.70       1.69       1.69

 Ratio of net investment income to average net assets (%)                        3.83       4.23      4.35       4.07       3.98

 Portfolio turnover rate (%)                                                    36.46      23.01     34.29      48.14      34.82
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,568      2,355     1,274        898        463

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.80% TO 3.83%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.


                                                       Pennsylvania Series    43



FINANCIAL HIGHLIGHTS

Texas Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                               YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           20.24      19.33     21.37      21.68      20.99

 Investment operations:  Investment income -- net                               .94(2)       .96       .98       1.00       1.08

                         Net realized and unrealized gain (loss) on investments   .68        .91    (1.77)        .21        .99

 Total from investment operations                                                1.62       1.87     (.79)       1.21       2.07

 Distributions:          Dividends from investment income -- net                (.94)      (.96)     (.98)     (1.00)     (1.08)

                         Dividends from net realized gain on investments        (.11)         --     (.27)      (.52)      (.30)

 Total distributions                                                           (1.05)      (.96)    (1.25)     (1.52)     (1.38)

 Net asset value, end of period                                                 20.81      20.24     19.33      21.37      21.68

 Total return (%)(3)                                                             8.11       9.83    (3.62)       5.66      10.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .85        .85       .85        .85        .72

 Ratio of net investment income to average net assets (%)                        4.54       4.80      4.95       4.59       4.96

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .10        .10       .14        .07        .18

 Portfolio turnover rate (%)                                                    32.62      12.69     22.70      49.67      27.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         53,009     52,716    52,464     60,516     59,758

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.51% TO 4.54%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.




44

                                                                                                YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           20.24      19.32     21.37      21.68      20.98

 Investment operations:  Investment income -- net                               .83(2)       .86       .88        .89        .97

                         Net realized and unrealized gain (loss) on investments   .67        .92    (1.78)        .21       1.00

 Total from investment operations                                                1.50       1.78     (.90)       1.10       1.97

 Distributions:          Dividends from investment income -- net                (.83)      (.86)     (.88)      (.89)      (.97)

                         Dividends from net realized gain on investments        (.11)         --     (.27)      (.52)      (.30)

 Total distributions                                                            (.94)      (.86)    (1.15)     (1.41)     (1.27)

 Net asset value, end of period                                                 20.80      20.24     19.32      21.37      21.68

 Total return (%)(3)                                                             7.52       9.35    (4.14)       5.13       9.53
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.35       1.35      1.35       1.35       1.23

 Ratio of net investment income to average net assets (%)                        4.04       4.30      4.41       4.09       4.44

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .11        .12       .16        .08        .18

 Portfolio turnover rate (%)                                                    32.62      12.69     22.70      49.67      27.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          6,994      6,557     7,483     17,031     20,454

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.00% TO 4.04%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           20.23      19.31     21.36      21.67      20.97

 Investment operations:  Investment income -- net                               .77(2)       .81       .84        .83        .91

                         Net realized and unrealized gain (loss) on investments   .68        .92    (1.78)        .21       1.00

 Total from investment operations                                                1.45       1.73     (.94)       1.04       1.91

 Distributions:          Dividends from investment income -- net                (.78)      (.81)     (.84)      (.83)      (.91)

                         Dividends from net realized gain on investments        (.11)         --     (.27)      (.52)      (.30)

 Total distributions                                                            (.89)      (.81)    (1.11)     (1.35)     (1.21)

 Net asset value, end of period                                                 20.79      20.23     19.31      21.36      21.67

 Total return (%)(3)                                                             7.25       9.02    (4.33)       4.86       9.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.60       1.60      1.60       1.60       1.52

 Ratio of net investment income to average net assets (%)                        3.76       4.01      4.15       3.79       4.10

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .13        .12       .15        .11        .15

 Portfolio turnover rate (%)                                                    32.62      12.69     22.70      49.67      27.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            632        365       265        620        261

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 3.72% TO 3.76%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.


                                                               Texas Series   45




FINANCIAL HIGHLIGHTS

Virginia Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                               YEAR ENDED APRIL 30,
 CLASS A                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.51      15.84     17.31      17.37      16.61

 Investment operations:  Investment income -- net                               .79(2)       .81       .83        .85        .88

                         Net realized and unrealized gain (loss) on investments   .17        .67    (1.47)        .17        .76

 Total from investment operations                                                 .96       1.48     (.64)       1.02       1.64

 Distributions:          Dividends from investment income -- net                (.79)      (.81)     (.83)      (.85)      (.88)

                         Dividends from net realized gain on investments           --         --  (.00)(3)      (.23)   (.00)(3)

 Total distributions                                                            (.79)      (.81)     (.83)     (1.08)      (.88)

 Net asset value, end of period                                                 16.68      16.51     15.84      17.31      17.37

 Total return (%)(4)                                                             5.86       9.54    (3.65)       5.98      10.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .93       .97        .92        .75

 Ratio of net investment income to average net assets (%)                        4.68       4.99      5.12       4.83       5.10

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --         --        .14

 Portfolio turnover rate (%)                                                    18.46      31.73     31.63      30.19      21.25
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         72,249     68,144    67,043     71,612     65,086

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     APRIL 30, 2002. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.




46

                                                                                               YEAR ENDED APRIL 30,
 CLASS B                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.51      15.83     17.31      17.37      16.60

 Investment operations:  Investment income -- net                               .70(2)       .73       .75        .76        .79

                         Net realized and unrealized gain (loss) on investments   .16        .68    (1.48)        .17        .77

 Total from investment operations                                                 .86       1.41     (.73)        .93       1.56

 Distributions:          Dividends from investment income -- net                (.70)      (.73)     (.75)      (.76)      (.79)

                         Dividends from net realized gain on investments           --         --  (.00)(3)      (.23)   (.00)(3)

 Total distributions                                                            (.70)      (.73)     (.75)      (.99)      (.79)

 Net asset value, end of period                                                 16.67      16.51     15.83      17.31      17.37

 Total return (%)(4)                                                             5.26       9.05    (4.21)       5.44       9.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.45       1.44      1.48       1.43       1.26

 Ratio of net investment income to average net assets (%)                        4.17       4.48      4.59       4.32       4.58

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --         --        .14

 Portfolio turnover rate (%)                                                    18.46      31.73     31.63      30.19      21.25
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         16,265     19,035    21,081     34,912     40,100

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     APRIL 30, 2002. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED APRIL 30,
 CLASS C                                                                        2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.50      15.83     17.30      17.36      16.60

 Investment operations:  Investment income -- net                               .66(2)       .69       .71        .72        .75

                         Net realized and unrealized gain (loss) on investments   .16        .67    (1.47)        .17        .76

 Total from investment operations                                                 .82       1.36     (.76)        .89       1.51

 Distributions:          Dividends from investment income -- net                (.66)      (.69)     (.71)      (.72)      (.75)

                         Dividends from net realized gain on investments           --         --  (.00)(3)      (.23)   (.00)(3)

 Total distributions                                                            (.66)      (.69)     (.71)      (.95)      (.75)

 Net asset value, end of period                                                 16.66      16.50     15.83      17.30      17.36

 Total return (%)(4)                                                             5.01       8.75    (4.37)       5.19       9.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.68       1.67      1.70       1.66       1.54

 Ratio of net investment income to average net assets (%)                        3.92       4.27      4.37       4.06       4.24

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --         --        .11

 Portfolio turnover rate (%)                                                    18.46      31.73     31.63      30.19      21.25
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,286      2,367     3,048      3,188      1,996

(1)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     APRIL 30, 2002. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF SALES CHARGE.


                                                          Virginia Series     47




MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $188 billion in over 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $588 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of the series' average daily net assets. These fees reflect any fee waivers or expense reimbursements that may have been in effect.

--------------------------------------------------------------------------------

                                                EFFECTIVE ANNUAL RATE OF
NAME OF SERIES                                     MANAGEMENT FEE PAID
--------------------------------------------------------------------------------

Connecticut                                                  0.55%


Florida                                                      0.54%


Maryland                                                     0.55%

Massachusetts                                                0.55%

Michigan                                                     0.55%

Minnesota                                                    0.55%

North Carolina                                               0.55%

Ohio                                                         0.55%

Pennsylvania                                                 0.55%


Texas                                                        0.44%


Virginia                                                     0.55%




James Welch has been the primary portfolio manager of each of the Connecticut series and Massachusetts series since November 2001. Mr. Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001. For the five years prior thereto, Mr. Welch was a senior vice president and a member of the portfolio management team at Bay Back Advisors.


Douglas J. Gaylor has been the primary portfolio manager of the Florida series since August 1999 and of each of the Maryland series, Pennsylvania series and Texas series since he joined Dreyfus in January 1996.


W. Michael Petty has been the primary portfolio manager of each of the Michigan series, Minnesota series and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997.

Scott Sprauer has been the primary portfolio manager of each of the North Carolina series and Virginia series since November 2001. Mr. Sprauer has been employed by Dreyfus and previously served as a portfolio manager for five state-specific Dreyfus municipal money market funds since October 1998. Prior to joining Dreyfus, he was an assistant portfolio manager-short term municipal bonds for Merrill Lynch Asset Management Corporation from 1993 to October 1997 and thereafter an associate trader and research analyst for Wealth Builders, Inc.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.





48

Your Investment

ACCOUNT POLICIES


THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.


YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon


* CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon


Your financial representative can help you choose the share class that is appropriate for you.




Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.




Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.


--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                      Sales charge
                                                           deducted as a %                   as a % of your
Your investment                                            of offering price                 net investment
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                              4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

*    A 1.00% CDSC may be charged on any shares sold within one year of purchase
     (except shares bought through dividend reinvestment).

--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.


                                                            Your Investment   49






ACCOUNT POLICIES (CONTINUED)

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each series' investments are generally valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified retirement plans.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


--------------------------------------------------------------------------------

Minimum investments

                                  Initial          Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                  $1,000           $100; $500 FOR DREYFUS
                                                   TELETRANSFER INVESTMENTS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Selling shares


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.




Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series' Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.




50


BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS




Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.



General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a series' total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect a series' operations (for example, if it represents more than 1% of a series' assets).




Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

                                                           Your Investment    51



DISTRIBUTIONS AND TAXES

EACH SERIES GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class of a series will generate a different dividend because each has different expenses. Your distributions will be reinvested in your series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH SERIES ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distribution of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the series and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------

Taxability of distributions


Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above


--------------------------------------------------------------------------------

INCOME                   GENERALLY                  GENERALLY
DIVIDENDS                TAX EXEMPT                 TAX EXEMPT

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%



Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Any sale or exchange of series shares, including through the checkwriting privilege, may generate a tax liability.


The table at left also can provide a guide for potential tax liability when selling or exchanging series shares. "Short-term capital gains" applies to series shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax rate bracket, purchased after December 31, 2000.




52


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASE series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

CHECKWRITING PRIVILEGE (CLASS A ONLY)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of a series into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                                                             Your Investment  53






INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing




TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing




           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
   * ABA# 021000018
   * DDA# (see below)
   * the fund and series names
   * the share class
   * your Social Security or tax ID number
   * name(s) of investor(s)
   * dealer number if applicable

Call us to obtain an account number.
Return your application with the account number on the application.



WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
* ABA# 021000018
* DDA# (see below)
* the fund and series names
* the share class
* your account number
* name(s) of investor(s)
* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

DREYFUS TELETRANSFER  Request Dreyfus
TeleTransfer on your application. Call us to request your transaction.



           Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your
application with your investment.




ALL SERVICES  Call us or your financial
representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.





TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund and series names
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing




WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file.
Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction.
Be sure the fund has your bank account
information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.




AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.




To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.





SELECT THE APPROPRIATE DDA# FOR YOUR SERIES:

Connecticut                                 DDA# 8900119489

Florida                                     DDA# 8900119381

Maryland                                    DDA# 8900119403

Massachusetts                               DDA# 8900119470

Michigan                                    DDA# 8900119411

Minnesota                                   DDA# 8900119438

North Carolina                              DDA# 8900208635

Ohio                                        DDA# 8900119446

Pennsylvania                                DDA# 8900119454

Texas                                       DDA# 8900119462

Virginia                                    DDA# 8900208678





Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.





54


[Application page 1]
[PAGE]

[Application page 2]



[PAGE]

NOTES

[PAGE]


For More Information




Dreyfus Premier State
Municipal Bond Fund
--------------------------------------
SEC file number:  811-4906




More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the applicable series' performance, lists portfolio holdings and contains a letter from the series' manager discussing recent market conditions, economic trends and series strategies that significantly affected the series' performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).




To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
PSTMB-P0902








------------------------------------------------------------------------------

                  DREYFUS PREMIER STATE MUNICIPAL BOND FUND

               o     Connecticut Series          o     North Carolina Series
               o     Florida Series              o     Ohio Series
               o     Maryland Series             o     Pennsylvania Series
               o     Massachusetts Series        o     Texas Series
               o     Michigan Series             o     Virginia Series
               o     Minnesota Series


                       CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                SEPTEMBER 1, 2002


------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 2002, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611.


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.





                                TABLE OF CONTENTS

                                                                           PAGE


Description of the Fund and Series.........................................B-3
Management of the Fund.....................................................B-19
Management Arrangements....................................................B-26
How to Buy Shares..........................................................B-31
Distribution Plan and Shareholder Services Plan............................B-37
How To Redeem Shares.......................................................B-39
Shareholder Services.......................................................B-45
Determination of Net Asset Value...........................................B-49
Dividends, Distributions and Taxes.........................................B-50
Portfolio Transactions.....................................................B-59
Performance Information....................................................B-59
Information About the Fund and Series......................................B-67
Counsel and Independent Auditors...........................................B-69
Appendix A.................................................................B-70
Appendix B.................................................................B-160







                       DESCRIPTION OF THE FUND AND SERIES


      The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, each Series of the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal personal income tax ("Municipal Bonds").


      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      STATE MUNICIPAL BONDS. As a fundamental policy, each Series normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State's personal income taxes (collectively, "State Municipal Bonds" or when the context so requires, "Connecticut Municipal Bonds", "Florida Municipal Bonds", "Maryland Municipal Bonds", "Massachusetts Municipal Bonds", etc.). To the extent acceptable State Municipal Bonds are at any time unavailable for investment by the Series, the Series will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates in an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Series may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Series' investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Series will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. Each Series may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Bonds in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Bonds. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Bonds, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bonds, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. Each Series may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

      A Series will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      CUSTODIAL RECEIPTS. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Series' net asset value. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

     STAND-BY COMMITMENTS. Each Series may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Each Series also may acquire call options on specific Municipal Bonds. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Series of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Series.

     RATINGS OF MUNICIPAL BONDS. Each Series will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Series may invest. For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2002, computed on a monthly basis, for each Series was as follows:




                                              Connecticut Florida   Maryland
Fitch       or    Moody's    or   S&P         Series      Series    Series
-----             -------         ---         ----------  -------   --------

AAA               Aaa             AAA           54.9%     75.8%       37.0%
AA                Aa              AA            13.0       6.6        32.2
A                 A               A              6.8       6.2        16.5
BBB               Baa             BBB           19.3        .8         7.6
BB                Ba              BB             1.1       1.0          -
B                 B               B               -         -           -
F-1               MIG 1/P-1       SP-1/A-1       1.0       3.8         1.6
NOT RATED         NOT RATED       NOT RATED      3.9(1)    5.8(2)      5.1(3)
                                               -------   -------      -----
                                               100.0%    100.0%      100.0%
                                              ======     ======      ======
__________________

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aa/AA (1.6%), A/A (.5%) and Baa/BBB (1.8%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Baa/BBB (5.8%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aa/AA (.4%), Baa/BBB (3.3%) and Ba/BB (1.4%).


                                             Massachusett  Michigan    Minnesota
FITCH    OR       MOODY'S     OR  S&P          Series      Series      Series
-----             -------         ------       --------------------    ------
AAA               Aaa             AAA          49.5%     61.6%        38.8%
AA                Aa              AA           17.9       6.6         14.5
A                 A               A            15.8       8.8         22.2
BBB               Baa             BBB          12.8       4.4         12.3
BB                Ba              BB            -         -            -
F-1               MIG 1/P-1       SP-1/A-1      2.4       2.3          2.6
NOT RATED         NOT RATED       NOT RATED    1.6(4)    16.3(5)       9.6(6)
                                              ------   ------        ------
                                             100.0%    100.0%        100.0%
                                             =======   ======        ======


                                                     North Carolina    Ohio
Fitch    or       Moody's     or   S&P               Series            Series
-----             -------          -------           ------------      ------
AAA               Aaa              AAA                51.6%             53.4%
AA                Aa               AA                 14.5              13.4
A                 A                A                  17.8              12.9
BBB               Baa              BBB                10.8              11.1
BB                Ba               BB                  -                 2.4
B                 B                B                   -                 -
F-1               MIG 1/P-1        SP-1/A-1            -                 2.8
F-2               MIG 2/P-2        SP-2/A-2            -                 -
NOT RATED         NOT RATED        NOT RATED           5.3(7)            4.0(8)
                                                     ------            ------
                                                      100.0%           100.0%
                                                     =======           ======
______________________

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category:
     Baa/BBB (1.6%).

5 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (3.4%), A/A (.8%), Baa/BBB (8.6%) and Ba/BB (3.5%).

6 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (4.1%), Ba/BB (5.2%) and MIG1/F-1/SP-1(.3%).

7 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (.5%), Baa/BBB (2.8%) and B/B (2.0%).

8 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (2.9%), A/A (.3%) and Ba/BB (.8%).

                                              Pennsylvania Texas       Virginia
Fitch    or       Moody's     or   S&P        Series       Series      Series
-----             -------          ---         ---------   ------      ------
AAA               Aaa              AAA          58.3%      61.5%      42.6%
AA                Aa               AA           19.9       10.0       17.3
A                 A                A             6.2        7.3        8.0
BBB               Baa              BBB           7.4       11.0       12.2
BB                Ba               BB           -           1.2        5.4
B                 B                B            -           1.4        -
F-1               MIG 1/P-1        SP-1/A-1      4.0        2.9        1.6
NOT RATED         NOT RATED        NOT RATED     4.2(9)     4.7(10)   12.9(11)
                                               -------     ------     ------
                                               100.0%     100.0%     100.0%
                                               ======     ======     =======
_____________________

9 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Baa/BBB (1.9%) and Ba/BB (2.3%).

10 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category:
     Aaa/AAA (4.7%).

11 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (3.7%), Baa/BBB (2.0%) and Ba/BB (7.2%).

     Subsequent to its purchase by a Series, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Bonds by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Series, in excess of 20% of the Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

     ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Series may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

     ILLIQUID SECURITIES. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.


INVESTMENT TECHNIQUES

     The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.

     BORROWING MONEY. Each Series is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.

     SHORT SELLING. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.


     A Series will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


     Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.


     Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.




      DERIVATIVES. Each Series may invest in, or enter into, derivatives, such as options and futures, and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

      If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Fund nor any Series will be a commodity pool, certain derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such derivatives. A Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. Each Series may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

      Successful use of futures and options with respect thereto by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.

      FUTURE DEVELOPMENTS. A Series may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.


      LENDING PORTFOLIO SECURITIES. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, each Series remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Each Series also has the right to terminate a loan at any time. Each Series may call the loan to vote proxies if a material issue affecting the Series' investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets (including the value of assets received as collateral for the loan). Each Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Series a loan premium fee. If the collateral consists of cash, the Series will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Series may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Series derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Series may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Series will also bear the risk of any decline in value of securities acquired with cash collateral. A Series will minimize this risk by limiting the investment of cash collateral to repurchase agreements or high quality instruments with short maturities.

     FORWARD COMMITMENTS. Each Series may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS


     INVESTING IN MUNICIPAL BONDS. Each Series may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN STATE MUNICIPAL BONDS. Since each Series is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Series may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Series resulting from its purchase of the respective State's Municipal Bonds. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Series' portfolio and the interest income to the Series could be adversely affected. You should review "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State's Municipal Bonds.

     LOWER RATED BONDS. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

       The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.


      The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Series may invest up to 5% of its total assets.


     SIMULTANEOUS INVESTMENTS. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

INVESTMENT RESTRICTIONS


     Each Series' investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other investments with similar investment characteristics), are fundamental policies, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940
Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:

            1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.


            2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

            3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.


            4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Series from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.


            6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.


            7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


            8.      Invest in companies for the purpose of exercising control.

            9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

            10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

            11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

     For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33 1/3% of the value of the Series' total assets as a result of a change in values or assets, the Series must take steps to reduce such borrowings at least to the extent of such excess.


     The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Series to use cash collateral received in connection with lending a Series' securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

     While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.

                             MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.......................  Investment Adviser
      Dreyfus Service Corporation...................  Distributor
      Dreyfus Transfer, Inc.........................  Transfer Agent
      The Bank of New York..........................  Custodian



BOARD MEMBERS OF THE FUND1
-------------------------

     Board members of the Fund, together with information as to their position with the Fund, principal occupations and other Board memberships and affiliations during at least the last five years, are shown below:



Name (Age)                 Principal Occupation     Other Board Memberships and
Board Member (Since)       During Past 5 Years      Affiliations
-------------------        --------------------     ---------------------------


Joseph S. DiMartino (58)   Corporate Director and  The Muscular Dystrophy
Chairman of the Board      Trustee                   Association, DIRECTOR
(1995)                                             Carlyle Industries, Inc., a button
                                                     packager and distributor,
                                                     DIRECTOR
                                                   Century Business Services, Inc., a
                                                     provider of Outsourcing functions
                                                     for small and medium size companies,
                                                     DIRECTOR
                                                   The Newark Group, a provider
                                                     of a national market of
                                                     paper recovery facilities,
                                                     paperboard mills and paperboard
                                                     converting Plants, DIRECTOR

                                                   QuikCAT.com, a developer of high
                                                     speed movement, routing, storage
                                                     and encryption of data, DIRECTOR

Clifford L. Alexander,      President of           Wyeth (formerly, American Home
Jr. (68)                     Alexander &             Products Corporation), a global
Board Member                 Associates, Inc., a     leader in pharmaceuticals,
(1983)                       management              consumer healthcare products and
                             CONSULTING FIRM         animal health products, DIRECTOR
                             (January 1981 -       IMS Health, a service  provider of
                             present)                marketing information and
                             Chairman of the         information technology, DIRECTOR
                             Board of Moody's      Mutual of America Life Insurance
                             Corporation             Company, DIRECTOR
                             (October 2000 -
                             present)
                            Chairman of the Board
                             and Chief Executive
                             Officer (October
                             1999 - September
                             2000) and Director
                             (February 1993 -
                             September 1999) of
                             The Dun and
                             Bradstreet
                             Corporation

Peggy C. Davis (59)        Shad Professor of Law,                 None
Board Member                New York University
(1990)                      School of Law (1983
                            - present)
                           She writes and teaches
                            in the fields of
                            evidence,
                            constitutional
                            theory, family law,
                            social sciences and the
                            law, legal process and
                            professional methodology
                            and training

Ernest Kafka (69)          Physician engaged in                   None
Board Member                private practice
(1983)                      specializing in the
                            psychoanalysis of
                            adult and adolescents
                            (1962-present)
                           Instructor, The New
                            York Psychoanalytic
                            Institute
                            (1981 - present)
                           Associate Clinical
                            Professor of
                            Psychiatry at
                            Cornell Medical
                            School (1987 - 2002)

Nathan Leventhal (59)      Chairman of the                       None
Board Member                Avery-Fisher  Artist
(1989)                      Program
                            (November 1997 -
                            present)
                           President of Lincoln
                            Center for
                            the Performing
                            Arts, Inc. (March
                            1984 - December 2000)

__________________
1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.




     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board, and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times and the compensation committee met once during the fiscal year ended April 30, 2002. The nominating and pricing committees had no meetings during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.

                                Dreyfus Premier State       Aggregate Holding of
                                Municipal                   Funds in the Dreyfus
Name of Board Member            Bond Fund                   Family of Funds
--------------------            ---------------------       -------------------

Joseph S. DiMartino             None                          Over $100,000

Clifford L. Alexander, Jr.      None                          None

Ernst Kafka                     None                          Over $100,000

Peggy C. Davis                  None                          None

Nathan Leventhal                None                          None

     As of December 31, 2001, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members its allocated portion of an annual retainer fee of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2002, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2001, is as follows:

                                                           Total Compensation
                                      Aggregate         From the Fund and Fund
Name of Board                     Compensation from         Complex Paid to
    Member                            the Fund*              Board Member (** )
-----------------                   -------------         ---------------------

Joseph S. DiMartino                   $10,703               $810,313 (190)

Clifford L. Alexander, Jr.             $8,564               $129,000 (49)

Peggy C. Davis                         $8,564               $ 83,000 (28)

Ernest Kafka                           $7,893               $ 76,500 (28)

Saul B. Klaman***                      $1,904               $ 34,375 (28)

Nathan Leventhal                       $8,564               $ 83,000 (28)

---------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $6,417 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

***   Emeritus Board member as of January 18, 2000.



OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000. Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000. Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
      Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
      Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since February 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax
      Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000. Senior Accounting
      Manager- Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since August 1981.

     The address of each Board Member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on August 15, 2002.

      As of August 15, 2002, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:

     Connecticut Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL
- 7.24%, Peoples Securities, Inc., Bridgeport, CT - 6.34%, Salomon Smith Barney, New York, NY - 6.22% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.24%, National Financial Services, Boston, MA - 10.11%; Donaldson Lufkin & Jenrette, Jersey City, NJ - 9.96%, Peoples Securities, Inc., Bridgeport, CT - 7.70%, U.S. Clearing Corporation, New York, NY - 5.08% (Class
B); FISERV Securities, Inc., Philadelphia, PA - 21.24%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 15.74%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 12.10%, National Financial Services, Boston, MA - 5.57% (Class C);

     Florida Series - Salomon Smith Barney, New York, NY - 14.27%, National Financial Services, Boston, MA - 7.20%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.53% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 17.71%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 15.45%, National Financial Services, Boston, MA. - 9.08%, Salomon Smith Barney, New York, NY -5.08% (Class B); FCC C/O Wachovia Securities, Glen Allen, VA - 36.06%, UBS PaineWebber, Inc., Weehawken, NJ - 9.96%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.94%, UBS PaineWebber, Inc., Weehawken, NJ - 6.07%, UBS PaineWebber, Inc., Weehawken, NJ - 5.08% (Class C);

     Maryland Series - National Financial Services, Boston, MA - 19.25%, Salomon Smith Barney, New York, NY - 8.03%, FCC C/O Wachovia Securities, Glen Allen, VA
- 7.27% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 24.61%, FCC C/O Wachovia Securities, Glen Allen, VA - 13.46%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 8.53%, National Financial Services, Boston, MA - 8.11% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 26.41%, FCC C/O Wachovia Securities, Glen Allen, VA - 11.43%, Legg Mason Wood Walker, Inc., Baltimore, MD - 10.34%; Donaldson Lufkin & Jenrette, Jersey City, NJ - 8.75%, National Financial Services, Boston, MA - 6.60%, Salomon Smith Barney, New York, NY - 5.69% (Class C);

     Massachusetts Series - Salomon Smith Barney, New York, NY - 9.42%, National Financial Services, Boston, MA - 7.41% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 13.71%, Salomon Smith Barney, New York, NY - 13.46%, National Financial Services, Boston, MA - 13.44%, FISERV Securities, Inc., Philadelphia, PA - 7.82%, U.S. Clearing Corporation, New York, NY - 5.39% (Class
B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 41.52%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 36.68% (Class C);

     Michigan Series - Salomon Smith Barney, New York, NY - 8.18%, National Financial Services, Boston, MA - 5.77%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.12% (Class A); National Financial Services, Boston, MA - 33.10%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 25.38%, Robert
W. Baird & Co., Milwaukee, WI - 6.82% (Class B); National Financial Services, Boston, MA - 41.75%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 20.31%, FCC C/O Wachovia Securities, Glen Allen, VA - 8.08% (Class C);

     Minnesota Series - Wells Fargo Investments LLC, Minneapolis, MN - 19.41% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 20.37%, Wells Fargo Investments LLC, Minneapolis, MN - 17.60%, National Financial Services, Boston, MA - 16.85%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 8.19% (Class
B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 47.81%, Wells Fargo Investments LLC, Minneapolis, MN - 25.23% (Class C);

     North Carolina Series - National Financial Services, Boston, MA - 13.55%, FCC C/O Wachovia Securities, Glen Allen, VA - 11.44% (Class A); National Financial Services, Boston, MA - 41.59%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 10.35%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.88%, Davenport & Company LLC, Richmond, VA - 5.79%, FCC C/O Wachovia Securities, Glen Allen, VA - 5.42% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 45.93%, UBS Painewebber, Inc., Weehawken, NJ - 12.34%, FCC C/O Wachovia Securities, Glen Allen, VA - 7.90%, National Financial Services, Boston, MA - 7.54%, Prudential Securities, Inc., New York, NY - 7.35%, American Enterprise Investment, Minneapolis, MN - 5.13% (Class C);

     Ohio Series - McDonald Investment, Inc., Brooklyn, OH - 17.62%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 6.99%, FCC C/O Wachovia Securities, Glen Allen, VA - 5.95% (Class A); McDonald Investments, Inc., Brooklyn, OH - 31.69%, FISERV Securities, Inc., Philadelphia, PA - 21.76%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.33%, National Financial Services, Boston, MA - 8.25% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 39.55%, National Financial Services, Boston, MA - 10.13%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.76%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 5.50%, Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH - 5.35% (Class C);

     Pennsylvania Series - FCC C/O Wachovia Securities, Glen Allen, VA - 12.94%, FISERV Securities, Inc., Philadelphia, PA - 8.50%, Salomon Smith Barney, New York, NY - 6.99% (Class A); FISERV Securities, Inc., Philadelphia, PA - 49.56%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 10.03%, FCC C/O Wachovia Securities, Glen Allen, VA - 5.13%, National Financial Services, Boston, MA - 5.13% (Class B); UBS PaineWebber, Inc., Weehawken, NJ - 26.13%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.84%, UBS PaineWebber, Inc., Weehawken, NJ - 8.10%, UBS PaineWebber, Inc., Weehawken, NJ - 8.10%, FISERV Securities, Inc., Philadelphia, PA - 7.70% (Class C);

     Texas Series - Salomon Smith Barney, New York, NY - 13.51%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 11.81%, National Financial Services, Boston, MA - 8.87% (Class A); National Financial Services, Boston, MA - 43.13%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.26%, Wells Fargo Investments LLC, Minneapolis, MN - 6.06% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 76.14%, Edward D. Jones & Co., Maryland Heights, MO
- 8.28%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 7.88% (Class C);

     Virginia Series - FCC C/O Wachovia Securities, Glen Allen, VA - 13.70%, National Financial Services, Boston, MA - 8.89%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.08%, Salomon Smith Barney, New York, NY - 6.75% (Class A); FCC C/O Wachovia Securities, Glen Allen, VA - 25.96%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 15.40%, National Financial Services, Boston, MA - 5.57% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 36.43%, Donaldson Lufkin & Jenrette, Jersey City, NJ - 21.32%, FCC C/O Wachovia Securities, Glen Allen, VA - 10.19%, Salomon Smith Barney, New York, NY
- 6.49%, Davenport & Company LLC, Richmond, VA - 5.08% (Class C).

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS


     INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).


      In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to each Series by the Manager; the investment management expertise of the Manager in respect of each Series' investment strategies; the personnel, resources and experience of the Manager; each Series' performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Distribution and Shareholder Services Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Shirer, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


     The Manager manages each Series' investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Coleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 2000, 2001 and 2002, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:





Name of Series                Management Fee Payable                      Reduction  in Fee                  Net Fee Paid
--------------        --------------------------------------- --------------------------------------    -----------------------

                         2000         2001         2002       2000      2001     2002          2000           2001           2002
                         ----         ----         ----       ----      ----     ----          ----           ----           ----
Connecticut Series    $1,918,534   $1,796,017  $1,920,817     $     0  $      0  $     0     $1,918,534    $1,796,017     $1,920,817
Florida Series           834,475      710,462     697,573      85,069   231,379   11,691       749,406        479,083        685,882
Maryland Series        1,661,534    1,512,341   1,586,576           0         0        0     1,661,534      1,512,341      1,586,576
Massachusetts Series     335,169      316,634     315,675           0         0        0       335,169        316,634        315,675
Michigan Series          831,121      748,976     736,096           0         0        0       831,121        748,976        736,096
Minnesota Series         814,463      724,836     738,236           0         0        0       814,463        724,836        738,236
North Carolina Series    447,702      416,655     445,795           0         0        0       447,702        416,655        445,795
Ohio Series            1,481,538    1,323,873   1,394,838           0         0        0     1,481,538      1,323,873      1,394,838
Pennsylvania Series    1,326,793    1,234,082   1,316,964           0         0        0     1,326,793      1,234,082      1,316,964
Texas Series             373,352      333,251     333,392      98,727    60,054   64,345       274,625        273,197        269,047
Virginia Series          540,481      495,428     509,064           0         0        0       540,481        495,428        509,064




     The Manager has agreed with respect to each Series that if in any fiscal year the aggregate expenses of a Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


     From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of Series shares for the period from May 1, 1999 through March 21, 2000 refers to amounts retained by Premier, and for the period from March 22, 2000 through April 30, 2000, and for the fiscal years ended April 30, 2001 and April 30, 2002 refers to amounts retained by the Distributor from sales loads with respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Series.


      The disclosure below of amounts retained on the sale of the Fund for the fiscal year ended April 30, 2000 refers to the aggregate amount retained by the Distributor and Premier from sales loads with respect to Class A, and from CDSCs with respect to Class B and Class C, for that period.



Name of Series                                                               Class A


                                Period from           Period from
                                May 1, 1999           March 22, 2000         Total for
                                Through               Through                Fiscal Year        Fiscal Year      Fiscal Year
                                March 21, 2000        April 30, 2000         Ended 2000         Ended 2001       Ended 2002
Connecticut Series              $18,410               $1,672                 $20,082             $15,634            $37,140
Florida Series                      3,996                  151                   4,147             4,808             14,457
Maryland Series                   16,963                   119                 17,082             22,185             36,554
Massachusetts Series                2,301                  680                   2,981             2,834              6,123
Michigan Series                     6,205                  492                   6,697             3,625             13,621
Minnesota Series                    6,465                  158                   6,623             9,905             12,586
North Carolina Series               4,269                  329                   4,598             4,357              8,743
Ohio Series                         9,767                    35                  9,802            10,386             21,006
Pennsylvania Series               12,492                   732                 13,224             15,902             16,609
Texas Series                        1,589                  156                   1,745               468              2,568
Virginia Series                     4,269                  329                   4,598             3,992              5,797

Name of Series                                                               Class B

                                Period From           Period From
                                May 1, 1999           March 22, 2000          Total for
                                through               through                 Fiscal Year       Fiscal Year      Fiscal Year
                                March 21, 2000        April 30, 2000          Ended 2000        Ended 2001       Ended 2002
Connecticut Series              $ 90,774              $10,153               $100,927            $  68,013           $101,992
Florida Series                     31,509               14,364                  45,873              22,406            24,384
Maryland Series                  122,519                24,553                147,072               65,025            88,690
Massachusetts Series               13,240                 2,228                 15,468              14,522            14,047
Michigan Series                    46,570               10,899                  57,469              36,407             9,744
Minnesota Series                   64,086               11,930                  76,016              23,017            24,266
North Carolina Series              28,720                 7,632                 36,352              28,670            11,890
Ohio Series                      102,878                15,421                118,299               91,724            89,836
Pennsylvania Series                86,174               11,434                  97,608            101,614             86,007
Texas Series                       12,444               14,752                  27,196              15,706             5,965
Virginia Series                    43,576                 3,474                 47,050              30,487            23,157

Name of Series                                                             Class C


                                May 1, 1999           March 22, 2000       Total for
                                through               through              Fiscal Year        Fiscal Year      Fiscal Year
                                March 21, 2000        April 30, 2000       Ended 2000         Ended 2001       Ended 2002
Connecticut Series              $ 3,635               $12                  $ 3,647            $5,702               $11,001
Florida Series                       248                10                       258            3,305                  237
Maryland Series                   9,126                 63                    9,189             1,025                  949
Massachusetts Series              1,886                   0                   1,886                    0               503
Michigan Series                      580                25                       605               167                 336
Minnesota Series                     815                  0                      815                   0                 0
North Carolina Series             1,450                   0                   1,450                  51                  0
Ohio Series                       1,170                   0                   1,170                756               5,305
Pennsylvania Series                  404                  0                      404                 63                165
Texas Series                      2,301                   0                   2,301                  29                217
Virginia Series                   1,805                   0                   1,805             7,223                    0


      The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, Massachusetts 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

      GENERAL. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

      When purchasing Fund shares, you must specify which Series and Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      FUND SHARES MAY BE PURCHASED THROUGH DREYFUS-AUTOMATIC ASSET BUILDER(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


      Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Series, net asset value per share of each Class is computed by dividing the value of the net assets of the Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.


     USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                    Total Sales Load
                            --------------------------------
                             As a % of                             Dealers'
                              Offering          As a % of Net     Reallowance as
                              Price Per         Asset Value          a % of
Amount of Transaction          Share            Per Share       Offering Price
----------------------      --------------     -------------   ----------------
Less than $50,000               4.50                4.70              4.25
$50,000 to less than            4.00                4.20              3.75
$100,000

$100,000 to less than           3.00                3.10              2.75
$250,000

$250,000 to less than           2.50                2.60              2.25
$500,000

$500,000 to less than           2.00                2.00              1.75
$1,000,000

$1,000,000 or more               -0-                -0-               -0-


      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 or purchased through "wrap accounts" or similar programs described below and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 2002.





                                      Connecticut   Florida    Maryland   Massachusetts
                                         Series      Series     Series       Series
                                         ------      ------     ------       ------

Class A Shares:
   NET ASSET VALUE, per share....        $11.86      $13.94      $11.82     $11.30
   Per Share Sales Charge - 4.5%  of
   offering price (4.7% of net asset
   VALUE PER SHARE)..............           .56                     .56        .53
                                        -------      ------     -------   --------
                                                        .66

   PER SHARE OFFERING PRICE TO PUBLIC    $12.42      $14.60      $12.38     $11.83
                                         ======      ======      ======     ======


                                                                   North
                                         Michigan   Minnesota    Carolina       Ohio
                                          Series      Series      Series       Series
                                          ------      ------      ------       ------
   Class A Shares:
     NET ASSET VALUE, per share........  $15.07      $14.88      $13.44       $12.48
     Per Share Sales Charge - 4.5%
     of offering price (4.7% of net
     ASSET VALUE PER SHARE).........        .71         .70         .63          .59
                                         -------     ------      ------       ------
     PER SHARE OFFERING PRICE TO          $15.78     $15.58      $14.07       $13.07
                                          ======     ======      ======       ======
     Public..................


                                       Pennsylvania    Texas     Virginia
                                          Series       Series     Series
                                          ------       ------     ------
Class A Shares:
  NET ASSET VALUE, per share.....         $15.47        $20.81      $16.68
  Per Share Sales Charge - 4.5% of
  offering price (4.7% of net asset
  VALUE PER SHARE)...............            .73           .98         .78
                                       ---------       -------   ---------
  PER SHARE OFFERING PRICE TO PUBLIC      $16.20        $21.79      $17.46
                                          ======        ======      ======


     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing. A CDSC of 1% will be processed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment through a "wrap account" or a similar program and redeemed within one year of such purchase.


      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      DREYFUS TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--dreyfus TELETRANSFER Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Series pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Series, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or
(ii) by vote of the holders of a majority of the outstanding shares of such Class of the Series.


      For the fiscal year ended April 30, 2002, each Series paid the Distributor, with respect to the Series' Class B and Class C pursuant to the Distribution Plan, the following amounts:



                          Amount Paid by Class B to           Amount Paid by Class C
                          Distributor for fiscal              to Distributor for Fiscal Year
     Name of Series       Year Ended April 30, 2002           Ended April 30, 2002
     --------------       ----------------------              -----------------------------

Connecticut Series           $210,223                           $59,241
Florida Series                 47,655                            13,146
Maryland Series               256,709                            29,424
Massachusetts Series           22,103                             3,626
Michigan Series                53,601                            26,759
Minnesota Series               67,345                            13,687
North Carolina Series          96,446                             9,119
Ohio Series                   200,559                            58,121
Pennsylvania Series           212,060                            23,674
Texas Series                   33,843                             3,364
Virginia Series                92,325                            22,247




     SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which each Series pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended April 30, 2002, each Series paid the Distributor, with respect to the Series' Class A, Class B and Class C pursuant to the Shareholder Services Plan, the following amounts:





                                                                         Amount Paid to               Amount Paid to Distributor
                                      Amount Paid to Distributor         Distributor for fiscal       for fiscal
                                      for fiscal year ended April        year ended April 30,         year ended April 30, 2002
                                      30, 2002 with respect to           2002 with respect to         with respect to
Name of Series                        Class A                            Class B                      Class C
--------------                        --------------------------         ---------------------        --------------------------


Connecticut Series                          $748,240                       $ 105,112                      $19,747
Florida Series                               288,869                          23,827                        4,382
Maryland Series                              583,009                         128,354                        9,808
Massachusetts Series                         131,228                          11,052                        1,209
Michigan Series                              298,869                          26,800                        8,920
Minnesota Series                             297,327                          33,673                        4,562
North Carolina Series                        151,371                          48,223                        3,040
Ohio Series                                  514,364                         100,280                       19,373
Pennsylvania Series                          484,699                         106,030                        7,891
Texas Series                                 133,499                          16,922                        1,121
Virginia Series                              177,814                          46,162                        7,416




                              HOW TO REDEEM SHARES


     GENERAL. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by DREYFUS TELETRANSFER privilege or through DREYFUS-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for a period of up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the DREYFUS TELETRANSFER Privilege, for a period of up to eight business days after receipt by the transfer agent of the purchase check, the DREYFUS TELETRANSFER purchase or the DREYFUS-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.


      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.


      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The Distributor receives the proceeds from the CDSC imposed on the redemption of Class B shares.


      The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:


                                       CDSC as a % of
Year Since                           Amount Invested or
Purchase Payment                    Redemption Proceeds
Was Made                            (Whichever is Less)
--------------                      -------------------


First............................           4.00
Second...........................           4.00
Third............................           3.00
Fourth...........................           3.00
Fifth............................           2.00
Sixth............................           1.00

      The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:


                                       CDSC as a % of
Year Since                           Amount Invested or
Purchase Payment                    Redemption Proceeds
Was Made                            (Whichever is Less)
---------------                     -------------------


First............................           3.00
Second...........................           3.00
Third............................           2.00
Fourth...........................           2.00
Fifth............................           1.00
Sixth............................           0.00

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above. The Distributor receives the proceeds from the CDSC imposed on the redemption of Class C shares.

      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.


      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     CHECKWRITING PRIVILEGE - CLASS A ONLY. The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to back up withholding on redemptions. Any Check written on an account which has become subject to back up withholding on redemptions will not be honored by the Transfer Agent.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

     WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund OR bank accounts may redeem through the DREYFUS TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TELETRANSFER PRIVILEGE, ANY REQUEST FOR A DREYFUS TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. see "how to buy shares--DREYFUS TELETRANSFER Privilege."


     SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

     FUND EXCHANGES. Clients of certain Service Agents may purchase, in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.


      To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent TO ACT ON TELEPHONIC INSTRUCTIONS (INCLUDING OVER THE DREYFUS EXPRESSSM voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form may not be exchanged by telephone. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

       During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). DREYFUS-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

      B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


      LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                        DETERMINATION OF NET ASSET VALUE


     VALUATION OF PORTFOLIO SECURITIES. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by a Series if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), Shareholder Services Plan fees, and with respect to Class B and Class C shares only Distribution Plan fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that each Series qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 2002. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gain), and meet certain asset diversification and other requirements. If a Series does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.


     Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


     If, at the close of each quarter of its taxable year, at least 50% of the value of a Series' total assets consists of Federal tax exempt obligations, the Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Series from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     Any dividend or distribution paid shortly after an investor's purchase of a Series' shares may have the effect of reducing the aggregate net asset value of such shares below the cost of such an investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Distributions and Taxes" in the Prospectus. In addition, if a shareholder has not held the shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.


     Gain or loss, if any, realized by a Series from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized as described above.

     Offsetting positions held by a Series involving certain futures and options transactions with respect to actively traded personal property may constitute "straddles." To the extent the straddle rules apply to positions established by a Series, losses realized by a Series may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Series may constitute "mixed straddles." A Series may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.


     If a Series either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Series generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Series enters into the financial position or acquires the property, respectively.

     Investment by a Series in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Series to recognize income prior to the receipt of cash payment. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

     STATE AND LOCAL TAX TREATMENT. Each series will invest primarily in Municipal Bonds of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.


     The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

      The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.


     CONNECTICUT SERIES. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.


     Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

     The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

     FLORIDA SERIES. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

     The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.


      MARYLAND SERIES. DIVIDENDS and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or
(b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.


     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

     Individuals will not be subject to personal property tax on their shares of the Maryland Series.


     MASSACHUSETTS SERIES. DIVIDENDS by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Bonds or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.


     The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.


     MICHIGAN SERIES. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Bonds, obligations of U.S. possessions, as well as direct U.S. Government obligations.

     For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Bonds and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.


     Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.


     MINNESOTA SERIES. DIVIDENDS paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.


     The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.


     NORTH CAROLINA SERIES. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Bonds or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Bonds issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.


     The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

     To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.


     OHIO SERIES. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

     PENNSYLVANIA SERIES. Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.


     TEXAS SERIES. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

     Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.

     Effective with franchise tax reports originally due after January 1, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (1) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas.

     The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

     VIRGINIA SERIES. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

     Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

     As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.

                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Series or other funds managed, advised or administered by the Manager or its affiliates.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


      There were no transactions during the fiscal year ended April 30, 2002 in newly issued debt instruments in fixed price public offerings directed to an underwriter or underwriters in consideration of, among other things, research services.


                             PERFORMANCE INFORMATION


     The current yield for the 30-day period ended April 30, 2002, for Class A, Class B and Class C of each series was as follows:

                            Current      Net of Absorbed
Name of Series               Yield       Expenses1
--------------               -----       ---------

CLASS A:
-------
Connecticut Series            3.76%              -
Florida Series                4.10               -
Maryland Series               4.22               -
Massachusetts Series          4.01               -
Michigan Series               3.66               -
Minnesota Series              3.98               -
North Carolina Series         3.70               -
Ohio Series                   3.74               -
Pennsylvania Series           3.76               -
Texas Series                  4.08            3.99%
Virginia Series               3.89               -
----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                            Current      Net of Absorbed
Name of Series               Yield       Expenses1
--------------               -----       ---------

CLASS B:
-------
Connecticut Series            3.43%             -
Florida Series                3.80              -
Maryland Series               3.92              -
Massachusetts Series          3.69              -
Michigan Series               3.34              -
Minnesota Series              3.64              -
North Carolina Series         3.37              -
Ohio Series                   3.42              -
Pennsylvania Series           3.43              -
Texas Series                  3.78            3.67%
Virginia Series               3.58              -
----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                            Current      Net of Absorbed
Name of Series               Yield       Expenses1
--------------               -----       ---------

CLASS C:
-------
Connecticut Series            3.19%             -
Florida Series               3.56               -
Maryland Series              3.66               -
Massachusetts Series         3.41               -
Michigan Series              3.12               -
Minnesota Series             3.41               -
North Carolina Series        3.14               -
Ohio Series                  3.18               -
Pennsylvania Series          3.21               -
Texas Series                 3.52             3.43%
Virginia Series              3.34               -

----------------------------
1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

      Current yield is computed pursuant to a formula which operates as follows:
The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon the 2002 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 2002 for Class A, Class B and Class C of each Series was as follows:

                                      Tax Equivalent  Net of Absorbed
Name of Series           Tax Rate             Yield   Expenses1
--------------           --------     --------------  ---------

CLASS A:
-------
Connecticut Series          41.36%         6.41%              -
FLORIDA SERIES2             38.60          6.68               -
Maryland Series             41.52          7.22               -
Massachusetts Series        41.85          6.90               -
Michigan Series             41.12          6.22               -
Minnesota Series            43.42          7.03               -
North Carolina              43.67          6.57               -
Series
Ohio Series                 43.21          6.59               -
Pennsylvania Series         40.32          6.30               -
TEXAS SERIES2               38.60          6.64               6.50%
Virginia Series             42.13          6.72               -
---------------------------
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.

2  Federal tax rate only.  No state personal income tax imposed during 2002.



                                      Tax Equivalent     Net of Absorbed
Name of Series           Tax Rate            Yield       Expenses1
--------------           --------     ------------       ---------

CLASS B:
-------
Connecticut Series           41.36%       5.85%              -
FLORIDA SERIES2              38.60        6.19               -
Maryland Series              41.52        6.70               -
Massachusetts Series         41.85        6.35               -
Michigan Series              41.12        5.67               -
Minnesota Series             43.42        6.43               -
North Carolina               43.67        5.98               -
Series
Ohio Series                  43.21        6.02               -
Pennsylvania Series          40.32        5.75               -
TEXAS SERIES2                38.60        6.16             5.98%
Virginia Series              42.13        6.19               -
---------------------------
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.

2  Federal tax rate only.  No state personal income tax imposed during 2002.


Name of Series                        Tax Equivalent     Net of Absorbed
Class C:                 Tax Rate         Yield          Expenses1
-------                  -------       ----------        ------------
Connecticut Series          41.36%         5.44%             -
FLORIDA SERIES2             38.60          5.80              -
Maryland Series             41.52          6.26              -
Massachusetts Series        41.85          5.86              -
Michigan Series             41.12          5.30              -
Minnesota Series            43.42          6.03              -
North Carolina              43.67          5.57              -
Series
Ohio Series                 43.21          5.60              -
Pennsylvania Series         40.32          5.38              -
TEXAS SERIES2               38.60          5.73            5.59%
Virginia Series             42.13          5.77              -
----------------------------
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.

2  Federal tax rate only.  No state personal income tax imposed during 2002.


      Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.


     The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 38.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


            The average annual total return for the periods indicated for Class A of each Series was as follows:



                                     1-year period                5-year period               10-year period
Name of Series                    Ended April 30, 2002        Ended April 30, 2002         Ended April 30, 2002
--------------                    --------------------        --------------------         --------------------

CLASS A:
-------
Connecticut Series                        1.40%                     4.74%                          5.80%
Florida Series                            1.65                      4.20                           5.36
Maryland Series                          -0.48                      3.52                           5.11
Massachusetts Series                      1.51                      4.44                           5.55
Michigan Series                           1.91                      4.45                           5.91
Minnesota Series                          2.00                      4.16                           5.39
North Carolina Series                     1.69                      4.46                           5.73
Ohio Series                               1.56                      4.32                           5.66
Pennsylvania Series                       0.42                      4.16                           5.68
Texas Series                              3.26                      4.91                           6.40
Virginia Series                           1.08                      4.47                           5.99

                  The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:

                                       1-year period                5-year period                 9.30-year period
Name of Series                     Ended April 30, 2002         Ended April 30, 2002            Ended April 30, 2002*
--------------                     --------------------         --------------------             ---------------------
CLASS B:
-------
Connecticut Series                         1.61%                       4.84%                         5.48%
Florida Series                             1.94                        4.30                          5.10
Maryland Series                           -0.22                        3.63                          4.91
Massachusetts Series                       1.61                        4.52                          5.27
Michigan Series                            2.11                        4.55                          5.65
Minnesota Series                           2.26                        4.23                          5.23
North Carolina Series                      1.85                        4.54                          5.35
Ohio Series                                1.82                        4.43                          5.39
Pennsylvania Series                        0.72                        4.25                          5.42
Texas Series                               3.52                        5.03                          6.17
Virginia Series                            1.26                        4.57                          5.57
----------------------------
* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

                  The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:

                                       1-year period                   5-year period                  6.72-year period
Name of Series                     Ended April 30, 2002            Ended April 30, 2002             Ended April 30, 2002
--------------                     --------------------            --------------------             --------------------
CLASS C:
-------
Connecticut Series                         4.36%                        4.91%                          5.11%
Florida Series                             4.68                         4.35                           4.33
Maryland Series                            2.49                         3.68                           4.25
Massachusetts Series                       4.39                         4.57                           4.78
Michigan Series                            4.93                         4.62                           4.98
Minnesota Series                           4.99                         4.26                           4.52
North Carolina Series                      4.60                         4.66                           5.15
Ohio Series                                4.65                         4.51                           4.87
Pennsylvania Series                        3.48                         4.31                           4.81
Texas Series                               6.25                         5.08                           5.58
Virginia Series                            4.01                         4.64                           5.13


     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period. The average annual total return for each Series' Class B shares assumes a conversion to Class A shares after six years.

            The total return for the period May 28, 1987 (except where indicated) through April 30, 2002 for Class A of each Series was as follows:

                                Based on Maximum          Based on Net Asset
Name of Series                   Offering Price                Value
--------------                  ----------------          ----------------

CLASS A:
-------
Connecticut Series                   161.08%                   173.42%
Florida Series                       190.62                    204.43
Maryland Series                      134.57                    145.65
Massachusetts Series                 144.91                    156.42
Michigan Series                      191.06                    204.68
Minnesota Series                     164.80                    177.35
NORTH CAROLINA SERIES1                89.28                     98.28
Ohio Series                          113.06                    123.02
PENNSYLVANIA SERIES2                 160.68                    173.01
Texas Series                         247.19                    263.52
VIRGINIA SERIES1                      94.38                    103.55
----------------------------
1 For the period from August 1, 1991 (commencement of operations) through April 30, 2002.
2 For the period from July 30, 1987 (commencement of operations) through April 30, 2002.

            The total return for the period January 15, 1993 through April 30, 2002 for Class B of each Series was as follows:

Name of Series             Based On Net Asset Value*
--------------             ------------------------

CLASS B:
-------
Connecticut Series                  64.29%
Florida Series                      58.75
Maryland Series                     56.15
Massachusetts Series                61.21
Michigan Series                     66.66
Minnesota Series                    60.69
North Carolina Series               62.43
Ohio Series                         62.99
Pennsylvania Series                 63.40
Texas Series                        74.50
Virginia Series                     65.55
----------------------------
* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

            The total return for the period August 15, 1995 through April 30, 2002 for Class C of each Series was as follows:

Name of Series             Based On Net Asset Value*
--------------             ------------------------

CLASS C:
-------
Connecticut Series                  39.72%
Florida Series                      32.88
Maryland Series                     32.23
Massachusetts Series                36.80
Michigan Series                     38.56
Minnesota Series                    34.56
North Carolina Series               40.07
Ohio Series                         37.58
Pennsylvania Series                 37.08
Texas Series                        43.95
Virginia Series                     39.89

-----------------------------------
* No CDSC is charged Class C shares after one year of purchase.

     Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted. The total return for each Series' Class B shares assumes a conversion to Class A shares after six years. Since the periods covered for Class B and Class C are beyond the period for which a CDSC would be applied, no CDSC is factored into the aggregate total return quoted above for Class B and Class C.

      From time to time, the after-tax returns of a Series may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Series distributions and/or redemption of Series shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Series shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Series on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.


     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.


     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.


     The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

     From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                      INFORMATION ABOUT THE FUND AND SERIES


     Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.


     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.


     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of eleven Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of such rule.


     Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Series during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series (e.g., amounts equal to 1% or more of the Series' total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Series may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Series. The Fund's policy on excessive trading applies to investors who invest in a Series directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


      To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


     The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $23 billion in tax exempt assets.


                        COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.


     Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.



[PAGE]



                                   APPENDIX A

                            RISK FACTORS -- INVESTING

                         IN STATE MUNICIPAL OBLIGATIONS

            The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


      Connecticut Series.......................................     B-69
      Florida Series...........................................     B-77
      Maryland Series..........................................     B-86
      Massachusetts Series.....................................     B-89
      Michigan Series..........................................     B-105
      Minnesota Series.........................................     B-111
      North Carolina Series....................................     B-118
      Ohio Series..............................................     B-127
      Pennsylvania Series......................................     B-133
      Texas Series.............................................     B-148
      Virginia Series..........................................     B-154

CONNECTICUT SERIES

GENERAL

      Connecticut is a highly developed and urbanized state. Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s, but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

ECONOMIC PERFORMANCE

      Connecticut's gross state product output has been concentrated recently in three areas: finance, services and manufacturing. Manufacturing has traditionally been of prime economic importance to Connecticut but has declined during the last decade. Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, nonelectrical machinery, and electrical equipment for the total number employed in 2000.

      MANUFACTURING. During the past ten years, Connecticut's manufacturing employment was at its highest in 1991 at 322,420 workers. Since that year, employment in manufacturing was on a downward trend with only a slight increase in 1997 and 1998. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut rebounded in 1997 and continued to improve in 1998, but continued to decline to a recent low of 262,300 in 2000. The total number of manufacturing jobs dropped 60,120 and 18.6% for the ten year period since 1991.

      NON-MANUFACTURING. Over the past several decades, the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to 84.5% by 2000. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.2% in 2000, down slightly from the 2.5% expansion seen in 1999. Services, retail and wholesale trade, state and local government, as well as finance, insurance and real estate collectively comprise approximately 90% of the State's employment in the non-manufacturing sector.

      EMPLOYMENT. After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown during the recession of the early 1990s. The unemployment rate in the State rose to a high of 7.6% in 1991, which was above the national average of 6.9%. Since then it has generally been declining and has remained mostly below the national average. It fell to 2.3% in 2000 and averaged 2.2% for the first six months of 2001, well below the national average of 4.0% and 4.4%, respectively, for the same periods.

STATE GENERAL FUND

      The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's financial statements are prepared on a modified cash basis of accounting (the "budgetary-basis"), which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

      REVENUES. The major components of projected General Fund revenues for 2002-2003 are State taxes, including the personal income tax (approximately 38%), the sales and use tax (approximately 25%) and the corporation business tax (approximately 4%). Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue. State expenditures are categorized for budget and appropriation purposes under ten functional headings, with expenditures by agency generally shown as subheadings in the following functional categories, listed in order to magnitude of expenditure for 2002-2003: Human Services (approximately 29%); Education, Libraries and Museums (approximately 23%); Non-Functional (debt service and miscellaneous expenditures including fringe benefits) (approximately 18%); Health and Hospitals (approximately 10%); Corrections (approximately 9%); General Government (approximately 4%); Judicial (approximately 3%); and Regulation and Protection of Persons and Property, Conservation and Development, and Legislative (collectively, approximately 3%). State expenditures for Department of Transportation functions are paid from the Transportation Fund, not the General Fund.

      ADOPTED BUDGET FISCAL YEARS 2001-2002 AND 2002-2003. The Governor submitted his proposed budget to the legislature on February 7, 2001. The budget document included a proposed General Fund budget for fiscal year 2001-2002 and fiscal year 2002-2003. The adopted budget for fiscal year 2001-2002 anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million, with an estimated surplus of $0.1 million. For fiscal year 2002-2003, the adopted budget anticipated General Fund revenues of $12,432.0 million and General Fund expenditures of $12,431.4 million, with a surplus of $0.6 million. The adopted budget was within the expenditure limits prescribed by the State Constitution, $78.2 million below the cap in fiscal year 2001-2002 and $63.0 million below the cap in fiscal year 2002-2003.

      The enacted budget makes several changes to the State's tax law. The most significant change is the suspension for a period of two years of the 5.75% sales tax on hospital services. This will reduce revenues by $110 million in fiscal 2001-2002 and by $112 million in fiscal year 2002-2003. The remaining revenue modifications are modest in magnitude.

      The enacted budget contains significant expenditure changes in several areas. The most significant change within the budget is the scaling back of the disproportionate share appropriation related to uncompensated care provided by hospitals in the State. This expenditure savings of approximately $107 million was undertaken in conjunction with the tax change referenced above. Also within the Department of Social Services is the annualization of the HUSKY Adult program totaling $28 million in the first year of the biennium and $34 million in the second year of the biennium. The State's largest support for local education is through the Education Cost Sharing ("ECS") formula. The budget as passed increases this grant by $127.5 million by the second year of the biennium over the grant entitlement level for fiscal year 2000-2001. Of the $127.5 million increase, $50 million is devoted to phasing out the ECS grant's formula cap. Current law requires the grant formula cap to be eliminated in fiscal year 2004. Of the balance, $10 million will go to non-cap towns as a one-time COLA, with the remaining funding going to expected enrollment growth over the biennium. Due to the projected increase in incarcerated individuals in the State's prison system, the State's Department of Corrections budget is recommended to expand by $52.2 million in fiscal year 2002-2003 over fiscal year 2000-2001. In anticipation of new court house openings, the incorporation of the county sheriffs system within the Judicial Branch and the expansion of the alternative incarceration program, the Judicial Department will see its expenditures increase by $56.8 million between fiscal year 2000-2001 and fiscal year 2002-2003.

      MIDTERM BUDGET ADJUSTMENTS. The Governor's proposed Midterm Budget Adjustments for fiscal 2001-2002 proposed February 6, 2002 anticipated General Fund expenditures of $11, 818.4 million, General Fund revenues of $11, 695.8 million and an estimated General Fund deficit of $122.6 million. The Governor's proposed Midterm Budget Adjustments anticipated that this remaining deficit would be met with a transfer from the Budget Reserve Fund.

      The Governor's proposed Midterm Budget Adjustments for fiscal year 2002-2003 anticipated a reduction of $43.6 million in General Fund expenditures from $12, 431.4 million to $12, 387.8 million, a reduction in General Fund revenues from $12, 388.2 million, and an estimated General Fund surplus of $0.4 million.

      The Governor's proposed Midterm Budget Adjustments also proposed an increase in general obligation bond authorizations of $127.0 million for the 2002-2003 fiscal year and the reduction or cancellation of existing bond authorizations of $169.6 million for the 2002-2003 fiscal year, for a net reduction in existing general obligation bond authorizations for 2002-2003 of $12.6 million.

      FISCAL YEARS 2001-2002 AND 2002-2003 UPDATE. During the February 2002 Regular Session the General Assembly made adjustments to the 2002-2003 fiscal year budget and approved a personal income tax of 1% on taxable income in excess of $1.0 million. The Governor vetoed this public act. The General Assembly adjourned its February 2002 Regular Session without adopting any budget adjustments for the 2001-2002 and 2002-2003 fiscal years. Before adjourning, the General Assembly voted to hold a special session to consider budget adjustments.

      The Office of Policy and Management anticipates as of May 20, 2002, based primarily on a reduction in anticipated revenues for the 2002-2003 fiscal year, that there is now an estimated $515 million budget gap for the 2002-2003 fiscal year in the amounts anticipated under the Governor's Proposed Midterm Budget Adjustments for fiscal year 2002-2003.

      FISCAL YEAR 2001-2002 OPERATIONS. Under Connecticut statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. As of April 30, 2002, this report estimates fiscal year 2001-2002 General Fund revenues of $10,905.6 million, General Fund expenditures of $11,820.3 million, and an estimated deficit of $779.4 million, as a result of a decrease in estimated revenue and an increase in certain expenditures.

      Under Connecticut statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than 1% of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report shall include a plan which the Governor shall implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than 5% of total appropriations, approval of the General Assembly would be required.

      As part of the plan to address the budget shortfall, the Governor called a Special Session of the Connecticut General Assembly in November 2002. The Special Session adopted legislation which contained $35.3 million General Fund operating budget reductions for fiscal year 2001-2002 and $129.0 million in expenditure reductions that had been appropriated from the fiscal year 2000-2001 surplus. It was anticipated that legislation would be adopted in the regular February 2002 session that would transfer the reductions in appropriations from the 2000-2001 surplus to the resources of the General Fund. These actions, together with various allotment modifications imposed by the Governor, while not fully eliminating the budget shortfall, reduce deficit projections below 1% of General Fund expenditures. The legislation also authorized $51.6 million in additional general obligation bonds to finance some of the reductions in expenditures from the 2000-2001 surplus.

      STATE DEBT. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the questions of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

      TYPES OF DEBT. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

      Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa2, AA and AA, respectively, to the State's general obligation bonds.

      ASSISTANCE TO MUNICIPALITIES. In March and June 2001, the State adopted legislation to assist the City of Waterbury in financing it budget deficits (the "Act"). The Act imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board (the "Board"). The Act authorizes the City, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding the City's budget deficits. Payment of the bonds is serviced through the City's taxing authority. The Act requires the City to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The Act also provides for the establishment of a special capital reserve fund to further secure up to $100 million bonds issued by the City to fund its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum. The City has issued $45 million bond anticipation notes under this program. The General Assembly authorized the City to issue up to $100 million Special Capital Reserve Fund Bonds, and the City issued $97.5 million Special Capital Reserve Fund Bonds in April 2002.

INVESTMENTS

      The Treasurer has the investment responsibility for all funds of the State and functions as the trustee of all State pension, retirement and trust funds. The Treasurer is authorized to invest or reinvest funds under the control of the Treasurer in United States government or agency obligations, shares or interests in an investment company or trust registered under the 1940 Act, whose portfolio is limited to obligations of the United States, its agencies or instrumentalities, or repurchase agreements fully collateralized by such obligations, United States postal service obligations, certificates of deposit, commercial paper, savings accounts and bank acceptances. The Treasurer may also invest funds, excluding civil list funds, in the sale or acquisition of securities or obligations which the Treasurer is authorized to sell or acquire for purposes of any combined investment fund, subject to repurchase agreements with any securities dealer or bank included in the list of primary dealers prepared by the Federal Reserve Bank of New York. The Treasurer is also authorized to invest all or any part of any sinking fund in bonds in which savings banks may legally invest, provided such bonds mature prior to maturity of the bonds of the State which are outstanding. The Treasurer is required to report by October 15 annually to the Governor and the Investment Advisory Council as to the activities of the Office of the Treasurer for the preceding fiscal year.

MISCELLANEOUS

      On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations. In April 2000 former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former Treasurer, Treasurer Denise L. Nappier proposed, and the General Assembly passed, legislation which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

LITIGATION

      The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The cases described below generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

      SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. In a Memorandum of Decision issued March 3, 1999 responding to a plaintiff motion, the Superior Court found that the State complied with the 1996 decision of the State Supreme Court directing appropriate remedial measures. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State's compliance with the State Supreme Court's 1996 decision.

      THE CONNECTICUT TRAUMATIC BRAIN INJURY ASSOCIATION, INC. V. HOGAN is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to persons with retardation. The case is still proceeding as to those persons with traumatic brain injury and in State custody. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility. The trial in this case took place in March 2001. No decision has been rendered.

      JOHNSON V. ROWLAND is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under the ECS formula violates the State Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS. The municipalities have been dismissed from the action for lack of standing. Trial has been scheduled for November 2002.

      HOSPITAL TAX CASES. In 1999 several hospitals appealed to the Superior Court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits.

      PTI, INC. V. PHILIP MORRIS ET AL. The plaintiffs re-import and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain State statutes, including those banning the sale of re-imported cigarettes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys' fees and costs. The court has granted the State's motion to dismiss this case.

      CARR V. WILSON-COKER. The plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs.

      DOE V. STATE. An action brought in October 2000 on behalf of all juveniles who have been strip searched at the State's juvenile detention centers. The plaintiffs claim that the blanket policy of strip searching all juveniles upon arrival at the detention centers is unconstitutional. A motion for class certification is currently pending. The plaintiffs seek damages, declaratory and injunctive relief, plus attorneys' fees and costs.

      FOREMAN V. STATE. An action brought in January 2001 challenging the policy and/or practice of strip searching all adult inmates arriving at correctional centers. The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys' fees and costs.

      ASSOCIATION FOR RETARDED CITIZENS OF CONNECTICUT, INC. V. O'MEARA. An action brought in October 2001 alleging that the State of Connecticut's Department of Mental Retardation is in violation of applicable Medicaid law and the Americans with Disabilities Act, along with other federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid eligible persons. The suit also alleges that the Department of Mental Retardation's placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates federal law. The case seeks mandatory injunctive relief, attorneys' fees and costs.

      INDIAN TRIBES. Various cases claim State land and/or sovereignty over land areas that are part of the State of Connecticut, rather than specific monetary damages. Several suits have been filed since 1977 in the Federal DISTRICT COURT AND THE CONNECTICUT SUPERIOR COURT ON BEHALF OF ALLEGED INDIAN TRIBES in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. It is possible that other such land claims could be brought by other Indian groups. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. The State has also challenged the decision of the Federal Department of the Interior allowing the Mashantucket Pequot Tribe to add land holdings of the Tribe outside of its reservation. The parties may seek review of this decision, but, in any event, additional issues remain to be decided in the case and the Second Circuit remanded the case for further proceedings. The case is presently pending in the United States District Court.

FLORIDA SERIES

ECONOMIC OUTLOOK

      Since the terrorist attacks on September 11, 2001 the State's economic outlook has significantly changed. In the past, the State outperformed the nation in terms of employment and income growth. This performance can be attributed to favorable natural, economic, and tax environments, and a growing population that fueled an increased demand for goods and services. The terrorist attacks severely weakened a foundation of the State's economic strength: the tourism industry. Tourism is one of the State's largest export industries, drawing purchasing power from outside the State and creating jobs, income and tax revenues. With airports closed for a week after the terrorist attacks while reviewing security systems, travel came to an abrupt halt. Tourists cancelled travel plans and avoided crowded places, resulting in a precipitous drop in the number of visitors coming to the State.

      Another important element of the State's economy is the construction sector. A drop in housing starts is expected this year. But a moderate increase in housing starts is expected to occur next year as a result of lower interest rates and an overall improvement in the U.S. economy. Total construction should also decline 2.2% this fiscal year, but grow 1.8% in 2002-2003.

      Non-farm employment growth weakened substantially in the last quarter in 2001 and is expected to remain so in the first quarter of 2002. Non-farm employment is expected to recover at the rate of 1.4% in the 2002-2003 fiscal year. Most of the decline will occur in the mining, construction and manufacturing sectors. Wage and salary growth will also slow. Total wages and salaries are projected to grow 6.1% for 2001-2002. Wage and salary growth will bottom at 5.1% in 2002-2003 and recover. The unemployment rate will rise from a low of 3.3% a year ago to 5.3% for 2001-2002 and is expected to peak at 5.9% during the next fiscal year.

      Population growth has been a major source of increased economic activity in the State. The State's population is expected to grow by 302,000 people this year and by 256,000 next year. This population growth is estimated to be 2.44 million people over the next ten years. This projected growth may cushion the State from a more severe economic downturn as demand for housing, durable and non-durable goods, and other services increases.

      U.S. economic fundamentals remain strong; however, the war on terrorism heightens economic volatility and risk. Further attacks could erode consumer confidence, driving the economy into a more prolonged and deeper recession. Barring unforeseen economic shocks, this outlook is most likely to be valid within the forecast horizon.

RECENT STATE FINANCIAL DEVELOPMENTS

      Revised general revenue estimates for the current fiscal year were released on September 13, 2001 to reflect the general slowing of the national economy and again on October 15, 2001 to include the impact from the terrorist attacks. The total reduction in general revenue estimates at that time totaled $1.318 billion less than the original estimate used to develop this year's appropriations, a 6.6% reduction. As of October 15, 2001, total revenues available for general fund appropriations in the current fiscal year were estimated at $19.362 billion, approximately the amount of general revenue expended on appropriations in fiscal year 2000-01 ($19.245 billion). With regard to the combined General Revenue/Working Capital Fund fiscal position for the current fiscal year, the estimate as of October 15, 2001, when combined with other funds available, left a year-end projected budget shortfall of $928.5 million.

      On December 6, 2001, the legislature passed an appropriations bill which addressed the expected budget shortfall and revised the State's budget for the fiscal year ending June 30, 2002. The revised budget uses a combination of spending reductions, deferral of intangibles tax relief and transfers of moneys in trust funds and the Working Capital Fund to balance the State's budget as required by State law. The appropriations bill, which contains the revisions to the State budget, includes spending reductions totaling $722 million. The revised budget also uses $104 million from the Working Capital Fund and $383 million from trust funds to mitigate the budget impact of the expected $1.3 billion revenue shortfall. Lastly, the appropriations bill deferred the scheduled increase in the intangible tax exemption to $250,000 per person until July 1, 2003, adding an estimated $128 million to the current year's budget. The foregoing budgetary items total $1.34 billion and leave the State with a Working Capital Fund balance estimated to be approximately $300 million at the end of the current fiscal year. Additionally, the State's revised budget uses none of the $940 million of reserves maintained in the Budget Stabilization Fund. No further action by the legislature on the fiscal year 2001-02 State budget is expected.

      On March 8, 2002 the general revenue estimates were reevaluated for the current and upcoming fiscal year. The revised general revenue estimates for the current fiscal year increased $428.9 million from $18.799 billion to $19.228 billion, or 2.28%. The increased general revenue estimate is attributable to higher than expected sales taxes and documentary stamp taxes and reflects strengthening economy. The revised revenue estimates for next fiscal year were being used by the legislature to formulate the budget for the fiscal year 2002-03. General revenue for the next fiscal year is also expected to increase. The estimate of fiscal year 2002-03 general revenue was increased $215 million from $19.652 billion to $19.867 billion, or 1.09%. The estimated general revenue available for appropriation for fiscal year 2002-03 is $638.8 million greater than estimated general revenue collections for the current fiscal year, bringing the new total funds available for next fiscal year to $20.746 billion.

      On May 13, 2002, the legislature, in special session, adopted an appropriations bill for fiscal year 2002-03 and presented it to the Governor for approval. General revenue appropriations total approximately $20.7 billion which is to be funded from general revenue collections and $283.9 million in trust funds transfers. The budget includes a projected Working Capital Fund balance at the end of fiscal year 2002-03 of approximately $97 million and does not use any of the Budget Stabilization Fund reserves. A transfer of $18 million is expected to be made during fiscal year 2002-03 which will increase the Budget Stabilization Fund balance to $958 million.

REVENUES AND EXPENDITURES

      Financial operations of the State are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

      The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the legislature establishes a different restoration schedule.

      The State budget must be kept in balance from current revenues each State fiscal year (July 1- June 30), and the State may not borrow to fund governmental operations. The State Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

      The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues include taxes, licenses, fees, and charges for services imposed by the legislature on individuals, businesses, or agencies outside of State government as well as proceeds from the sale of lottery tickets. State revenues subject to the limitation do not include lottery receipts returned as prizes; balances carried forward from prior YEARS; PROCEEDS FROM THE SALE OF GOODS (E.G., land, buildings); funds pledged for debt service on State bonds; State funds used to match federal money for Medicaid (partially exempt); balances carried forward from the prior fiscal year; charges imposed on the local governmental level; receipts of the Hurricane Catastrophe Trust Fund; and revenues required to be imposed by amendment to the Constitution after July 1, 1994. The revenue limitation may be adjusted to reflect the transfer of responsibility for funding governmental functions between the State and other levels of government.

REVENUE SOURCES

      SALES AND USE TAX. The largest single source of tax receipts in the State is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

      The sales tax is also levied on the following: (1) rental of tangible personal property; (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. Exemptions include groceries; medicines; hospital rooms and meals; fuels used to produce electricity; electrical energy used in manufacturing; purchases by certain nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

      In each of the past three legislative sessions, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in fiscal year 1999-00 and $35.5 million in fiscal year 2000-01 as a result of the sales tax waivers.

      Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law. Sales tax receipts credited to the General Fund for fiscal year 2000-01 were $13.946 billion (an increase of 1.2% from the prior year) and are estimated at $14.162 billion for fiscal year 2001-02 (a decrease of 1.6%) and $14.962 billion for fiscal year 2002-03 (an increase of 5.6%).

      MOTOR FUEL TAX. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

      Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of 4 cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. Most of the proceeds of the sales tax on motor fuels are deposited into the Transportation Trust Fund for road maintenance and construction.

      ALCOHOLIC BEVERAGE TAX. The State's alcoholic beverage tax is an excise tax on beer, wine and liquor. The 1999 State legislature reduced the surcharge on alcoholic beverages sold for consumption on premises, which is expected to reduce total collections by $30.3 million in fiscal year 1999-00 and $37.4 million in fiscal year 2000-01. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues are deposited into the General Revenue Fund. For the fiscal year 2000-01, receipts from this source were $523 million (a decrease of 6.0% from the prior year) and are estimated at $525 million for fiscal year 2001-02 (an increase of 0.2%) and $535 million (an increase of 1.9%) for fiscal year 2002-03.

      CORPORATE INCOME TAX. The State collects a tax on the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted federal income which is apportioned to the State. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year 2000-01, receipts from this source were $1.345 billion (a decrease of 4.4% from the prior year) and are estimated to be $1.136 billion for fiscal year 2001-02 (a decrease of 15.6%) and $1.181 billion for fiscal year 2002-03 (an increase of 4.0%).

      DOCUMENTARY STAMP TAX. Deeds and other documents relating to realty are taxed upon execution or recording at 70 cents per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts are taxed upon issuance or renewal at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp tax receipts for fiscal year 2000-01 were $479 million (an increase of 5.6% from the prior year) and are estimated at $579 million for fiscal year 2001-02 (an increase of 20.9%) and $457 million for fiscal year 2002-03 (a decrease of 21.1%).

      INTANGIBLE PERSONAL PROPERTY TAX. This tax is levied on two distinct bases: (1) stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill; and (2) mortgages and other obligations secured by liens on State realty are taxed with a non-recurring 2 mill tax. Obligations issued by the State or local governmental entities in the State, or by the federal government, are exempt from such taxation.

      Effective January 2000, the rate was reduced from 2 mills to 1.5 mills and certain exemptions were expanded. The 2000 legislature further reduced the tax rate to the current 1 mill rate and exempted business accounts receivable from the tax altogether for tax years after December 31, 2000. Such changes are expected to reduce the State's general revenues by $202.3 million for fiscal year 2000-01, and $252.7 million for fiscal year 2001-02. The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund.

      ESTATE TAX. A tax is imposed on decedents' estates for the privilege of transferring property at death. The State Constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the State estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in the State over the value of the entire gross estate.

      All receipts of the estate tax are credited to the General Revenue Fund. Estate tax receipts for fiscal year 2000-01 were $767.1 million (a decrease of 1.5% from the prior year) and are estimated at $780.0 million for fiscal year 2001-02 (a decrease of 1.7%) and $612.8 million for fiscal year 2002-03 (a decrease of 21.4%).

      GROSS RECEIPTS TAX. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas, and telecommunications services. On October 1, 2001, telecommunications services became subject to a new unified Telecommunications Services Tax, at rates designed to generate revenues equivalent to existing taxes being replaced, including Gross Receipts Tax. All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

      COMMUNICATIONS SERVICES TAX. The 2000 legislature enacted the Communications Services Tax Simplifications Law, which imposes a unified tax on communications services effective October 1, 2001. Designed to be revenue neutral, the tax will be levied at rates sufficient to generate revenues equal to lost sales, gross receipts and municipal utilities taxes and franchise fees. The rate will be calculated by the Consensus Revenue Estimating Conference and must be approved by the legislature. Due to changes in taxation of prepaid calling arrangements and certain sales tax exemptions, which became effective July 1, 2000, it is expected that the total revenues will be reduced by $1.7 million for fiscal year 2000-01 at the State and local levels.

      OTHER STATE TAXES. To the extent not pre-exempted to the federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or "handle." The 2000 legislature reduced the tax on handle rates for greyhound racing, horse racing and jai-alai. Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers.

TOBACCO LITIGATION SETTLEMENT

      As a result of settling litigation by the State against the tobacco industry in 1997, the State expects to receive more than $11 billion over 25 years. As of June 30, 2001, the State had received approximately $2.5 billion of the settlement. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

      A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2001, the value of the endowment was $1.26 billion

LOTTERY

      The 1987 legislature created the Department of the Lottery to operate the State Lottery. Of the revenues generated by the State Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

LITIGATION

      Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State's financial position.

      NATHAN M. HAMEROFF, M.D., ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION, ET AL. This is a class action suit, among other similar suits, wherein the plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. On February 5, 2001, the trial court ruled the relevant State statute unconstitutional and disallowed further assessments. The Agency has appealed. The potential refund liability for all such suits could total approximately $144 million.

      SAVONA, ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION. Plaintiffs seek retroactive and prospective relief on behalf of a class of Medicaid providers (doctors) demanding reimbursement of the differential between Medicare and Medicaid rates for dual-enrolled eligibles. This case was settled on October 6, 2000. A total of $98 million, inclusive of interest, fees and costs, would be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State's share (within the Medicaid program) would be 45% of the $98 million. The first installment of the settlement was appropriated by the legislature and paid in July 2001 and amounted to $32 million.

      STATE CONTRACTING AND ENGINEERING CORP. V. FLORIDA DEPARTMENT OF TRANSPORTATION, ET AL. The Florida Department of Transportation used a Value Engineering Change Proposal ("VECP") design submitted by State Contracting and Engineering Corp. ("SCEC") for the construction of a barrier soundwall in Broward County and several subsequent Department projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the Department owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design on the subsequent projects. The case was scheduled for trial in January 2002. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

      CONE CONSTRUCTORS, INC. V. FLORIDA DEPARTMENT OF TRANSPORTATION. The Florida Department of Transportation terminated Cone Contractors, Inc. on a construction contract involving a portion of the Suncoast Parkway. Cone Constructors has sued claiming breach of contract and wrongful termination. Subsequent to the initial court filings, the contractor filed for bankruptcy and the Department was able to settle the dispute with the bankruptcy trustee for a payment of $575,000.

      RISCORP INSURANCE COMPANY, ET AL. V. FLORIDA DEPARTMENT OF LABOR AND EMPLOYMENT SECURITY AND MARY B. HOOKS. The Department collects assessments on "net premiums collected" and "net premiums written" from carriers of workers' compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of "net premiums" and the Department does not currently have a rule providing guidance as to how "net premiums" are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating "net premiums" and are seeking refunds of approximately $35 million. On December 27, 2001, the Circuit Court granted plaintiffs' motion for a partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995 - 1998. A trial on liability was scheduled for March 2002, and a separate trail on damages was scheduled for July 2002.

      U.S. ENVIRONMENTAL PROTECTION AGENCY V. FLORIDA DEPARTMENT OF TRANSPORTATION. The Department maintains that it is not the owner of contaminated land. The U.S. Environmental Protection Agency (the "EPA") is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the Department of approximately $25.6 million. The Department's Motion for Declaratory Judgment on the Department's ownership of the property was denied and upheld on appeal. The EPA is preparing an Amended Record of Decision. On October 5, 2001, a Tolling Agreement was signed which extended the time to sue until May 2002.

      SARNOFF V. DEPARTMENT OF HIGHWAY SAFETY AND MOTOR VEHICLES. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of State statutes, which imposes a $10.00 fee on the emissions inspection of automobiles in seven of the State's 67 counties. On December 29, 2000, the First District Court of Appeal reversed the trial court's class certification order, and a rehearing was denied on February 2, 2001. Plaintiffs have invoked the discretionary review of the State Supreme Court on this issue. Oral argument was held on November 7, 2001. The decision of the State Supreme Court has not been made. The amount of potential loss to the State is estimated to be $96-106 million.

      PAUL K. MATEO, ET AL., V. FLORIDA DEPARTMENT OF REVENUE, ET AL. This is a class action suit seeking declaratory relief and a tax refund of sales taxes paid on the lease of motor vehicles where the concerned price included a $2.00 surcharge. A trial court dismissed an amended complaint challenging the constitutionality of the statute with prejudice. The trial court found that the plaintiff had not complied with the requirements of State law, thereby making the plaintiff's non-compliance with the statute fatal to his refund request. The plaintiff timely appealed the trial court's order of dismissal. Potential loss to the State may be in excess of $25 million.

      TRANSITIONS OPTICAL, INC. V. FLORIDA DEPARTMENT OF REVENUE, ET AL. In this case, Transitions Optical and co-plaintiff, Pepperidge Farm, brought a class action suit challenging the imposition of ad valorum county taxes on the computer software owned and operated by them in their places of business and seeking a refund of all ad valorem taxes previously paid. The estimated loss to the State may be in excess of $25 million. On August 25, 2000, the trial court granted Plaintiff's motion and transferring venue to Polk County as to Pepperidge Farm. Transition Optical timely filed its notice of appeal relating to the dismissal on September 18, 2000. In the Pepperidge Farm Polk County case, the parties are in the discovery phase.

      RENDON V. FLORIDA DEPARTMENT OF TRANSPORTATION, ET AL. The Plaintiffs (persons covered by the Americans with Disabilities Act ("ADA")), in a certified class action suit, seek a declaratory judgment that State statutes violate the ADA in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refund claim. On November 14, 2001, the trial court granted Plaintiffs' motion for summary judgment. On November 26, 2001, the State served its Motion for Rehearing, Reconsideration and Clarification Regarding Appropriateness of Remedy and Scope of Relief which was heard on December 18, 2001 along with Plaintiffs' Motion for Contempt and Sanctions. Estimated loss to the State could be in excess of $25 million.

GENERAL INFORMATION

      Juan Ponce de Leon made the first recorded landing in the State in 1513 and subsequently claimed the territory for Spain. The Spaniards founded the first permanent settlement, St. Augustine, in 1565. The State was acquired by the United States from Spain in 1821, became a territory of the United States in 1822, and was admitted to statehood in 1845 as the 27th state. The State is the 26th largest state with land area of 54,252 square miles and a water area of 4,308 square miles, with tidal shoreline of almost 2,300 miles.

MARYLAND SERIES

      GENERAL. The State of Maryland has a population of approximately 5.3 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent census. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2001 was 3.9% compared to a national rate for the same period of 4.8%. Total employment increased by 17.7% between 1991 and 2001. The State's personal income per capita was the fifth highest in the nation in 2000 according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 114.2% of the national average.

      STATE FINANCES. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare, and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2001 exceeded estimates by about $148.9 million, or 1.5%. The State ended fiscal year 2001 with a $538.4 million general fund balance on a budgetary basis, of which $347.3 million was designated to fund fiscal year 2002 operations; this balance reflects a $518.7 million increase compared to the balance projected at the time the 2001 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $888.1 million. On a GAAP basis, the fiscal year 2001 undesignated general fund balance was $642.0 million, compared with $13.1 million at the end of fiscal year 2000. The total GAAP fund balance for fiscal year 2001 was $2.457 billion compared with a total fund balance of $2.370 billion for fiscal year 2000.

      For fiscal year 2002 the total budget is $21.3 billion, a $1.3 billion increase over fiscal year 2001. The general fund accounts for approximately $10.7 billion, of which the largest expenditures are for health and education, which together represent nearly two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

      Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $1.030 billion at the end of fiscal year 2001. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of fiscal year 2002 project a total reserve balance of $626.6 million, of which $548.1 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 5.6% of estimated General Fund Revenues.

      General fund appropriations to the State Reserve Fund for fiscal year 2002 total $216.9 million and include $141.8 million to the Revenue Stabilization Fund; $15.5 million to the Economic Development Opportunities Program Fund; $54.6 million to the Dedicated Purpose Fund, of which $45 million is for transportation projects and $9.6 million is for future needs in the Family Investment Program; and $5 million to the Joseph Fund. The $30.2 million fiscal year 2001 deficiency appropriation to the Reserve Fund reflected $40.2 million to the Dedicated Purpose Fund, of which $30 million was for health needs and $10.2 million was for a transportation project, and a reduction to the original appropriation to the Economic Development Opportunities Fund of $10 million.

      SUBSEQUENT EVENTS. Early in fiscal year 2002, it appeared that general fund revenues would be less than projected when the fiscal year 2002 budget was enacted. Consequently, the Governor proposed certain cost containment measures for fiscal year 2002, and the Board of Public Works approved reductions to the budget of $57.5 million, reflecting a 1.5% across-the-board reduction to agencies' budgets and the implementation of a hiring freeze. In addition, $227.4 million in general fund appropriations will be reverted, primarily $210.0 million appropriated in prior fiscal years for pay-as-you-go capital projects, of which $40.3 million are proposed to be cancelled and $169.7 million are proposed to be funded with general obligation bonds; $8.6 million reflecting the hiring freeze in institutions of higher education; and $7.2 million from a restricted appropriation to the Department of Human Resources.

      The December revenue estimate resulted in a reduction to the general fund revenue estimate for fiscal year 2002 of $156.8 million, compared with the previous estimate, made in March 2001, upon which the fiscal year 2002 budget was based. The $156.8 million reduction was the net effect of reductions totaling $276.3 million offset by an adjustment to prior years' revenue of $119.5 million. The reductions reflected decreases in the estimates of personal income taxes of $114.4 million (2.2.%), corporate income taxes of $96.1 million (28.2%), and sales taxes of $128 million (4.6%); these decreases were offset by a net increase of $63.4 million (5.5%) in other revenues, taxes, and fees.

      As part of the fiscal year 2003 budget plan legislation was introduced that proposes various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The budget plan provides for the transfer in fiscal year 2002 of $308.3 million from the balances of various funds (of which $238.7 million is contingent upon the legislation), including $139.8 million from capital projects funds (of which $67.8 million are proposed to be funded with general obligation bonds); $70 million from the Maryland Automobile Insurance Fund; $69.9 million from the Dedicated Purpose Fund of the State Reserve Fund, previously appropriated for transportation projects; and $11 million from the State's self-insurance fund in excess of the actuarially determined liability for outstanding claims.

      It is currently estimated that the general fund balance on a budgetary basis at June 30, 2002 will be approximately $456.0 million. In addition, the balance in the Revenue Stabilization Fund of the State Reserve Fund is estimated to be $626.6 million at June 30, 2002, equal to 5.6% of general fund revenues.

      2003 BUDGET. On January 16, 2002, the Governor presented his proposed fiscal year 2003 Budget to the General Assembly. The Budget includes, among other things: (i) sufficient general funds to the Annuity Bond Fund for debt service on general obligation bonds to maintain the State property tax rate at a constant rate; (ii) $89.2 million for capital projects, including $3 million to the Economic Development Opportunities Fund of the State Reserve Fund; (iii) $3.6 billion in aid to local governments from general funds (net of reductions contingent on legislation); (iv) $186.0 million to the State Reserve Fund -- $181.0 million to the Revenue Stabilization Fund and $5 million to The Joseph Fund; and (v) net general fund deficiency appropriations of $172.5 million for fiscal year 2002, including $140.9 million for the Department of Health and Mental Hygiene, primarily for Medicaid, and $30 million to the Revenue Stabilization Fund of the State Reserve Fund.

      It is estimated that the general fund balance on a budgetary basis at June 30, 2003, will be $4.5 million, contingent upon the enactment of The Budget Reconciliation Act. In addition, the balance in the Revenue Stabilization Fund, net of the proposed fiscal year 2003 transfer of $249 million to the general fund, is estimated to be $500 million at June 30, 2003, equal to 5.0% of general fund revenues.

      CIGARETTE RESTITUTION FUND. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to the tobacco settlement are to be placed into this fund, which can only be spend through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs -- the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $137.9 million in fiscal year 2001 and are budgeted at $121.8 million in fiscal year 2002.

      STATE INDEBTEDNESS. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

      Maryland had $4.5 billion of net State tax supported debt outstanding at December 31, 2001. General obligation bonds accounted for $3.5 billion of that amount. About 55% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $576.7 million; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $286 million of State tax supported debt outstanding at December 31, 2001. Rental payments under the lease are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly.

      The State had $1.255 billion of authorized but unissued debt at June 30, 2001. Three offerings of general obligation bonds are anticipated during fiscal year 2002.

      RATINGS. General obligation bonds of the State of Maryland are currently rated "Aaa" by Moody's and "AAA" by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

      LITIGATION. The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

MASSACHUSETTS SERIES

RECENT DEVELOPMENTS

      FISCAL 2002. Recent Commonwealth tax collections have lagged the prior year by substantial margins, resulting in reduced tax revenue estimates and budget adjustments. As compared to the fiscal 2002 consensus tax revenue estimate of $14.750 billion agreed to in April 2002, year-to-date tax collections through May 2002 were $292 million below the midpoint of the benchmark range. The Commonwealth currently projects fiscal 2002 tax revenue to be approximately $470 million lower than the consensus tax revenue estimate, or approximately $14.280 billion. Due to workforce reductions, processing of tax year 2001 income tax returns has been delayed. It is not expected that the ongoing delay in processing tax year 2001 income tax returns will have a material impact on the deposit of payments with those returns during fiscal 2002 or 2003.

      On March 9, 2002 federal legislation was enacted that allows an additional first-year depreciation deduction for corporations equal to 30% of the cost of certain types of property purchased on or after September 11, 2001 and before September 11, 2004. Under Commonwealth law, corporations had been taxed on the basis of their net income as calculated for federal taxation purposes, after depreciation allowances are deducted. As a result, the taxable income of incorporations and unincorporated businesses subject to Commonwealth tax was expected be reduced in tax years 2001 through 2003 by the new federal depreciation deduction, be increased for approximately 11 years thereafter, and in the long-run be approximately revenue neutral. The Acting Governor signed into law a bill that "decoupled" the Massachusetts revenue code from federal depreciation provisions and effectively repealed the additional depreciation deduction under Commonwealth tax. However, since corporate taxpayers had already adjusted their payments due on March 15, 2002, the Department of Revenue estimates that the impacts of the federal provision were to reduce fiscal 2002 tax revenue collections by $30 million, and increase fiscal 2003 tax collections by the same amount.

      On April 23, 2002, the Acting Governor filed a capital outlay bill that moved approximately $102 million of the pay-as-you-go capital projects to bond funding. The Commonwealth anticipates a one-time transfer of $50 million of bond cap from fiscal 2002 to fiscal 2003.

      On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations, including the use of approximately $408 million in reserves to balance the fiscal 2002 budget. These revenues include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund, $35 million from the Medical Security Trust, and $1.4 million from the Voting Equipment Revolving Loan Fund. The legislation also extended the Commonwealth's pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. This legislation gives effect to an agreement announced by the Acting Governor and legislative leaders on April 15, 2002 to address the fiscal 2002 budget shortfall. In addition to the legislation that was enacted on May 17, 2002, the agreement among the Acting Governor and legislative leaders called for $40 million in savings resulting from management initiatives relating to the Commonwealth's debt and $24 million in unspecified savings, which will be identified through further review and negotiation.

      On May 23, 2002, the Acting Governor filed legislation that proposes using approximately $509 million of certain reserve funds for the purposes of balancing the current fiscal year budget. These fund transfers include up to $310 million form the Stabilization Fund to the General Fund, $90 million from the Health Care Security Trust Fund to the General Fund and $109 million from the Health Care Security Trust Fund to the Children's and Seniors' Health Care Assistance Fund.

      On June 24, 2002 the Legislature approved a bill authorizing the transfer of up to $300 million from the Stabilization Fund to the General Fund, which bill is expected to be signed by the Acting Governor. In the event that revenue and other authorized funds should prove insufficient to pay required expenditures, a variety of actions may be taken under the state budgetary process to address the shortfall, some of which would not require legislative authorization.

      FISCAL 2003 BUDGET. On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Commonwealth revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. The Department of Revenue's revised estimate assumes that tax cuts scheduled to take effect under current tax law will remain in effect. However, both the House and Senate have proposed new tax legislation that would increase fiscal 2003 tax revenue collections if enacted.

      Both the budget proposed by the House and that of the Senate would provide for new tax revenues estimated to add approximately $1.06 to $1.2 billion to fiscal 2003 revenues. Both proposals also would move off-budget Medicaid expenditures estimated by the Executive Office of Administration and Finance at approximately $300 million to $375 million for fiscal 2003. In anticipation that a general appropriation act for fiscal 2003 may not be enacted by the start of the fiscal year on July 1, 2002, an interim budget was approved by the Legislature on June 24, 2002 to allow state services to continue for the first month of fiscal 2003.

REVENUE

      In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2001 on a generally accepted accounting principles basis, approximately 68.0% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 21.9% of such revenues, with the remaining 10.1% provided from departmental revenues and transfers from non-budgeted funds.

      TAXES. The major components of state taxes are the income tax, which is projected to account for approximately 56% of total tax revenues in fiscal year 2002, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 8%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2002 tax revenues.

      INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% is applied to most types of income, effective January 1, 2002, and is scheduled to be reduced to 5.0% on January 1, 2003 and thereafter. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year range from 5% to 1%. Beginning in tax year 2001, gains from capital assets held for more than six years are not subject to tax. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

      SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

      Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future Legislatures to divert the funds. In fiscal 2002, the amount of such sales tax receipts is estimated to be $664 million.

      BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax. Under a 1996 Commonwealth law, affected corporations are required to increase their numbers of employees by 5% per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue has estimated that the changes resulted in a revenue reduction of approximately $28 million in fiscal 1997, $99 million in fiscal 1998, $126 million in fiscal 1999, $139 million in fiscal 2000, and $118 million in fiscal 2001. The changes are forecast to reduce revenues by approximately $120 million in fiscal 2002. These estimates do not take into account additional tax revenue generated by increased economic activity that may have been stimulated by the tax cuts.

      BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

      INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income. A 1998 reduction in several of these taxes is estimated to impact the fiscal 1999 cost of these changes of $5 million, and the estimated fully phased-in aggregate annual value of these tax reductions is $39 million.

      OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. A portion of the Commonwealth's motor fuels excise tax receipts, estimated to be approximately $190.6 million in fiscal 2002, is pledged to pay the debt service on certain special obligation bonds of the Commonwealth. Certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed on hotel room occupancy in four Massachusetts cities, are pledged to support special obligation bonds to be issued to finance certain convention centers.

      FEDERAL AND OTHER NON-TAX REVENUES. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the federal government.

      Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. A revenue maximization pilot project has yielded additional net federal reimbursement and other non-tax revenues of approximately $214.4 million in the aggregate during fiscal 1997 to fiscal 2001, inclusive.

      The Commonwealth began in fiscal 1997 to phase in a one-time (rather than annual) passenger vehicle registration fee, which had the effect of reducing fiscal 1998 revenues by $13.8 million and reducing revenues annually thereafter by approximately $55 million until annual fees were reinstated in May 2000.

      For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $770.2 million, $848.4 million, $870.0 million, $902.1 million and $931.6 million in fiscal 1997 through 2001, respectively, and which are expected to account for $778.1 million in fiscal 2002.

      In 1994, the voters approved an increase in the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgeted funds, prohibition of the transfer of money from the Highway Fund to other funds for non-highway purposes and exclusion of the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. On four occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the "consolidated net surplus." The most recent postponement, enacted in 2000, changed the effective date of the provision to July 1, 2002.

      TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets.

      The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

      During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $99 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The GAA for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The Administration estimates that approximately $266.7 million of the settlement will be paid into the Health Care Security Trust in fiscal 2002, of which approximately $133.4 million will be made available for spending through the Tobacco Settlement Fund. The Administration also plans to spend in fiscal 2002 approximately $15.1 million from the Tobacco Settlement Fund that was retained from prior years. On March 14, 2002, the Acting Governor proposed spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003.

EXPENDITURES

      COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENTS. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds.

      As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

      Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

      In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the MBTA took the form of dedicated tax revenues.

      PROPERTY TAX LIMITS. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2001, the aggregate property tax levy grew from $3.346 billion to $7.520 billion, representing an increase of approximately 124.7%. By contrast, according to the Federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%

      Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2001, 36 communities had successful override referenda which added an aggregate of approximately $20.5 million to their levy limits. In fiscal 2001, the impact of successful override referenda going back as far as fiscal 1993 was to raise the levy limits of 134 communities by approximately $97.4 million.

      MEDICAID. The Medicaid program provides health care to low-income children and families, low income adults, the disabled, and the elderly. The program, which is administered by the Division of Medical Assistance, receives 50% in federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the federal Children's Health Insurance Program for states. Federal reimbursement is also available in the event that a state opts, with federal approval, to expand eligibility to include additional groups. In recent years, the Commonwealth has expanded its Medicaid program to provide comprehensive health and long-term care services for many families, children and elderly and disabled persons whose incomes otherwise would exceed eligibility criteria for federal public assistance.

      Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget other than direct Local Aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000, and 2001 Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid programs.

      During the first six months of fiscal 2002, as the economy entered a recession Medicaid enrollment growth was higher compared to fiscal 2001 enrollment growth during the same period. The number of Medicaid members increased by 3.1% during the first six months of fiscal 2002, compared to a 1.7% increase in members during the same period in fiscal 2001. Continued economic recession is expected to lead to accelerated Medicaid enrollment in fiscal 2002 and 2003. Pharmacy assistance to seniors, a program begun in fiscal 1998, grew in fiscal 2001 by 88.6% from fiscal 2000. Pharmacy assistance constituted less than 1% of Medicaid spending in fiscal 2001.

      Several factors are influencing the increasing costs of health care, including patient volume shifts, pharmacy prices and utilization, wage pressure and technological advances. In fiscal 2001, the Commonwealth spent over $170 million in rate increases to providers and supplemental financial assistance to distressed health care providers. Medicaid expenditures for nursing home care increased from $1.337 billion in fiscal 2000 to approximately $1.391 billion in fiscal 2001, and currently amount for 29% of the Medicaid budget. In fiscal 2001, over 35,000 elderly and disabled citizens were cared for in nursing homes each month paid by Medicaid, at an annual cost per beneficiary of approximately $40,200. Medicaid patients account for over 70% of all nursing home patients in the Commonwealth.

      OTHER HEALTH AND HUMAN SERVICES. Other health and human services spending for fiscal 2001 included expenditures for the Department of Mental Retardation ($953.2 million), Department of Mental Health ($610.3 million), Department of Social Services ($649.4 million), Department of Public Health ($497.4 million) and other human service programs ($694.7 million).

      SENIOR PHARMACY PROGRAM. The comprehensive senior pharmacy program, now administered at the Executive Office of Elder Affairs and called "Prescription Advantage," began in April 2001. Prescription Advantage is expected to cost approximately $80 million in fiscal 2002 and $100 million in fiscal 2003.

      PUBLIC ASSISTANCE. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children, Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children and the state supplement to federal Supplemental Security Income.

      COMMONWEALTH PENSION OBLIGATIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

      HIGHER EDUCATION. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the state Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

      OTHER PROGRAM EXPENDITURES. The remaining $4.660 billion in estimated expenditures on other programs and services for fiscal 2002 covers a wide variety of functions of state government, including expenditures for the Judiciary ($590 million), District Attorneys ($79.8 million) and the Attorney General ($35.7 million) and for the Executive Offices for Administration and Finance ($580.2 million), Environmental Affairs ($227.7 million), Transportation and Construction ($108.0 million), Public Safety ($877.8 million), Elder Affairs ($175.8 million), the Department of Housing and Community Development ($118.2 million), and Group Insurance ($704.5 million).

CAPITAL SPENDING

      Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1998 the limit was raised to approximately $1.0 billion and to $1.2 billion for fiscal 2002. Actual bond-financed capital expenditures during fiscal 1997, 1998, 1999, 2000 and 2001 were approximately $955 billion, $1.0 billion, $1.0 billion, $999 million and $1.0 billion, respectively. Capital spending for fiscal 2002 through fiscal 2006 to be financed from general obligation bonds issued by the state is forecast at $6 billion, which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the estimated level of Commonwealth capital spending will leverage approximately $2.287 billion in federal highway funding.

      CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The total cost of the CA/T Project was estimated to be $14.625 billion. As of March 31, 2002, construction was 79.8% completed. The scheduled completion date currently is estimated to be extended to February 2005.

      GENERAL AUTHORITY TO BORROW. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

      GENERAL OBLIGATION DEBT. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

      NOTES. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1.0 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2002, September 2004, December 2004 and March 2005, respectively.

      SYNTHETIC FIXED RATE BONDS. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of March 1, 2002, the amount of such variable rate bonds outstanding was $1.267 billion.

      SPECIAL OBLIGATION DEBT. HIGHWAY FUND. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of March 1, 2002, the Commonwealth had outstanding $542.2 million of such special obligation bonds, including $5.1 million of such bonds secured by a pledge of 2(cent) of the 21(cent) motor fuels excise tax AND $537.1 million secured by a pledge of an additional 4.86(cent) of the motor fuels excise tax and certain other moneys. After June 1, 2002, all outstanding special obligation highway bonds will be secured by a pledge of 6.86(cent) of sucH excise tax.

      BOSTON CONVENTION AND EXHIBITION CENTER FUND. The Commonwealth is authorized to issue $676.9 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($48.5 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes have been issued.

LITIGATION

      There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in HANCOCK V. COMMISSIONER OF EDUCATION, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. The pleadings have been amended to add and drop parties. Discovery has commenced.

      ROLLAND V. SWIFT is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the court found the defendants in noncompliance with the settlement agreement and lifted the agreement's stay of litigation concerning the provision of services to nursing home residents. In addition, on May 3, 2002 the court ruled that the Commonwealth is obligated to provide "active treatment" to plaintiffs and required the Commonwealth to take certain steps within specified periods to comply with such obligation. Defendants intend to appeal the order.

      IN RAMOS V. MCINTIRE plaintiffs allege that the Department of Transitional Assistance violated state and federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

      The Division of Medical Assistance (the "DMA") is also engaged in several related lawsuits in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The remaining claims for declaratory and injunctive relief could prevent the DMA from continuing to implement the prepayment and postpayment review programs under its current regulations. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs.

      ATLANTICARE MEDICAL CENTER V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE involves the issuance of overpayment notices when the DMA has paid provider clams and then identifies the presence of third party insurance. The DMA recoups the payments and requires the providers to bill the third party insurer. In this case, eight hospitals challenged the DMA's authority to require the hospitals to bill the insurers and instead wanted the DMA to obtain the payment directly from the insurer. The Superior Court ruled that the DMA's regulations violated federal law. The DMA appealed. An adverse decision in the Appeals Court could cost the DMA approximately $20 million each year in lost recoveries due to Medicare prohibitions on the DMA billing providers and which, in any event, would be difficult for the DMA to pursue without the detailed information providers have about each case.

      IN MASSACHUSETTS AMBULANCE ASSOCIATION, INC. V. DIVISION OF MEDICAL ASSISTANCE plaintiff private ambulance companies allege that Medicaid's rates of reimbursement for ambulance services are unlawfully insufficient. The complaint includes a confiscation claim for the period covering March 1, 1998 through the present. The case has been settled on the following terms. Defendants have agreed to increase prospectively the rates paid to ambulance services under the Medicaid program. The rates will increase by approximately $15-18 million per year, with half of the amount of the increase to be reimbursed by the federal government. The settlement does not provide relief for prior years.

      BOULET V. CELLUCCI is a class action asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residencies for adult mentally retarded individuals. The court approved a settlement agreement entered into by the parties that provides for additional annual funding of $22 million in 2002, $18 million in 2003, $15 million in 2004, $15 million in 2005 and $15 million in 2006.

      MASSACHUSETTS EXTENDED CARE FEDERATION ET AL. V. DIVISION OF HEALTH CARE FINANCE AND POLICY AND DIVISION OF MEDICAL ASSISTANCE, ET AL. A nursing home trade association along with eight individual nursing facilities have sued the DMA and the Division of Health Care Finance and Policy seeking to preliminarily and permanently enjoin the existing Medicaid payment rates established for nursing facilities by the Division of Health Care Finance and Policy and to implement higher rates. Plaintiffs challenge several components of the nursing facility rate-setting regulation, including but not limited to the cost adjustment factor, the occupancy standard, standard payments for nursing, the Administrative & General allowance and the total payment adjustment. On February 11, 2002, a hearing on plaintiffs' motion for a preliminary injunction was held in Suffolk Superior Court. Following the hearing, the Court issued an order denying said motion, finding that the plaintiffs failed to show a risk of imminent, irreparable harm. The staff at the Division of Health Care Finance and Policy estimates that if the plaintiffs are successful on all claims, the Commonwealth's liability could exceed $300 million annually, but that such an outcome is unlikely on the merits of the claims.

      ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the Massachusetts Water Resources Authority or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

      Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $30 million. Subject to legislative appropriation, the Commonwealth will reimburse the College up to a maximum of $1.4 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs.

      TAXES AND REVENUES. IN GENERAL MILLS, INC. V. COMMISSIONER OF REVENUE, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including tax, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report.

      IN TENNECO, INC. V. COMMISSIONER OF REVENUE the taxpayer seeks $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commission. On October 31, 2000, the taxpayer filed a notice of appeal.

      IN EG&G, INC. V. COMMISSIONER OF REVENUE the taxpayer seeks $21.2 million in excise taxes and interest. Trial is scheduled before the Appellate Tax Board in June 2002.

      There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and there is no implication that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      EMINENT DOMAIN. IN SPAULDING REHABILITATION HOSPITAL CORPORATION V. MASSACHUSETTS HIGHWAY DEPARTMENT plaintiff filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the CA/T Project. The plaintiff has appealed the Superior Court's dismissal of the complaint. In December 1999, the Spaulding Rehabilitation Hospital filed an eminent domain action concerning the same property, SPAULDING REHABILITATION HOSPITAL CORP. V. COMMONWEALTH. Potential liability in this ACTION COULD APPROACH $35 MILLION. IN BOSTON & MAINE RAILROAD V. Commonwealth the plaintiff may seek $40 million for a taking of land in Cambridge for the CA/T Project.

      PERINI CORP., KIEWIT CONSTR. CORP., JAY CASHMAN, INC., D/B/A PERINI - KIEWIT - CASHMAN JOINT VENTURE V. COMMONWEALTH. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

      BATES V. DIRECTOR OF THE OFFICE OF CAMPAIGN AND POLITICAL FINANCE. Plaintiffs alleged that the Director of the Office of Campaign and Political Finance was violating the Clean Elections law by declining to distribute public campaign finance funds to qualifying candidates absent a legislative appropriation for that purpose. On January 25, 2002, the Supreme Judicial Court ruled on the merits that the Legislature has a constitutional duty to either appropriate funds necessary to implement the Clean Elections law or to repeal the law. On February 25, 2002, the court ruled that candidates who have been certified under the Clean Elections law, but who have not received funding due to the lack of appropriated funds, are entitled to the entry of money judgments against the Commonwealth in amounts equal to the amount of Clean Elections funding due them. The court accordingly ordered judgment for one plaintiff in the amount of $811,050. That judgment was partially satisfied on February 28, 2002, out of an account appropriated for the payment of damages awards generally, but no further appropriated money is currently available to pay the remainder of the judgment. On April 5, 2002 a single justice of the Supreme Judicial Court granted plaintiffs' motion for issuance of executions to be satisfied by levy and sale of the Commonwealth's real or personal property. Plaintiffs' motion to shorten the notice period for sales of real property, and to set aside any surplus proceeds of such sales to be used to satisfy future judgments, was denied. Subsequently, certain Commonwealth property has been sold at auction to satisfy some of the outstanding portion of the existing judgments, and plaintiffs have identified other Commonwealth property upon which to levy for the balance. On June 11, 2002, the Director of the Office of Campaign and Political Finance advised the Senate Ways and Means Committee that, given the number of candidates who had qualified or still could qualify for Clean Elections funding during the 2002 election cycle, the maximum amount required to fund the Clean Elections system for the 2002 election cycle was estimated at $9,553,461.

      BROWN RUDNICK FREED & GESMER AND LIEFF CABRASER HEIMANN & BERNSTEIN, LLP, ET AL. V. COMMONWEALTH OF MASSACHUSETTS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. Plaintiffs seek approximately $562 million. The plaintiffs seek $20 million payable out of previous tobacco settlement payments to the Commonwealth and the balance over a period of years as a percentage of each year's receipts of tobacco settlement funds.

      SWACHMAN V. COMMONWEALTH OF MASSACHUSETTS. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

      ATTORNEY GENERAL INVESTIGATION. On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the CA/T Project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

      SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery," pursuant to a formal order of private investigation issued by the Commission.

MICHIGAN SERIES

      ECONOMIC FORECAST. The State's economic forecast for calendar years 2002 and 2003 projects a mild economic recovery beginning in 2002 followed by moderate growth in 2003. Real GDP is projected to grow 2.5% in 2002 and 3.3% in 2003, on a calendar year basis. Light vehicle sales will total 16.5 million units in 2002 and 16.7 million units in 2003.

      Like the national economy, Michigan's economy is forecast to strengthen. After declining 1.9% in 2001, total wage and salary employment is projected to decline 0.3% in 2002 and grow 1.7% in 2003. The State's unemployment rate is projected to average 6.1% for 2002 and 5.4% for 2003.

      2002-03 BUDGET. The 2003 Budget was submitted to the Legislature on February 7, 2002. Revenues for fiscal year 2002-03 were estimated in January 2002 and updated on May 16, 2002.

      General Fund - General Purpose revenue for fiscal year 2002-03 is estimated at $9.132 billion. Net General Fund - General Purpose revenue is estimated to be $8.404 billion.

      Personal Income Tax - Total income tax collections are forecasted to $6.399 billion. The General Fund-General Purpose portion of net income tax collections is estimated to be $4.424 billion for fiscal year 2002-03.

      Single Business Tax - Gross single business tax collections are projected to amount to $1.864 billion for fiscal year 2002-03. All single business tax collections are deposited into the General Fund.

      Sales Tax - Gross sales tax collections are forecast to total $6.8 billion. The General Fund - General Purpose portion of the sales tax is estimated at $114.3 million.

      Use Tax - Gross use tax collections are forecast to total $1.423 billion. The General Fund - General Purpose portion of use tax is forecast to be $948.7 million.

      STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund.

      The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

      The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. Effective with fiscal year 1992-93, a recalculation was made of the base year proportion as a consequence of a settlement agreement reached on the COUNTRY OF OAKLAND V. STATE OF MICHIGAN lawsuit, which was settled in 1991. The recalulated base year proportion is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental unit is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for fiscal years 1993-94 through 1999-00.

      MAJOR FUNDS OF THE STATE. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 51% from the payment of the State taxes and 49% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

      General Purposes revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose. General Purpose revenues account for approximately 41% of total General Fund revenues. The passage of property tax and school finance reform, discussed below, significantly affects the sources of State revenues.

      Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 59% of total General Fund revenues.

      Federal aid accounted for approximately 75% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

      Approximately two-thirds of total General Fund expenditures are made for education, and by the Family Independence Agency and by the Department of Community Health.

      State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

      The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort LEVEL. THE MEDICAID PROGRAM CONTINUES ON A MATCHING BASIS, I.E., with Federal funds supplying more than 50% of the fund.

      Under constitutional and statutory provisions, the School Aid Fund has received the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

      The operating costs of local school districts are funded by local property taxes, State school aid and general aid. Approximately 8% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes.

      The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

      The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State moneys until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trusts funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate.

      As of September 30, 2001, the actual balance for funds in the Common Cash Fund was $4.59 billion. The actual General Fund - General Purpose total revenues and expenditures for the 2000-01 fiscal year were $9.63 billion and $9.86 billion, respectively. Projected 2001-02 fiscal year General Fund - General Purpose total revenues and expenditures are $8.93 billion and $9.27 billion, respectively. Projected 2002-03 fiscal year General Fund - General Purpose total revenues and expenditures are $8.91 billion and $9.29 billion, respectively.

      BUDGET STABILIZATION FUND. In 1977, the Budget Stabilization Fund ("BSF") was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $579.8 million on September 30, 1997; $1.0 billion on September 30, 1998; $1.22 billion on September 30, 1999; $1.26 billion on September 30, 2000; and $994.2 million on September 30, 2001. The balance is net of a reserve for future education funding of $572.6 million on September 30, 1997.

      PROPERTY TAX AND SCHOOL FINANCE REFORM. Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment, approved by the voters in March 1994, increases the State sales and use tax from 4% to 6%; limits the ability of local school districts to levy taxes; and limits assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value. Companion legislation increased the cigarette tax from $0.25 to $0.75 per pack, imposed a State real estate transfer tax and a 6 mil State property tax, and cut the State's income tax rate from 4.6% to 4.4%. These new State revenues are included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

      STATE AND STATE-RELATED INDEBTEDNESS. The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

      Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

      Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

      There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

      The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2001, the outstanding principal amount of all State general obligation bonds was approximately $998.3 million. The State did not issue any long-term general obligation bonds during the 1996-97 or 1998-99. The State issued $250 million in general obligation bonds in fiscal year 1997-98 and $96.9 million in general obligation bonds in fiscal year 1999-00. The State also issued $183.3 million in general obligation refunding bonds, which refunded $189.1 million of prior bonds, in fiscal year 2000-01.

      The State issued $900 million in short-term general obligation notes in fiscal years 1996-97 and 1997-98. These notes were issued for cash flow purposes and were fully paid at maturity. The State did not issue any general obligation notes in fiscal years 1998-99, 1999-00 and 2000-01.

      In October 2001, the State issued $47.1 million in Multi-Modal General Obligation School Loan Bonds and $56.8 million in Clean Michigan Initiative Program Bonds. In April 2002, the State issued $50.6 million in Multi-Modal General Obligation School Loan Bonds.

      As of December 31, 2001, approximately $11.14 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State School Bond Loan Fund.

      Effective for qualified bonds issued on and after October 1, 1998, the State implemented strengthened program mechanics which require advance fund transfers by school districts and paying agent notification prior to qualified bond debt service payment dates These new procedures further ensure that qualified bond obligations are paid on a timely basis.

      The Department of Transportation, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority and Michigan State Housing Development Authority have outstanding as of September 30, 2001 $5.804 billion of various revenue and special obligation debt and have the authority to issue such debt in the future.

      EMPLOYMENT. The State's average unemployment rates for 1997, 1998, 1999, 2000 and 2001 were 4.2%, 3.9%, 3.8%, 3.6% and 5.3%, respectively. In 2001, total employment was 4.901 million, with manufacturing employment averaging 926,400. Employment in the durable goods manufacturing industries was 705,000, and nondurable goods employment was 221,400. The motor vehicle industry, which is an important component in the State's economy, employed 274,300 in the State in 2001.

      LITIGATION. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

      ON NOVEMBER 13, 2001, The Michigan Court of Appeals in JEFFERSON SMURFIT CORPORATION V. STATE OF MICHIGAN upheld the site-based capital acquisition deduction in Michigan's single business tax act. According to the Michigan Department of Treasury, the potential financial impact of this decision is uncertain. The taxpayer has filed to appeal the decision to the Michigan Supreme Court.

      On August 22, 1994, the Ingham Circuit and probate courts and others filed suits against the state of michigan and ingham county entitled 30TH JUDICIAL CIRCUIT, ET AL V GOVERNOR, ET AL, for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under the court funding statute. The case has been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10TH JUDICIAL CIRCUIT, ET AL V STATE MICHIGAN, ET AL. Plaintiffs assert that the amount in controversy exceeds $5 million. The case is currently pending final class certification.

      On November 15, 2000, more than 365 Michigan school districts and individuals filed two suits in the Michigan Court of Appeals. In amended complaints, the school district plaintiffs increased their number to 457 in the first suit, DURANT, ET AL. V. STATE, ET AL. ("Durant III"), and to 463 in the second suit, ADAIR, ET AL. V. STATE, ET AL. ("Adair"). On May 10, 2002, the Court of Appeals issued a decision in Durant III, holding that the school aid appropriation act does not violate the Michigan Constitution. On May 31, 2002, the Durant III plaintiffs filed a motion for rehearing in the Court of Appeals.

      Durant III has asserted that the school aid appropriation act, violates Michigan Constitution because it allegedly transfers per pupil revenue guaranteed to school districts for unrestricted school operating purposes, in order to satisfy the State's independent funding obligation to those school districts. Among their claims for relief, the plaintiffs in Durant III have sought a monetary remedy, including approximately $1.7 billion for the 1999-00 through 2002-03 school years for the State's alleged underfunding of special education programs and services and a declaratory judgment that the State, is violating the Michigan Constitution. They also seek attorneys fees and costs of litigation.

      Adair asserts that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Michigan Constitution. The Adair plaintiffs have requested declaratory relief, attorneys' fees and litigation costs, but do not seek a money judgment.

      On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their CLAIMS BY EITHER THE DOCTRINE OF RES JUDICATA or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Michigan Constitution. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002.

MINNESOTA SERIES

      ECONOMIC UPDATE. The State believes that final personal income tax revenue for tax year 2001 will be materially lower than was estimated in the February 2002 revenue forecast. Processing of timely final personal income tax payments and payments accompanying extension requests has largely been completed and such payments are $200 million less than projected. While refund return processing and payment will continue through at least mid-July, the State is now estimating that refund payments will exceed the amount forecast in February 2002 by $140 million.

            While the full impact of this reduction in tax year 2001 future revenues will not be determined until processing of timely returns is complete, much of this revenue reduction is expected to be ongoing. State economists attribute the reduction in final revenue to an even larger decline in capital gains realizations than the 31% decline included in the forecast and to a larger than anticipated reduction in bonuses and stock option income during tax year 2001. The State anticipates that when the lower than projected final individual income tax revenue for tax year 2001 currently estimated at $340 million is incorporated into the revenue forecast in November 2002, projected State revenues for the remainder of the Current Biennium and for the Next Biennium will be reduced.

      STATE AND STATE-RELATED INDEBTEDNESS. The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds which may be authorized for these and certain other purposes.

      The State Constitution requires the State Treasurer to maintain a State bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such State bonds through July 1 of the second ensuing year.

      STATE FINANCES. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

      June 30, 2001 Financial Statement Update. The State implemented the Governmental Accounting Standards Board ("GASB") Statement 33 in the fiscal year ended June 30, 2001. GASB 33 requires governments to record revenues, net of estimates refunds that extend beyond the availability period. In preparing the restatement of the 2001 Comprehensive Annual Financial Report (CAFR) to comply with the new reporting model contained in GASB, Statement 34, the Commissioner of Finance determined that $157 million in sales tax refunds associated with tax years prior to the fiscal year and settled subsequent close were not recognized as a liability in the 2001 CAFR. This liability should have been recorded as a result of implementing GASB Statement 33. These refunds relate mainly to reimbursements of sales tax on certain types of capital equipment, which are exempt from the sales tax. Corporations are required to pay the sales tax at the time of sale and request a reimbursement within three and one half years of the date of purchase, up to a maximum of twice per year.

      The Commissioner of Finance has researched the accounting treatment of this liability. This resulted in a restatement of the fiscal year 2001 CAFR. A note was added to the restated CAFR to clarify the changes between the CAFR issued and the restatement. The entire $157 million liability has been included in accounts payable, $5 million was reflected as a reduction to sales tax revenues, and $152 million was considered a change in accounting principle in the Accounting General Fund. These adjustments resulted in a decrease in Unreserved Fund Balance of the General Fund from $207 million to $50 million. This change does not have any effect on the budgetary basis.

      The State's biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law will remain in place and that current federal budget authority will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

      Non-dedicated revenues in the State are generated primarily from income taxes, sales and use taxes, statewide property taxes, corporate franchise taxes, insurance gross earnings taxes, motor vehicle sales taxes, liquor and tobacco products taxes, estate taxes, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, taconite and iron ore occupation taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income.

      At the end of June 2001, the State's net non-dedicated revenues for the Current Biennium (2001-2003) were projected to total $27.5 billion, which was based on a February 2001 revenue forecast adjusted for tax law changes. The November 2001 revenue forecast reduced projected revenues to total $25.4 billion, $2.1 billion (7.6%) below June 2001 estimates. Expected revenues were reduced by an additional $307 million in the February 2002 revenue and expenditure forecast. Since the close of the 2001 legislative session, expected net non-dedicated revenues in the Current Biennium have been reduced by a total of $2.4 billion or 8.8%.

      Successively lower projections for individual income tax receipts accounted for more than 53% of the decline in forecast revenues from June 2001 estimates. A weaker outlook for sales tax receipts accounted for an additional 30% of the decline, and further declines in net corporate tax collections for more than 21% of the decline. The forecasts for the motor vehicle sales tax and other taxes and receipts all increased by modest amounts from these estimates.

      The other major source of the decline in projected individual income tax revenues was a substantial decline in expected wage growth. The February 2001 forecast projected wage and salary incomes to grow at a 5.1% annual rate in calendar year 2001 and by 5.7% in calendar year 2002. State Department of Finance economists now believe that wage and salary growth, including performance pay items such as bonuses and stock options, grew by just 3.5% in calendar year 2001, based on the growth in State withholding receipts. For calendar year 2002, annual wage and salary growth of just 2.1% is projected. In both instances the slow growth rate is attributable to an apparently large decline in the amount of bonus paid and an even larger drop in the value of stock options exercised. Performance based compensation such as bonuses and stock options appears to have increased by more than 150% from levels observed in 1995. The decline in expected wage growth for tax years 2001 through 2003 reduced the individual income tax forecast by about $650 million.

      The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance for the Current Biennium was reduced by the State Legislature from $350 million to zero, and made available the $1.1 billion balance in the Tobacco Endowment Funds for cash flow purposes. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance was reduced by the State Legislature from $653 million to $319 million for the Current Biennium.

      For the fiscal years ended June 30, 1999, 2000 and 2001, net revenues received in the Accounting General Fund were $10.481 billion, $l1.956 billion and $12.245 billion, respectively, and total expenditures and net transfers were $11.094 billion, $12.056 billion and $12.872 billion, respectively. As of May 31, 2002, net revenues received since July 1, 2001 were approximately $11.254 billion and total expenditures and net transfers were approximately $11.765 billion.

      The Department of Finance prepared a forecast of Accounting General Fund revenues and expenditures for the Current Biennium in February 2002. Accounting General Fund resources were forecast to be $26.728 billion and Accounting General Fund expenditures were forecast to be $27.842 billion, resulting in a projected negative Unreserved Accounting General Fund balance of $1.114 billion. That balance included a Cash Flow Account of $350 million, a Budget Reserve Account of $653 million, Dedicated Reserves of $14 million and Tax Relief Account of $158 million, resulting in a projected Unrestricted Accounting General Fund balance of negative $2.289 billion.

      Based upon the February 2002 forecast the Governor submitted supplemental budget recommendations to the Legislature for the Current Biennium. The February 2002 Governor's recommendation supplemented his January 2002 recommendations and eliminated the additional forecasted $333 million deficit. The Governor recommended changes totaling $335 million. First, the Governor recommended that the Tax Relief Account balance be eliminated effective June 30, 2002 and that the $158 million balance in the account be transferred to the Accounting General Fund. This changed the Governor's original recommendation that this amount be transferred to the Budget Reserve Account on July 1, 2003. The Governor also withdrew his recommendation to change payment of a portion of the local government aid payments from July to March. This recommendation had the effect of reducing recommended Fiscal Year 2003 spending by $173 million.

      During the 2002 legislative session that ended on May 20, 2002, the Legislature enacted revenue measures and expenditures to balance the budget for the Current Biennium. The legislature passed two budget bills for the purpose of balancing the Accounting General Fund for the Current Biennium. The first budget bill was passed on February 21, 2002. This legislation made revenue and expenditure changes to address the $1.953 billion projected shortfall from the November 2002 forecast. The second budget bill was passed May 14, 2002 adopted additional revenue and expenditure changes to eliminate the additional shortfall projected in the February 2002 forecast.

      The legislation balanced projected revenues and expenditures for the Current Biennium by $223 million in spending cuts; $856 million in transfers from Accounting General Fund reserves; $605 million in transfers from other funds; cancellation of one-time projects and authorized bonds to finance previously authorized cash capital projects; and $509 million in changes to selective payment and collection schedules.

      The 2002 legislative sessions produced no significant tax law changes. Minor revisions were made to incorporate conformity with several federal tax law changes. Accounting General Fund resources were increased by a total $507 million, attributable primarily to one-time transfers that were authorized from other state funds. A transfer of $250 million from excess balances in the Workers Compensation Fund will occur July 1, 2002. A $134 million surplus in the Assigned Risk Plan will also be transferred to the Accounting General Fund. Both of these funds reported policy surpluses in excess of these amounts.

      IN 1992 THE LEGISLATURE ESTABLISHED THE MINNESOTACARE(R) program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the Accounting General Fund. A separate fund, called the Health Care Access Fund, has been established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs. For calendar years 2002 and 2003, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The provider tax will continue at 1.5%, and the gross premium tax will remain at 0% until calendar year 2004.

      State statutes establish a school district credit enhancement program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner of Children, Families and Learning that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued.

      The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning. As of June 18, 2002, there were approximately $344 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

      School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. As of June 18, 2002, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2031, is approximately $8.8 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

      TOBACCO SETTLEMENT. On May 8, 1998, the State entered into a settlement of a lawsuit which it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to pay to the State an amount of $6.1 billion over a period of 25 years. This settlement will produce additional annual calendar year revenue to the State ranging from a low of approximately $204 million to a high of approximately $418 million.

      SELECTED ECONOMIC AND DEMOGRAPHIC FACTORS. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 2001 at a highly aggregative level of detail, the structure of Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

      Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 2001 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 28.2% of the State's durable goods employment was concentrated in 2001, as compared to 18.9% for the United States as a whole. The emphasis is partly explained by the location in the State of Unisys, IBM, Seagate Technology and other computer equipment manufacturers which are included in the industrial machinery classification. Concentration in the instruments and miscellaneous category is partly explained by the presence in the State of Medtronic and other manufacturers of cardiac pacemakers.

      The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2001, 30.1% of the State's non-durable goods employment was concentrated in food and kindred industries and 16.5% in paper and allied industries. This compares to 23.9% and 9.0%, respectively, for comparable sectors in the national economy. Both of these industries rely heavily on renewable resources in Minnesota. Over half of the State's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in the State than in the U.S.

      Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17,300 in 1979 to 6,000 in 2001. It is not expected that mining employment will soon return to 1979 levels. However, State retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

      State resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990 or at an average annual compound rate of 0.7%. In comparison, U.S. population grew at an annual compound rate of 0.9% during this period. Between 1990 and 2000, the State's population grew at an annual compound rate of 1.2% as compared to 1.2% for the U.S. State population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8% through 2015.

      Another measure of the vitality of the State's economy is its unemployment rate. During 2000 and 2001, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.3% in 2000, as compared to the national average of 4.0%. In 2001, the State's unemployment rate averaged 3.7%, as compared to the national average of 4.8%.

      In spite of a strong manufacturing sector, during the 1980 to 1990 period total employment in the State increased 17.9% as compared to 20.1% nationally. Most of the State's relatively slower growth is associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. State non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1996, non-farm employment growth in the State exceeded national growth. Since then, State and U.S. employment have expanded at about the same rate. Employment data indicate the recession which began in July 1990 was less severe in the State than in the national economy and that the State's recovery was more rapid than the nation's. Between 1990 and 2001, the State's non-farm employment grew 25.6% compared to 20.9% nationwide. There are some preliminary indications that the recession which began in March 2001 has been slightly more severe in the State than in the national economy.

      Since 1980, State per capita personal income has usually been within nine percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 2001, Minnesota per capita personal income was 108.3% of its U.S. counterpart.

      Litigation. While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues during the Current Biennium.

      TORT CLAIM. The Tort Claims appropriation for the fiscal year ending June 30, 2003 are $671,000.

      AMOCO, ET AL., V. COMMISSIONER OF REVENUE. Both the Commissioner and Amoco have appealed lower court rulings to the Minnesota Supreme Court relating to the State's corporate franchise tax. The amount in controversy is approximately $30 million. Rulings adverse to the State, however, would result in substantial additional liabilities as to these and other taxpayers. A decision by the Minnesota Supreme Court can be expected in early 2003.

      AT&T CORP. V. COMMISSIONER OF REVENUE. The taxpayer appeals, as a representative of Qwest Corp., from the denial of sales and use tax refund claims for the periods January 1990 through January 1996 on two theories. The first claim, in the approximate amount of $10 million, alleges that Qwest purchased equipment which qualifies under the capital equipment exemption. The taxpayer also asserts that the application to Qwest of the subsequent law violates due process. The second claim, in the approximate amount of $2 million, is based on the theory that certain equipment sold by the taxpayer to Qwest was not sold within Minnesota and was not stored or used in Minnesota under the temporary storage definition under Minnesota law. The total of two claims is approximately $12 million. Trial will likely occur late in 2002 or in 2003.

      AUTOMATIC MERCHANDISING COUNCIL, ET AL., V. COMMISSIONER OF REVENUE, ET AL., Ramsey County District Court. Plaintiffs, a membership organization comprised of suppliers and operators of vending machines and an operator of vending machines, seek a declaratory judgment that, imposition of the tax on sales of food through vending machines is unconstitutional under the Federal Equal Protection Clause and the Uniformity Clause of the State Constitution. A determination in the Plaintiffs' favor would result in a potential tax refund liability well in excess of $10 million when applied as precedent to Plaintiffs' subsequent tax periods, as well as to the potential refund claims of other vending companies. Plaintiff has made a motion for summary judgment.

      U.S. WEST COMMUNICATIONS, INC. V. COMMISSIONER OF REVENUE QWEST CORPORATION, F/K/A U.S. WEST COMMUNICATIONS, INC. V. COMMISSIONER OF REVENUE.
 On March 7, 2002, the Minnesota Supreme Court affirmed the Tax Court's decision, without opinion, upon an evenly divided court. On April 15, 2002, the Minnesota Supreme Court denied Qwest's petition for rehearing. While this decision concludes the litigation with respect to Qwest's refund claims, because it is not binding as precedent, other telecommunications companies are expected to go forward and litigate their claims. The remaining claims, in excess of $10 million, will be heard by the Tax Court later in 2003.

      DANNY'S TRANNY'S, INC., AND ALL OTHER SIMILARLY SITUATED V. STATE OF MINNESOTA ET AL. On May 6, 2002 the District Court granted final approval to a class action settlement pursuant to which the State paid $25.1 million into a settlement account for distribution to class members. The deadline for filing claims is June 2002.

      GREAT LAKES GAS TRANSMISSION, LPP V. COMMISSIONER OF REVENUE. The Minnesota Supreme Court affirmed the Minnesota Tax Court's decision. Refunds of approximately $17 million were paid in February and March of 2002.

NORTH CAROLINA SERIES

ECONOMIC CHARACTERISTICS

      The economic profile of North Carolina consists of a combination of services, trade, manufacturing, agriculture, and tourism. Nonagricultural wage and salary employment accounted for approximately 3,946,900 jobs in 2000. The largest single segment of jobs was approximately 1,033,700 in the service sector. Based on November 2001 data from the United States Bureau of Labor Statistics, the State ranked tenth nationally in non-agricultural employment and eighth nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and the goods and services producing sector of the economy has grown over the past several decades, per capital income has also significantly increased. During the period from 1990 to 2000, per capita income in the State grew from $17,367 to $26,842, an increase of 55%, according to the United States Department of Commerce, Bureau of Economic Analysis. During the same period, the labor force grew from 3,468,300 to 3,958,400, an increase of 14% according to the North Carolina Employment Security Commission.

      Charlotte, North Carolina is the second largest financial center in the United States, serving as headquarters for financial institutions with assets of approximately $966 billion. The State's continued growth as a leading financial center in the Southeast is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank in Mecklenburg County. Bank of America Corporation and Wachovia Corporation, both headquartered in Charlotte, are two of the nation's five largest bank holding companies. As of September 30, 2001, Bank of America Corporation and Wachovia Corporation were ranked third and fourth in the nation, respectively, in terms of total assets.

      North Carolina's economy has historically enjoyed a strong manufacturing base. Manufacturing firms employ approximately 19% of the total non-agricultural workforce. North Carolina was ranked eighth nationally in 2000 for manufacturing employment. The annual value of the State's manufacturing shipments totaled $175.1 billion in 2000, ranking the State eighth in the nation. In 2000, the State led the nation in the production of textiles and tobacco products, was second in the nation in furniture and fixture productions and was among the largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment. The 2000 annual statistics showed $17.9 billion in exports, thirteenth among the states in export trade. More than 800 international firms have established a presence in the State.

      The State's manufacturing sector has been impacted by the recent slowing national economy. While North Carolina has enjoyed unemployment rates that are typically less than the national average over the last ten years, the North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate for December 2001 to be 6.5%, as compared with an unemployment rate of 5.8% nationwide.

      Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 2000 reached over $7.4 billion, placing the State seventh in the nation in gross agricultural income. In 2000, North Carolina ranked third in the nation in net farm income. In 2000, North Carolina's agricultural industry, including food, fiber and forest, contributed over $48 billion to the State's economy, accounted for over 22% of the State's income and employed approximately 21% of the State's work force.

      Travel and tourism is increasingly important to the State's economy. Travel and tourism's $12.6 billion economic impact in 2000 represents a 6.5% increase over 1999. The North Carolina travel and tourism industry directly supports 204,100 jobs, representing approximately 5.2% of total non-agricultural employment.

      TOBACCO SETTLEMENT. On November 23, 1998, the Attorneys General of 46 states and the major tobacco companies signed a settlement agreement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation, to comply with the Consent Decree, to help communities in North Carolina hurt by the decline of tobacco. The foundation will receive 50% of the settlement. A trust fund for tobacco farmers and allotment holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement. As of June 30, 2001 the State has received a total of $140,272,000 in settlement payments.

      North Carolina is also one of 14 states that have entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period which began in 1999.

REVENUE STRUCTURE

      North Carolina's three major operating funds that receive revenues and from which monies are expended are: the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

      GENERAL FUND--TAX REVENUE. INDIVIDUAL INCOME TAX--State income tax due is computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75%, and 8.25%. The 8.25% rate terminates after December 31, 2003. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

      CORPORATION INCOME TAX--A tax is levied at the rate of 6.90% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the federal taxable net income of corporations, such as taxes on income and excess profits and interest on obligations of the United States. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

      SALES AND USE TAX--A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. A sunset provision will reduce this rate to 4% on July, 2003. Principal items exempt from the tax include raw materials, containers, shipping materials, fertilizer and seed sold to farmers, feed, certain farm products and prescription medicines. Food purchased for home consumption, with a few narrowly-defined exceptions, is exempt from sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. The State legislature has approved an annual sales and use tax holiday on the first Friday, Saturday, and Sunday in August of each year. During this period, sales and use taxes will not be charged on clothing, clothing accessories, footwear, school supplies (of $100 or less per item) and computers, printers, printer supplies, and educational software (of $3,500 or less per item).

      HIGHWAY USE TAX ON MOTOR VEHICLE RENTALS--Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for Class A and B commercial vehicles, with no maximum for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

      CORPORATION FRANCHISE TAX--A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State.

      PIPED NATURAL GAS EXCISE TAX--An excise tax is levied on piped natural gas and the tax rate is a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7(cent) and declines to 0.3(cenT) Per therm. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdiction during the previous calendar quarter.

      ALCOHOLIC BEVERAGE TAX--Liquor is sold in stores owned and operated by local ABC Boards where such stores are permitted by local governments. A tax at the rate of 25% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution of a percentage of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters is levied on liquor purchased by restaurants and clubs for resale as mixed beverages; $9 of the additional tax remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the Department of Health and Human Services for alcohol or substance abuse rehabilitation.

      INSURANCE TAX--A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 2.50% for workers' compensation; (b) .50% for hospital, medical and dental service corporations; (c) 1.9% for all other policies; (d) an additional 1.33% for fire and lightning coverage; and (e) an additional .5% for fire and lightning coverage within a fire district. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. The rate for the regulatory charge, which is set annually, is currently set at 6.5% of the gross premiums tax liability.

      ESTATE TAX--The estate tax is a transfer tax on the estates of resident decedents and nonresident decedents owning real or tangible personal property or intangible personal property with tax situs in North Carolina, and that are subject to the federal estate tax. The tax is equal to the credit for state death taxes allowed on the federal estate tax return. Provisions are included for prorating the federal credit for state death taxes among the North Carolina and other states in which property owned by the decedent was located.

      TOBACCO PRODUCTS TAX--A 5(cent) tax is levied on each package of 20 cigarettes. Tobacco products other than cigarettes are subject to a tax of 2% of the wholesale price.

      OTHER TAXES--Other taxes levied for support of the General Fund include a gift tax, freight car tax, and various privilege taxes.

      The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. Various fees and other charges and receipts are also classified as "other non-tax revenue."

      HIGHWAY FUND AND HIGHWAY TRUST FUND. The State has approximately $70 billion invested in its 78,245-mile highway system. This investment includes the value of the roadways, right-of-way, structures, signs, markings, traffic signals and ferry operations. The maintenance and upkeep of the highway system absorbs a major portion of the State Highway Fund.

      Legislation creating North Carolina Highway Trust Fund was passed by the General Assembly in 1989. The legislation provides that revenues of the Highway Trust Fund will be generated by a 3% highway use tax on the retail value of motor vehicles purchased or titled in North Carolina, 25% of all motor fuel tax revenues, increases in fees charged for the issuance of certificates of title, other fee increases, and all interest and income earned by the Highway Trust Fund. From the proceeds of the highway use tax, $170 million was transferred to the General Fund in each fiscal year 1992 through 2001. Moneys in the Highway Trust Fund are being used to construct a network of major multi-lane arterial highways to provide a high level of travel service throughout the State and to connect major population centers inside and outside the State. In addition, the Highway Trust Fund is being used to construct urban loops for seven major cities within the State and to pave 10,000 miles of unpaved secondary roads carrying 50 or more vehicles per day by 2010, and to pave all other unpaved secondary roads by 2016. A portion of the Highway Trust Fund is also being used to supplement the Powell Bill Program, which provides funds to municipalities for the maintenance of their streets.

STATE BUDGET

      The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

      The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina statutes provide that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission. The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

      2000-2001 GENERAL FUND BUDGET COMMENTARY. Early in the 2000-2001 fiscal year, the State anticipated a substantial General Fund budget shortfall. This shortfall was attributed to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 fiscal year, payment that had been deferred from fiscal year 1999-2000. Second, the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangible tax previously levied by the State. Third, the State's share of the federal Medicaid program generated expenditures approximately $108 million greater than the budgeted appropriation. Finally, due to a general slow down of the national economy, it was forecasted that actual general revenue realizations would be approximately $700 million less than the budgeted amount.

      2001-2002 GENERAL FUND BUDGET COMMENTARY. The State is currently projecting an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 in the range of $875 million to $1.1 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

      In January 2002 the State's rate of unemployment was 6.4% as compared to 5.5% in June 2001. It is currently estimated that the State's unemployment rate may rise throughout the remainder of fiscal year 2001-2002, peaking at around 6.5%.

      In response to the projected budgetary shortfall, on February 5, 2002 the Governor invoked his constitutional authority to insure that the State will meet its constitutional requirement of a balanced budget by issuing an executive order which identifies $1.321.8 billion of resources available if needed to balance the budget.

      2002-2003 GENERAL FUND BUDGET. The State is currently projecting a substantial shortfall in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. On account of a number of uncertainties involved in predicting the State's revenues and expenses for the remainder of this fiscal year and in the next fiscal year, the State is not able at this time to predict the magnitude of the 2002-2003 fiscal year shortfall with accuracy. The State believes, however, that the shortfall will be at least as great as the shortfall in the current fiscal year. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced. In response to this projected shortfall, key leaders of the North Carolina General Assembly have begun meetings prior to the next Session of the General Assembly to discuss the 2002-2003 budget and the projected shortfall.

STATE INDEBTEDNESS.

      The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

      The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

      There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

      On April 12, 2001, the State issued $9,905,000 Butner Water and Sewer System Revenue Bonds, Series 2001 (the "Bonds") for the purpose of financing the construction and equipping of improvements to the water and sanitary sewer facilities owned and operated by the State and serving the Community of Butner and the Camp Butner federal reservation, an unincorporated geographic area administered by the State through the Secretary of the North Carolina Department of Health and Human Services. The revenue bonds are special obligations of the State and are secured solely by a pledge of the net receipts of the water and sewer system. Neither the faith and credit nor the taxing power of the State or any political subdivision thereof is pledged for the payment of principal of or interest on the revenue bonds.

      Following the issuance of the Bonds, the State will have $3,765,000,000 of authorized but unissued general obligation bonds. The State anticipates that all or a large portion of these bonds will be issued from time to time over the next several years. The timing and size of such issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the proceeds of such bonds, the State's financial condition at the time bonds are proposed to be issued and market conditions.

LITIGATION

      The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

      HOKE COUNTY, ET AL. V. STATE OF NORTH CAROLINA (FORMERLY, LEANDRO, ET AL.
V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION). On May 25, 1994, plaintiffs filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education.

      The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered section four of its judgment. In section four, the trial court held that there are at-risk students who are not being provided with the equal opportunity to obtain a sound basic education and that the State, as opposed to the local boards of education, is responsible for correcting that deficiency in the State's system of education. The trial court direct the State to take whatever action was necessary to assure that every class was taught by a competent teacher, that every school was led by a competent principal and that every school has the resources to support an effective instruction program so that every child will have the opportunity to obtain a sound basic education. The court did not order any more specific relief or direct the State to expend additional resources on the schools. However, the court held that if additional resources were necessary to provide students with effective teachers, principals and programs, then the State was obligated to find those resources.

      N.C. SCHOOL BOARDS ASSOCIATION, ET AL. V. RICHARD H. MOORE, STATE TREASURER, ET AL. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. The court ruled in favor of the plaintiffs on December 14, 2001. In the order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the court directed the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

      The trial court also declared "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school systems for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurs for use in the board(s) discretion. The court stayed the operation and enforcement of the order pending appeal.

      For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on this matter.

      SOUTHEAST COMPACT COMMISSION. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. The State expects the Compact to continue this litigation in another forum. The North Carolina Attorney General's Office believes that sound legal arguments supports the State's position on this matter.

OHIO SERIES

      Economic activity in Ohio, as in other industrially-developed states, tends to be slightly more cyclical than in some other states and in the nation as a whole. The general revenue fund (the "GRF") biennial fund balance is reduced during less favorable national economic periods and then increases during more favorable economic periods.

      Although manufacturing in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. The non-manufacturing sector employs approximately 81% of all non-agricultural payroll workers in Ohio.

      Payroll employment in Ohio, in a diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. In 1999 Ohio's gross state product totaled $362 billion, ranking it seventh among all states.

      FISCAL MATTERS. Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The State Constitution requires the General Assembly to "provide for raising revenue, sufficient to defray the expenses of the [S]tate, for each year, and also a sufficient sum to pay the principal and interest as they become due on the [S]tate debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

      Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2001 with a GRF fund balance of $219,413,500. The State also maintains a "rainy day" fund, the Budget Stabilization Fund (the "BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the surplus, if any, in each fiscal year. The BSF has a current balance of $1,002,595,000 which is equal to 4.70% of fiscal year 2001 GRF revenues.

      If the Governor ascertains that available revenue receipts and balances for the GRF and other funds for the then current fiscal year will in all probability be less than the appropriations for that fiscal year, he issues orders to State agencies that will prevent their expenditures and incurred revenues from exceeding revenue receipts and balances. The Governor has implemented this directive in some prior fiscal years and has implemented it in the current 2002 fiscal year. In fiscal year 2001, the Governor and the General Assembly directed reductions and fund transfers needed to ensure a positive GRF ending fund balance.

      RECENT BIENNIUM. The State's financial situation varied substantially in the recently ended 2000-01 biennium. The biennium began with the passage in June 1999 of appropriations acts for the current 2000-01 biennium (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. The State ended fiscal year 2000, the first fiscal year of the biennium, with a GRF cash balance of $1,506,211,000 and fund balance of $855,845,000. A transfer of $49,200,000 from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

      The Governor announced in late March 2001 the Office of Budget and Management's (the "OBM") new preliminary lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF cash balance of $817, 069,000 and fund balance of $219,414,000, making that transfer unnecessary.

      CURRENT BIENNIUM. The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001 and promptly signed (after selective vetoes) by the Governor. The act provided for total GRF biennial expenditures of approximately $45.1 billion. The following are examples of GRF major program biennial funding increases over those for the prior biennium as reflected in that act: primary and secondary education, 17%; higher education, 2.4%; Medicaid, 29%; adult and juvenile corrections, 6.2%; and mental health and mental retardation, 2.8%.

      The Ohio economy continues to be negatively affected by the national economic downturn and recent national and international events. In October 2001, OBM lowered its GRF revenue estimates for the current fiscal biennium. OBM projected a GRF budget shortfall for the current fiscal year of $709,000,000 and of $763,000,000 for the next fiscal year. The announced budget did not include additional expenditures (estimated by OBM to be as much as $1.24 billion a year) pursuant to the continuing pendency of the Ohio school funding litigation. See "Litigation" section below.

      As a first step to achieving a positive GRF ending fund balance for the current fiscal year based on the OBM estimates, the Governor ordered reduced appropriations spending by most State agencies in October 2001. The announced spending reductions would reduce the then current fiscal year shortfall by an estimated $224,000,000, at an annual rate of 6% for most State agencies.

      Following extensive consideration by the Governor and General Assembly, legislation was enacted in December 2001 making budget adjustments for the current year and next fiscal year. The adjustments, together with additional cutbacks, were intended to ensure positive GRF ending fund balances for the current biennium and for each of its two fiscal years.

      Based on economic conditions continuing to date, among other factors, OBM is currently projecting a GRF budget shortfall, higher than prior revised estimates, of approximately $500,000,000 in fiscal year 2002 (based on maintaining an ending GRF balance of $150,000,000) and $750,000,000 in fiscal year 2003. Through March 2002, receipts from personal income tax were below OBM's revised estimates for fiscal year 2002 by approximately $268,000,000, and corporate franchise tax collections were below the revised estimates by about $165,000,000.

      CASH FLOWS. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

      The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

      The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months in fiscal year 1992 to four months in fiscal years 1995, 1997, and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were $497,677,000 in 1999, $827,127,000 in 2000, and $1,152,152,000 in 2001. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

      STATE DEBT. The Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount of $750,000, and to repel invasion, suppress insurrection or defend the State in war.

      From 1921 to present, Ohio voters have authorized the incurrence of State debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans' bonuses and one for coal technology research and development. The only such tax-supported debt currently authorized to be incurred are highway, local infrastructure, coal development, natural resources, higher education, common schools and conservation.

      A 1999 constitutional amendment provides a new annual debt service "cap" for future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority (the "OBA") and the State Treasurer, and previously by the Ohio Public Facilities Commission (the "OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

      The State and State agencies have issued revenue bonds that are payable from net revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

      In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State (and previously by the OPFC). OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; juvenile detention facilities for the Department of Youth Services and other governmental entities; Ohio Department of Transportation ("ODOT") buildings; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; Ohio Arts and Sports Facilities Commission and Department of Public Safety facilities; and school district computer technology and security facilities. The Treasurer (replacing OPFC for the purpose) will issue obligations for mental health and parks and recreation purposes, and has issued obligations for certain elementary and secondary school facilities under lease with the Ohio School Facilities Commission.

      In recent years, State agencies also have participated in office and non-highway transportation projects that have some local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation are issued that represent fractionalized interests in or are payable from the State's anticipated payments. OBM estimates the highest future fiscal year payments under those agreements, which are primarily made from GRF appropriations, under those agreements to be $4,603,524.

      In addition, to assist in financing selected highway infrastructure projects, the State has used financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. OBM estimates the highest future fiscal year payments under those current arrangements to be $40,718,338. In the event of any insufficiency in those anticipated Federal allocations, the ODOT director is obligated to request a discretionary General Assembly appropriation from other sources.

      Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly, with the lease terms as to the State being two years, subject to renewal if appropriations are made. The number and amount of obligations under such agreements have varied and continue to vary. Generally, the OBM Director's approval of such agreements is required, particularly if there are to be publicly offered obligations representing fractionalized interests in or payable from the State's anticipated payments.

      A statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of State bonds and loan guarantees secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue of $168.74 million ($144.76 million outstanding) of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $101.98 million of taxable forward purchase refunding bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future fiscal year debt service on the outstanding bonds of those issues, which are payable through 2021, is approximately $16.17 million in 2008.

      Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Until recently, under constitutional limitations most of that borrowing has been by lease-rental supported obligations.

      The capital appropriations and capital reappropriations acts for the 2001-02 biennium authorized additional borrowings for the various categories, including over $1.2 billion in general obligations for education purposes.

      STATE EMPLOYEES AND RETIREMENT SYSTEMS. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Fire Pension Fund ("PFPF") covers local safety forces.

      As the most recent year reported by the particular system, the unfunded actuarial accrued liabilities of STRS and SERS as of June 30, 2001 were $5.2 billion and $61 million, respectively, and the unfunded accrued liabilities of PERS, PFPF and HPRS as of December 31, 2000 were a negative $497 million (overfunded), $1 billion and $37.4 million, respectively.

      STATE MUNICIPALITIES. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

      A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

      There are currently nine municipalities in fiscal emergency status and three in fiscal watch status.

      The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

      LITIGATION. The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

      Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In a September 2001 opinion, a majority of the Ohio Supreme Court concluded that the system of school funding, as it had been developed and modified since 1991, met constitutional requirements assuming the full implementation of two Court ordered modifications (both of which would require action by the General Assembly). The Court granted the State's motion for reconsideration and clarification of one of the modifications and its retroactive application. The Court's referral to a master commissioner of the issues raised in that motion did not produce a resolution. Upon that commissioner's final report of March 2001, the matter returned to the Court's active docket for resolution. It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

      Litigation pending in the Ohio Court of Claims contests the Ohio Department of Job and Family Services ("OJFS"), formerly the Department of Human Services, former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. OJFS promulgated new eligibility rules effective January 1, 1996. OJFS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals rules in favor of OJFS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and has ordered notice be sent to members of the class.

      The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through fiscal year 2012, and a partial allocation has been made through fiscal year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them.) As currently allocated, none of the moneys are to be applied to existing operations programs of the State. Under current allocations, the main portion of the moneys will go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas of the State.

PENNSYLVANIA SERIES

GENERAL

      Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

      In 2001, the population of Pennsylvania was 12.28 million. Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2001 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

      The Commonwealth's workforce is estimated at 5.7 million people. Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United States. As of March 2002, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.6%.

      Personal income in the Commonwealth for 2001 was $376.2 billion, an increase of 3.7% over the previous year. During the same period, national personal income increased at a rate of 3.2%.

FINANCIAL ACCOUNTING

      The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles and, except the revenues from one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, State Lottery and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

      The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly.

      The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by tobacco product manufacturers participating in the MSA. As of June 30, 2001, the Commonwealth had received approximately $809 million in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

      The Tax Stabilization Reserve Fund is a special revenue fund established in 1986 that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.

      The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

      Financial information for the principal operating funds is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

RECENT DEVELOPMENTS

      The current national recession was unanticipated in the revenue and expenditure projections incorporated in the enacted budget for fiscal year 2002. Consequently, actual Commonwealth revenues through April 2002 are $773.1 million, or 4.4%, below estimate. In February 2002, based on available economic forecasts and then-current revenue trends, fiscal year 2002 revenues were anticipated to be $678 million below budget estimates by the end of the 2001-02 fiscal year. The Commonwealth has not officially revised its fiscal year 2002 estimate of General Fund revenues in response to recent actual receipts; however, on May 7, 2002, the Budget Secretary announced that fiscal year revenues may be $1.2 billion below estimate.

      On February 5, 2002, the Governor submitted to the General Assembly his proposed fiscal year 2003 budget. An expectation of lower than anticipated General Fund revenues for fiscal year 2002 likely will reduce expected fiscal year 2003 revenues.

      The federal Job Creation and Worker Assistance Act permit businesses to deduct a special "bonus" depreciation amount from federal taxable income for qualifying capital investments. Commonwealth corporate net income tax law uses federal taxable income as a base for the calculation of taxable income for the Commonwealth tax. Reduction of federal taxable income due to the increased depreciation is anticipated to cause Pennsylvania corporate net income tax receipts to decline by $155 million in fiscal year 2002 and by $195 million in fiscal year 2003. The Commonwealth has proposed to disallow, for Pennsylvania corporate net income tax purposes, the bonus depreciation as a deduction from taxable income, thus preserving Pennsylvania corporate net income tax revenue in fiscal years 2002 through 2005.

REVENUES AND EXPENDITURES

      The Constitution provides that operating budget appropriations may not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

      During fiscal year 2001 assets in the Commonwealth's governmental fund types rose to $11.5 billion, an increase of 1.5%. Liabilities for the governmental fund types during fiscal year 2001 increased by 6.0% to $4.9 billion. A larger gain in liabilities than in assets during fiscal year 2001 for governmental fund types produced a $116.3 million decline in equity and other credits at June 30, 2001. Equity and other credits at the end of fiscal year 2001 totaled $6.5 billion. The five-year period ended with fiscal year 2001 generally was a time of economic growth with modest rates of growth at the beginning of the period with larger increases during the most recent fiscal years until the beginning of a recession late in fiscal year 2001. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped amounts categorized as total revenues and other sources rise at an average annual rate of 5.1% during the five-year period. Tax revenues, the largest revenue source, increased at an average annual rate of 4.0% during the five-year period. License and fee revenues rose at a 9.7% average annual rate, largely because of various motor vehicle fee increases effective beginning in fiscal year 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 14.7% during the five-year period. Expenditure and other uses during the fiscal year 1997 through fiscal year 2001 period rose at a 5.7% average annual rate, led by a 26.8% average annual increase for capital outlay and 25.5% average annual increase for economic development and assistance costs. Capital outlay costs reflect increased spending on community and economic development projects through the capital budget while expansion of business financing tools and increased funds for community revitalization projects are responsible for the increased economic development and assistance costs. Public health and welfare programs, the largest single category of expenditures, have experienced a 5.9% average annual increase for expenditures, slightly above the average for total expenditures.

      Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the 6% sales tax (35.1% of General Fund revenues in fiscal year 2001), the 28% personal income tax (36.7% of General Fund revenues in fiscal year 2001), the 9.99% corporate net income tax (7.8% of General Fund revenues in fiscal year
2001) and capital stock and franchise taxes (5.1% of General Fund revenues in fiscal year 2001), which in the aggregate produce over 86% of General Fund tax revenues.

      Pennsylvania's major expenditures include funding for education (over $8.75 billion budgeted for fiscal year 2002, an increase of 3.9% over fiscal year 2001) and public health and human services ($18.6 billion for budgeted fiscal year 2002, an increase of 18.8% over fiscal 2001).

GENERAL FUND

      FINANCIAL RESULTS FOR RECENT FISCAL YEARS (GAAP BASIS) During the five-year period from fiscal year 1997 through fiscal year 2001, revenues and other sources increased by an average 5.3% annually. Tax revenues during this same period increased by an annual average of 4.0%. The largest growth rate during the five-year period was for the other revenues category. Those revenues increased at an average annual rate of 16.7%. Increases in charges for sales and services and in investment income constitute the largest portion of other revenues and are the principal reason for this rate of growth. Expenditures and other uses during the fiscal year 1997 through year 2001 period rose at an average annual rate of 5.7%. Program costs for capital outlay and for economic development and assistance activities recorded the largest percentage increases during the period. Public health and welfare program costs, the largest program of expenditures, increased at a 5.9% average annual rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

      The fund balance at June 30, 2001 totaled $4.5 billion, an increase of $221.4 million over the $4.3 billion balance at June 30, 2000. The fiscal year 2001 year-end unreserved-undesignated balance of $1.5 billion is $175.3 million below the amount recorded for fiscal year 2000.

      FISCAL 2000 FINANCIAL RESULTS (GAAP BASIS). During the 2000 fiscal year, assets increased $1.7 billion, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1.4 billion increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal year 2000 was $4.3 billion, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1.1 billion June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

      Revenues from taxes and other sources during fiscal year 2000 increased 5.9% over the fiscal year 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. Expenditures in the largest expenditure category, public health and welfare, increased by $1.05 billion representing a 7.2% increase.

      FISCAL 2000 FINANCIAL RESULTS (BUDGETARY BASIS). At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the 1999 fiscal year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20.3 billion, an increase of 5.4% ($1.0 billion) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal year 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal year 2000 reserves. Commonwealth revenues for the 2000 fiscal year totaled $20.26 billion, an increase of 5.4% over the prior fiscal year. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

      Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal year 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included: (i) reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million);
(iv) restructure the public utility realty tax ($54.6 million); and (v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

      Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19.2 billion, representing a 5.7% ($1.0 billion) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

      FISCAL 2001 FINANCIAL RESULTS (GAAP BASIS). For fiscal year 2001 assets increased $454.2 million, a 5.9% increase over fiscal year 2000 to $8.2 billion, primarily due to higher amount of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3.7 billion. The increase of assets over liabilities for fiscal year 2000 caused the fund balance to increase by $221.3 million to $4.5 billion as of June 30, 2001. The unreserved-undesignated fund balance as of June 30, 2001 was $1.5 billion, a $175.3 million reduction from the prior fiscal year.

      Revenues and other sources for fiscal year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residential equity transfers to produce a $221.3 million increase in the fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year.

      FISCAL 2001 FINANCIAL RESULTS (BUDGETARY BASIS). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19.97 billion against Commonwealth revenues, net of tax refund and rebate reserves, of $19.7 billion. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

      Commonwealth revenues (prior to reserves for tax refunds) totaled $20.6 billion, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal year 2000 receipts, in part due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0% for the fiscal year led by a 6.5% gain in withholding receipts. Miscellaneous revenues increased 6.8% over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, declined by 13.8% for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

      Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7% over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

      Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9% over fiscal year 2000 appropriations. Major program areas receiving funding increases above the 2.9% average include basic education, higher education, and medical assistance.

      The fiscal year 2001 budget continued the Governor's emphasis of tax cuts targeted to making the Commonwealth competitive for attracting new employment opportunities and retaining existing jobs. Tax cuts for fiscal year 2001 totaled an estimated $444.6 million in the General Fund. The major components of the tax reductions and their estimated fiscal year 2001 General Fund cost are: (i) initiate a phase-out of the capital stock and franchise tax by a two mill reduction in the tax rate for the capital stock and franchise taxes to 8.99 mills ($270.5 million); (ii) reduce the inheritance tax rate for certain decedents ($78.0 million); (iii) eliminate the current $200 minimum annual capital stock and franchise tax payment ($29.5 million); and (iv) expand the income limit to qualify for personal income tax forgiveness by $1,000 to $7,500 per dependent ($16.2 million). Most major changes were effective on January 1, 2000.

      FISCAL 2002 BUDGET (BUDGETARY BASIS). The enacted fiscal year 2002 budget provided for $20.7 billion of appropriations from Commonwealth revenues, an increase of 3.5% over appropriations for fiscal year 2001. Commonwealth revenues are budgeted to total $20.4 billion (after providing for enacted tax cuts), an increase of 3.4% over fiscal year 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance. The amount of the anticipated balance draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

      The fiscal year 2002 estimate for Commonwealth revenues was prepared in June 2001 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 2.8% rate from the second quarter of 2001 to the second quarter of 2002. The forecast anticipated more rapid national economic growth compared to the rate of growth that occurred during fiscal 2001. The higher rate of economic growth was anticipated in response to national fiscal and monetary policies designed to stimulate economic activity. The national unemployment rate was forecast to rise to above the 5% rate and inflation was expected to remain quite moderate during the period. Trends for the Pennsylvania economy were expected to maintain a close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be very close to the national rate.

      The fiscal year 2002 enacted budget includes $549.6 million for medical assistance intergovernmental transfers, a higher amount than the $248.4 million that has been budgeted in each of the most recent fiscal years. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program.

      Through calendar year 2001 and the first quarter of 2002, economic growth in the nation and the state has been below the projections used to estimate fiscal year 2002 revenues. A national economic recession during the fiscal year was not anticipated in budget estimates. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2002 were $773.1 million below estimate for that period, a shortfall of 4.4%. Corporation taxes were $345.5 million below estimate, a 9.8% shortfall to the year-to-date estimate. Personal income tax payments are $319.0 million below estimate through April reflecting the recession's effect on employment and income. Non-tax revenues have also been affected by the recession. Through April, non-tax revenues were $116.5 million below estimate for that period, primarily due to lower returns on investments than anticipated. In February 2002, the Commonwealth prepared its most recent revised forecast for Commonwealth revenues. At that time it estimated fiscal year 2002 revenues to be $678 million below budget estimates, a 3.2% reduction from the official budget estimate for the fiscal year. The Commonwealth has not made any official revisions to its revenue estimate for fiscal year 2002 subsequent to the February 2002 revision; however, on May 7, 2002, the Budget Secretary announced that fiscal year revenues may be $1.2 billion below estimate.

      Expenditure estimates for fiscal year 2002 have also been affected by the current economic recession, principally through trends for medical assistance caseloads and costs. Currently, the Commonwealth anticipates $78.7 million of supplemental appropriations to meet fiscal year costs, primarily to pay increased social service costs attributable to the recession. Additional supplemental appropriations may be required for certain programs whose expenditures are historically sensitive to economic conditions in the Commonwealth.

      Responding to these current and expected economic and budgetary conditions, the Governor has directed $309.9 million of fiscal year 2002 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. Further reviews of fiscal year 2002 appropriations may result in additional appropriation authority being transferred to budgetary reserve by the Governor during the fiscal year. The Commonwealth projects a fiscal year ending unappropriated surplus balance of $300.3 million. The Commonwealth is considering what other administrative and legislative actions may be taken to address any budget negative balance that may occur due to realized revenue shortfalls and additional expenditure needs occurring during the current fiscal year. Most of the Governor's other recommended actions require approval by the General Assembly. No assurance can be given that the General Assembly will take the budgetary actions recommended by the Governor.

      Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy as a result of current economic recession and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

      FISCAL 2003 PROPOSED BUDGET. A proposed fiscal year 2003 budget was submitted by the Governor to the General Assembly on February 5, 2002. The proposed budget recommended appropriations totaling $20.9 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $20.6 billion. The $0.3 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $0.3 billion beginning balance. Achieving the projected fiscal year beginning balance is dependent upon the transfer of $550 million from the Tax Stabilization Reserve Fund in fiscal year 2002 recommended by the Governor. Funds available for fiscal year 2003 will likely be less than assumed in the budget as submitted as a result of fiscal year 2002 revenue receipts being less than anticipated, thereby reducing the amount of the budgetary basis unappropriated surplus that can be carried forward into the fiscal year 2003 budget. An analysis is currently underway leading to a re-estimate of fiscal year 2003 revenues. The Governor is also recommending the current annual tax rate reduction for the capital stock and franchise tax enacted in fiscal year 2001 be modified to a one-half mill rate reduction for tax years 2002 and 2003. Together with a proposed rise in the income limit to qualify for personal income tax forgiveness of income these proposed tax cuts total $103 million for the fiscal year.

      In May 2002, the Pennsylvania Industrial Development Authority ("PIDA") expects to issue $258 million of its revenue bonds, the proceeds of which will be transferred to the Commonwealth for its fiscal year 2003 budget. The bond proceeds will be used to pay debt service payments on certain Commonwealth general obligation bonds in lieu of using fiscal year 2003 General Fund revenues. Such proceeds were included in the Governor's fiscal year 2003 proposed budget. The Commonwealth has no legal or moral obligation to pay debt service on such PIDA bonds.

      The Pennsylvania House of Representatives and the Pennsylvania Senate each has approved bills, including General Appropriation Bills, that could become the 2003 fiscal year enacted budget if approved by the other house and by the Governor. Further legislative debate on these various bills, including the General Appropriation Bill, is anticipated before they are adopted by both legislative houses. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

      MOTOR LICENSE FUND The Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

      The fund balance (GAAP Basis) at June 30, 2001 was $752.0 million, a $67.3 million decrease from the June 30, 2000 fund balance. Revenues and other sources increased during fiscal 2001 by 12.6% due to a 55.4% increase in intergovernmental revenues. Over the five fiscal years of 1997 through 2001, revenues and other sources have averaged an annual 7.7% increase. A substantial portion of that growth occurred in fiscal 1998 due to tax and fee increases enacted in April 1997. Expenditures and other uses during the period from fiscal year 1997 through fiscal year 2001 have averaged an 8.1% annual increase.

      The Motor License Fund (budgetary basis) ended the fiscal year 2000 with an unappropriated surplus balance of $112.1 million, an increase of $22.6 million during the fiscal year. The increase resulted from Commonwealth revenues of $1.96 billion and expenditures, net of appropriation lapses, of $1.94 billion. Commonwealth revenues were 3.9% ($74.4 million) above those in the prior fiscal year. License and fee revenue had the largest growth rate at 6.9%, while liquid fuels taxes, the largest category of revenue, increased 1.8%. Expenditures rose 1.4% over the prior fiscal year, led by highway construction and maintenance programs, and the highway patrol activities of the Pennsylvania State Police.

      Lower than expected revenues for the fiscal 2001 budget were offset by appropriation lapses, causing the unappropriated surplus balance to rise $2.7 million during the fiscal year. In a reflection of recent lower economic growth in the national economy, during fiscal 2001 fuel tax and motor vehicle license and fees revenues were below estimate. The revenue category of other revenues was also below estimate, largely due to earnings on investments that were below projections. Expenditures totaled $1.97 billion against Commonwealth revenues and appropriation lapses that totaled $1.97 billion. Total liquid fuels receipts, the largest revenue category for the fund, during the fiscal year rose
1.5 % compared to fiscal year 2000 revenues.

      Commonwealth revenues to the fund in fiscal 2002 are estimated to be $1.96 billion, an increase of 0.2% over actual fiscal 2001 revenues. This growth rate is largely due to the expectation for liquid fuels taxes to maintain their recent historic low growth rate. Appropriations of Commonwealth revenues in the adopted budget total $2.1 billion. This amount represents a 4.4% increase over appropriations in fiscal 2001 and represents a planned $105.2 million draw down of the $114.9 million fiscal year beginning balance. The adopted budget projects a $9.6 million unappropriated surplus balance at the end of fiscal 2002.

      Through April 2002, Commonwealth revenues in the Motor License Fund have totaled $36.4 million, 1.6% above the revenue estimate for that period. The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in the price and availability of motor vehicle fuels.

      A budget proposing $2.1 billion of appropriations from Commonwealth funds for fiscal year 2003 has been submitted to the General Assembly. The requested amount of appropriations is virtually the same as the amount appropriated for fiscal year 2002. The proposed budget projects the maintenance of a minimal balance at fiscal year-end.

      The General Assembly is considering the Governor's budget proposal through debate on the various bills, including the General Appropriation Bill, required to enact the proposed budget. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

COMMONWEALTH DEBT; RATINGS

      The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $5.41 billion at June 30, 2001, a net increase of $401.3 million from June 30, 2000. Over the 10-year period ended June 30, 2001, total net outstanding general obligation debt increased at an annual rate of 1.3%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 1.4%.

      When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The fiscal 2002 budget does not anticipate issuing tax anticipation notes.

      Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2001: Delaware River Joint Toll Bridge Commission ($48.5 million), Delaware River Port Authority ($1.279 billion), Pennsylvania Economic Development Financing Authority ($1.272 billion), Pennsylvania Energy Development Authority ($68.2 million), Pennsylvania Higher Education Assistance Agency ($2.249 billion), Pennsylvania Higher Educational Facilities Authority ($3.760 billion), Pennsylvania Industrial Development Authority ($328.2 million), Pennsylvania Infrastructure Investment Authority ($183.3 million), Pennsylvania Turnpike Commission ($1.703 billion), and the State Public School Building Authority ($438.4 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2.926 billion of revenue bonds outstanding as of June 30, 2001) and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($0.6 million of the loan principal was outstanding as of June 30, 2001).

      All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa2" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 15, 2001. PICA had $901.9 million in special tax revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

LITIGATION

      Following are brief descriptions of certain cases affecting the Commonwealth. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.

      POWELL V. RIDGE. IN MARCH 1998, SEVERAL RESIDENTS OF THE CITY OF PHILADELPHIA ON BEHALF OF THEMSELVES AND THEIR SCHOOL-AGED CHILDREN, ALONG WITH THE SCHOOL DISTRICT OF PHILADELPHIA, THE PHILADELPHIA SUPERINTENDENT OF SCHOOLS, THE CHAIRMAN OF THE PHILADELPHIA BOARD OF EDUCATION, THE CITY OF PHILADELPHIA, THE MAYOR OF PHILADELPHIA, AND SEVERAL MEMBERSHIP ORGANIZATIONS INTERESTED IN THE PHILADELPHIA PUBLIC SCHOOLS, BROUGHT SUIT IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AGAINST THE GOVERNOR, THE SECRETARY OF EDUCATION, THE CHAIRMAN OF THE STATE BOARD OF EDUCATION, AND THE TREASURER. THE PLAINTIFFS CLAIM THAT THE COMMONWEALTH'S SYSTEM FOR FUNDING PUBLIC SCHOOLS HAS THE EFFECT OF DISCRIMINATING ON THE BASIS OF RACE AND VIOLATES TITLE VI OF THE CIVIL RIGHTS ACT OF 1964.

      The plaintiffs have asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

      The District Court allowed two groups to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

      The District Court found that the plaintiffs had failed to state a claim under Title VI and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began the process of discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspense. Since that time, the Governor of Pennsylvania and the Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code. Prior to making that agreement the governmental PLAINTIFFS AND THE DEFENDANTS IN POWELL asked the District Court to stay all proceedings in the case until the end of October 2001. The non-governmental PLAINTIFFS IN POWELL oppose the stay. The District Court has yet to rule on the motion for stay. In the meantime, no other activity has occurred in the District Court.

      COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA. IN DECEMBER 1987, THE SUPREME COURT OF PENNSYLVANIA HELD IN COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA THAT THE STATUTORY SCHEME FOR COUNTY FUNDING OF THE JUDICIAL SYSTEM IS IN CONFLICT WITH THE PENNSYLVANIA CONSTITUTION. HOWEVER, THE SUPREME COURT OF PENNSYLVANIA STAYED ITS JUDGMENT TO AFFORD THE GENERAL ASSEMBLY AN OPPORTUNITY TO ENACT APPROPRIATE FUNDING LEGISLATION CONSISTENT WITH ITS OPINION AND ORDERED THAT THE PRIOR SYSTEM OF COUNTY FUNDING SHALL REMAIN IN PLACE UNTIL THIS IS DONE.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special MASTER TO DEVISE AND SUBMIT A PLAN FOR IMPLEMENTATION. THE INTERIM REPORT OF THE MASTER recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 1999-12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

      PPG INDUSTRIES, INC. V. COMMONWEALTH OF PENNSYLVANIA. By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further the Court directed the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKession v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990), i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

      PPG filed with the court a petition for reconsideration of its November 30, 2001, Opinion and Order which the Court denied by per curium order dated February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002 appears to be revenue neutral.

      UNISYS CORPORATION V. COMMONWEALTH. TAXPAYER CHALLENGES THE STATUTORY THREE-FACTOR APPORTIONMENT FORMULA USED FOR THE APPORTIONMENT OF CAPITAL STOCK VALUE IN THE FRANCHISE TAX ON CONSTITUTIONAL AND STATUTORY (FAIRNESS) GROUNDS. THE CASE WAS ARGUED BEFORE THE COMMONWEALTH COURT EN BANC, WHICH ISSUED ITS DECISION ON MARCH 8, 1999 SUSTAINING THE STATUTE FROM THE CONSTITUTIONAL CHALLENGE IN FAVOR OF THE COMMONWEALTH. HOWEVER, IT RULED IN FAVOR OF THE TAXPAYER'S FAIRNESS ARGUMENT. THE COMMONWEALTH APPEALED FROM THIS DECISION TO THE PENNSYLVANIA SUPREME COURT AND THE TAXPAYER CROSS-APPEALED. BRIEFS WERE FILED BY BOTH PARTIES DURING 1999. THE PENNSYLVANIA SUPREME COURT HELD ORAL ARGUMENT IN DECEMBER 2000. THE COURT HAS YET TO RENDER A DECISION.

      NORTHBROOK LIFE INSURANCE CO. THIS CASE IS THE LEAD CASE IN POTENTIAL LITIGATION WITH THE ENTIRE INSURANCE INDUSTRY THAT DOES BUSINESS IN PENNSYLVANIA. CURRENTLY, THE COMMONWEALTH COURT HAS DOCKETED IN EXCESS OF 40 CASES REPRESENTING 20 OR MORE INSURANCE COMPANIES. DOZENS OF ADDITIONAL CASES ARE BEING HELD PENDING THIS LITIGATION AT THE ADMINISTRATIVE BOARDS.

      The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 which establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

      The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

TEXAS SERIES

      GENERAL. The State was identified in the last century with agriculture and ranching, and through much of this century it has been identified with the oil and gas industry. But the rapid growth of service-producing industries and high technology manufacturing over the last two decades has left a diversified Texas economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. Today, high technology industries, which account for 9.2% of the Texas gross State product, comprise a larger segment of the Texas economy than oil and gas-related mining and manufacturing. The fortunes of high technology and oil and gas have reversed temporarily in 2001, but the long-term outlook is more positive for the high technology industries.

      Over the past ten years, Texas added more jobs than any other state (1.9 million), accounting 12% of the nation's total job growth. Until 2001, the State's unemployment rate fell every year since 1992, when it averaged 7.7%. In December 2000, the moving average unemployment rate dipped to its lowest point since 1974, at 3.7%. Since December 2000, the unemployment rate has risen to 4.7% in September 2001, down slightly from August of 2001. Even with the addition of nearly two million jobs since 1992 and the upturn of unemployment in recent months, there are 92,600 fewer Texans unemployed today that there were ten years ago.

      The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services. Combined, Texas' goods industries--manufacturing, construction, and mining--added a net of 150,250 jobs over the five years ending in November 2001, with 36,100 of these being added over the last two years. However, with the recent downturn in the economy, manufacturing has since experienced a net loss of jobs bringing the added net jobs total to 55,760 by February 2002. With firmer oil prices, mining gained 4,900 jobs since February 2001, after losing 16,200 over the previous two and a half years. Construction employment has slowed to a 2.2% annual growth rate after enjoying a robust 4.0% annual growth rate. Manufacturing has been affected by weak domestic and international markets, as well as an economic recession to lose 67,800 jobs over the past year.

      For every three dollars of manufacturing production in Texas in 1993, there were five in 2000, even after adjusting for inflation. Statewide employment in the industry totaled 1.02 million in February 2002, and gross state product in manufacturing stands at an estimated $105 billion. Only two manufacturing sectors, food and lumber, experienced modest job gains over the twelve months ending February 2002. The largest losses were in electronics losing a net 22,000 jobs, for a 18.6% decrease, and industrial machinery and equipment down 10,700, or 8.2%.

      Over most of the past three years construction has been the state's fastest growing source of jobs among major Texas industries. It gradually slowed, and although still maintaining a fairly rapid rate of growth, has given way to mining over the past year. After leading the nation in the rate of housing permits during much of 1998, the number of housing starts has gradually cooled, from nearly 157,000 in 1998 to 138,000 in 2001.

      Over the past twelve months, 44% of the net new jobs added to Texas employment rolls were in service-oriented, as distinct from goods-producing, sectors. From February 2001 to February 2002, health, and educational and social services alone added 36,800 jobs, for an increase of 4%. Largely because of the rapid growth of cellular communications, the transportation, communications, and public utilities (TCPU) industry has grown nearly 16% in five years.

      2000-01 BUDGET. When the 76th Legislature convened on January 12, 1999, the State Comptroller had already estimated a $4.4 billion surplus for the 1998-99 budget period. The estimated surplus included $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. An additional $0.6 billion in settlement proceeds was projected for the 2000-01 fiscal period, reflecting cigarette volume adjustments specified in the settlement. Legislation enacted subsequent to the settlement capitalized $1.5 billion in permanent state endowment funds to benefit medical research, health education, public health, nursing and treatment programs at Texas universities.

      Driven by a healthy state economy, 2000-01 projected available revenues allowed the State Legislature to adopt a balanced budget without increasing current tax rates and still provide $506 million in State sales and franchise tax reductions. In addition, the State Legislature adopted Senate Bill 4 which allocated approximately $1.3 billion to local school districts for property tax relief and provided for a $3,000 per year pay raise for all Texas public school teachers. The 2000-01 all funds budget totaled $98.2 billion. The all funds budget represented an 11.0% increase over the 1998-99 biennium. The General Provisions of the budget included a $100 per month salary increase for state employees. Over 45% of the increase in all funds appropriations were specifically earmarked for allocations to local school districts to fund public education and provide local property tax relief. The 2000-01 General Revenue and General Revenue-Dedicated Funds budget totaled $61.5 billion for the 2000-01 biennium, an increase of 13.4% over the previous biennium. Subsequently, the 77th Legislature passed an emergency appropriations bill for fiscal year 2001. The supplemental appropriations were earmarked for Medicaid, prison capacity, and prison personnel career ladder adjustments.

      2002-03 BUDGET. The 77th Legislature convened on January 9, 2001, with an estimated $2.9 billion surplus from the current 2000-01 biennium. The major budget issues facing the Legislature included increasing costs and rising caseloads associated with the Medicaid program, creating and funding a statewide health insurance program for teachers and other public school employees, and providing for a state employee pay raise. Before the Legislature adjourned on May 28, 2001, a General Appropriations Act (Senate Bill 1) was adopted that provided a $4.3 billion increase for the Medicaid program, $1.24 billion for a school district health insurance program beginning in fiscal 2003, and funded a 4% ($100 minimum) pay raise for all state employees. The 2002-03 appropriations from all-funds, including other miscellaneous appropriation bills, totaled $114.1 billion, an increase of $12.2 billion of 12.0% over the previous biennium. Legislation appropriated $66.9 billion in General Revenue and General Revenue-Dedicated Funds, an increase of 10.2% over the previous biennium. Federal Funds increased by $5.1 billion, or 17.3% over the previous biennium, primarily to help cover the rising cost of Medicaid. The Comptroller certified the budget was within available revenues and the Governor signed the bill on June 17, 2001.

      STATE INDEBTEDNESS. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (1) debt created to supply casual deficiencies in revenues which do not total more than $200,000 at any time and (2) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the Constitution prohibits the Legislature from lending the credit of the State to or any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Constitution. Short term obligations such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium budget period in which they were issued, are not deemed to be debt within the meaning of the State Constitutional prohibition.

      At various times, State voters, by Constitutional amendment, have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases the Constitutional amendments are self-operating and the debt may be issued without specific legislative action.

      The Texas Constitution prohibits the Legislature from authorizing additional State debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of fiscal year 2001, the State's debt service ratio was 1.90% compared to 2.03% in 2000. Although not specifically a debt issue, on November 4, 1997 voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund and established the Fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

      LIMITATIONS ON TAXING POWERS. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

      PETROLEUM PRODUCTION AND MINING. The Texas economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into economic booms that countered trends in the national economy. By 1981, the oil and gas industry comprised nearly 26% of Texas' gross State product. In 1986, a crash in oil prices caused economic turmoil but spawned rapid diversification in the State economy, and the shrunken importance of oil and gas has made the State's economy more similar to the nation's economy. Still, at 9.9% of the State's gross State product today, oil and gas remains about four times as important in the State's economic mix as nationally.

      FINANCIAL INSTITUTIONS. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have mostly been positive. After two decades of shifting fortunes, the Texas banking industry is enjoying relative stability and healthy returns on assets. Over the past few years, Texas banks reduced or curtailed unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and have taken advantage of healthy growth in the State economy to enjoy more than a decade of profitability. Recent tightening, as a result of slower growth in the State economy, is now evident. The percent of Texas commercial banks with earning gains has fallen to 43.9%, compared to 75.6% a year earlier and 53.3% nationwide. The average return on equity remained at a healthy 12.98% during the third quarter of 2001, and the return on assets was 1.25%. Net interest margins of 4.54% on September 30, 2001 were relatively large, compared to a national average of 3.84%. Total deposits have been falling in Texas, partly because consolidations shift the count of deposits from one State to another and partly because consumers have taken advantage of new options for their savings and investments. Texas' total deposits stood at $117.4 billion on September 30, 2001, compared to $129 billion a year earlier.

      The Federal Deposit Insurance Corporation reported that 5.8% of Texas' commercial banks were unprofitable on September 30, 2001, comparing favorably to a nationwide percentage of 7.5%, as the State's bank and thrifts experience a lower cost of conducting business than in other states. Of those with assets over $100 million, only 1.9% of the State's commercial banks were unprofitable, compared to 2.8% nationwide. Bank failures, which peaked at 134 in 1989, are rare today.

      A consolidation of banks and other financial institutions is ongoing, with the process hastened by the expense of forgoing into electronic banking. As a result of a trend toward larger banks with multiple branches, Texas had 692 operating commercial banks on September 30, 2001, down from a peak of nearly 2,000 in 1986. Since 1986, the number of bank branch locations has risen from 421 to over 3,200. It is expected that the number of banking organizations in the State will continue to shrink, although the number of branch locations will continue to rise. Statewide employment in depository institutions increased to 135,900, up 3.0% over the past year, and up by 21,000 jobs over the past five years.

      The trend toward consolidations has been even more prevalent in the savings and loan industry. After the real estate debacle of the 1980s, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 through 1991 and the majority of them closed their doors. Texas had only 49 savings and loan institutions in operation on September 30, 2001, only 3% of the nation's total. Generally larger than the national average, Texas savings institutions accounted for 4.9% of the net income earned by savings institutions nationwide.

      Similar to banks, profits at savings institutions have been healthy since 1991. As with commercial banks, however, savings institutions have experience dosme scaling back over the past year. Loans have declined by 25.7% over the past year, and total assets dropped from $63.7 billion on September 30, 2000 to $51.8 billion on September 30, 2001. Although falling over the past year, total loans by savings institutions had been steadily increasing. Using year-end amounts, total loans had risen from $35.9 billion in 1998 to $41.3 billion in 1999 to $45.7 billion in 2000. Total deposits in Texas' savings institutions fell to $30.8 billion on September 30, 2001, having dropped about 17% over the past year, but the percentage of institutions with earnings gains actually rose from 54% to 57.1%. As with commercial banks, Texas savings institutions' return on assets and equity exceeded the national averages during the third quarter of 2001.

      Texas finance, insurance, and real estate ("FIRE") employment spent most of the 1980s on a cyclical roller coaster, but the 1990s were much steadier. Since a low point in 1992, the industry had added 112,200 net jobs. In the last three years along, FIRE added 16,900 of these jobs, to reach 533,200 employees Statewide in February 2002.

      PROPERTY VALUES. The total value of real and personal taxable property in Texas posted its highest annual gain since 1985, with a very strong 9.0% growth reaching $864.3 billion as of January 1, 2000, according to records maintained by the Comptroller's Property Tax Division. This is the eighth consecutive year total value rose following year-to-year value declines stretching back into the mid-1980s. The growth of Texas' property tax base would have been even stronger since 1995, but on a comparable basis an additional $10,000 homestead exemption authorized Statewide reduced the tax base by $35.9 billion relative to these earlier years.

      Property value increases were broad-based with all but one category of real property posting some increases from 1999 to 2000. Both single family and multi-family residential property sectors displayed double-digit growth rates into 2000. The market value of single family residential property reached $444.7 billion, up 12.7% from 1999 levels. The market value of multi-family residential property grew 11.1% in 2000 over 1999 levels to reach $46.2 billion.

      The value of commercial and industrial real estate rose strongly from 1999 to 2000, reaching $214.5 billion to post an 10.9% growth rate. Commercial and industrial personal property grew by 3.8% to reach $128.8 billion. The only property category declining in value from 1999 was utility property, falling 15.0% to $40.6 billion.

      LITIGATION. The State is a party to various legal proceedings relating to its operations and governmental functions. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, except for those discussed below, if finally decided adversely to the State, would have a materially adverse effect on the long term financial condition of the State.

      FREW V. GILBERT. The court found violations of certain provisions of a consent decree and found the decree enforceable. The defendants have appealed the decision to the United States Court of Appeals for the 5th Circuit and enforcement has been stayed pending the appeal.

      WEST ORANGE-COVE CONSOLIDATED ISD, ET AL. V. JIM NELSON, TEXAS COMMISSIONER OF EDUCATION, TEXAS EDUCATION AGENCY, ET AL. This is a school finance litigation case, and at issue is whether the $1.50 cap on the school districts' maintenance and operations taxes creates an unconstitutional state property tax. The District Court dismissed the case on July 11, 2001. The Plaintiffs appealed, and the Third Court of Appeals in Austin affirmed the trial court's dismissal on April 11, 2002. Plaintiffs are expected to seek review by the Texas Supreme Court.

      HOPSON V. DALLAS INDEPENDENT SCHOOL DISTRICT, ET AL. This case is an ATTEMPT TO RE-OPEN THE EDGEWOOD INDEPENDENT SCHOOL DISTRICT V. MENO dealing with the public school finance system in Texas. Plaintiffs sued certain school districts and asked the court to declare the equalized wealth level chapter of the Texas Education Code unconstitutional in its operation. The Commissioner of the Texas Education Agency has been brought in as a third-party defendant. No amount of compensation is claimed in the lawsuit, but a verdict in favor of the plaintiffs could require the State to contribute more money to finance public school education.

      DOW CHEMICAL CO. V. RYLANDER, ET AL. The Third Court of Appeals for Texas found that the application of the independently procured insurance tax by the State of Texas was violative of the federal McCarran-Ferguson Act. All appeals have been exhausted. If similarly situated taxpayers fall within THE SCOPE OF THIS RULING, THE COMPTROLLER CONSIDERS THE DECISION IN DOW monetarily significant but does not expect the ruling to impact the long term financial condition of the State.

      In addition, the State Comptroller of Public Accounts is a party to various proceedings relating to the application of state tax law. Taken individually, none of the cases if finally decided adversely to the State would have a materially adverse effect on the long term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could possibly be an adverse affect on the financial condition of the State. USAA V. RYLANDER and RAYTHEON E-SYSTEMS V. RYLANDER, discussed below, are examples of this type of proceeding.

      UNITED SERVICES AUTOMOBILE ASSOCIATION AND USAA LIFE INSURANCE CO. V. RYLANDER, ET AL. Two insurance companies claim exemption from general State taxes. The companies seek a refund of taxes and allege that the refund may equal approximately $123.1 million. Other insurers may make similar claims. The Comptroller is contesting the claims. The Legislature clarified the statutes that purported to provide the exemptions, which is expected to preclude future claims.

      RAYTHEON E-SYSTEMS, INC. V. Rylander. This is a sales tax refund case that is based in part on alleged sales for resale. Plaintiffs claim that certain purchases of tangible personal property for resale to the federal government were not subject to sales and use tax. Other similarly situated taxpayers have filed similar claims. The Comptroller is contesting the claim. A hearing on cross motions for summary judgment was held on March 5, 2002. The trial court granted plaintiff's summary judgment motion on the sales tax exemption issue but ruled against plaintiff on attorneys' fees and denied plaintiff's motion for summary judgment on the amount of the refund.

VIRGINIA SERIES

      RECENT DEVELOPMENTS. The terrorist attacks of September 11, 2001 on the World Trade Center in New York City and the Pentagon in Arlington, Virginia resulted in significant loss of life and property. Continuing recovery, clean up and repair efforts will result in substantial expenditures. The U.S. Congress enacted emergency supplemental legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems, disaster recover and related activities, of which at least $20 billion is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. In addition to the immediate devastating impact of these attacks, there has been a significant disruption of national and state economic systems. Financial, transportation, trade and tourism activities have all been impacted to varying degrees. Prior to September 11, the national economy had been weakening, reflecting lower business investment, increased unemployment and a decline in consumer confidence. The events of September 11 will likely further reduce economic activity, lower corporate profits, increase job losses and reduce consumer spending, thereby substantially increasing the risk of a recession and a delay in recovery. Virginia is currently in the process of documenting the overall economic impact and cost of the terrorist attacks. The initial assessment of the direct costs of the emergency response, business interruption costs in Northern Virginia (surrounding the temporary closure at Reagan National and Dulles Airports) and overall economic impact on Virginia is in excess of $200 million through September 30, 2001. Based on this initial assessment, Virginia has requested federal assistance to cover these costs. The terrorist attack on the Pentagon, the temporary closure of Reagan National Airport, and the military deployment from the Hampton Roads area are expected to have a negative impact in the short term on Virginia's overall economy, particularly tourism and the hospitality industry. This impact will include reduced sales and income tax receipts and increased unemployment costs. At present it is not possible to quantify with any certainty the long-term economic impact to the Commonwealth or any offset that may result from recovery or rebuilding activities and Federal assistance.

      GENERAL. Virginia's per capital income in 2000 was the highest in the Southeast region and greater than the national average. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, State and local government and manufacturing. Because Northern Virginia is considered a part of the Washington, D.C. metropolitan statistical area, and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than all states other than Alaska and Hawaii.

      According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance found in Virginia's economy which helps stabilize employment. Virginia is one of twenty-one states with a right-to-work law and has a record of good labor-management relations reflected in the relatively small number of strikes or work stoppages it experiences. Virginia is also one of the least unionized among the industrialized states.

      Local government in Virginia is comprised of 95 counties, 40 incorporated cities and 168 incorporated towns. Virginia is unique in that cities and counties are independent, and their land areas do not overlap. The largest expenditure by local governments in Virginia is for education, but local governments also provide other services such as police and fire protection, water and sewer services and recreational facilities.

      STATE BUDGET. Virginia state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in General Assembly, but the Governor has broad authority connected with the budgetary process. Once an appropriation act becomes law, implementation and administration are functions of the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated revenues. An amendment to the Virginia Constitution, EFFECTIVE JANUARY 1, 1993, established a Revenue Stabilization Fund, which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years. As of June 30, 2001, $715.6 million was on deposit in the Revenue Stabilization Fund. Of the General Fund balance on June 30, 2001, $187.1 million was reserved but not deposited into the Revenue Stabilization Fund. This reserved amount is required to be deposited in fiscal year 2002.

      In fiscal year 2001, 95.9% of total General Fund tax revenues were derived from five major taxes imposed by Virginia on individual and fiduciary income, State sales and use, corporate income, public service corporations and premiums of insurance companies.

      The General Fund balance fell by $661.2 million in fiscal year 2001, a decrease of 35.6% over fiscal year 2000. Tax revenues grew at a rate of 2.6% from fiscal 2000 to fiscal year 2001. Individual income tax revenue grew by 5.8%. Certain other tax revenues experienced growth while others declined. Growth occurred in the form of a 3.2% increase in sales and use tax revenue and a 6.8% increase in revenue from taxes on premiums of insurance companies. Declines in General Fund revenues occurred in corporate income and public service corporations taxes by 35.7% and 10.3%, respectively. Overall revenue grew by 2.9% mainly in individual income tax revenues, and non-tax revenues grew by 11.3%. Overall expenditures grew at a rate of 9.7% in fiscal year 2001, compared to 9.8% in fiscal year 2000. Individual and family service expenditures grew by $143 million or 6.1%. Education expenditures grew by $266.8 million, or 6.8%. In addition, general government expenditures increased by $259.9 million or 32.1%.

      Of the June 30, 2001 fund balance, $715.6 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. State law directs that the fund be included as a component of the General Fund only for financial reporting services. The fiscal year 2002 contribution of $187.1 million to the Revenue Stabilization Fund is also reserved, while the appropriated amount is $163.1 million. In addition, $201.0 million was designed for reappropriation in fiscal year 2002. Thus, in total, $902.7 million was reserved within the June 30, 2001 General Fund balance for the Revenue Stabilization Fund.

      STATE INDEBTEDNESS. Section 9(a) of Virginia's Constitution provides that the General Assembly may incur general obligation debt: (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

      Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a Statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

      Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

      Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds for which Virginia's full faith and credit has not been pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital project. The debt repayments to various public authorities have totaled approximately $156.9 million for fiscal year 2000.

      The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of State highways, airports, mass transportation and ports. The Virginia Port Authority has issued bonds in the amount of $144 million which are payable from income of a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the Transportation Board at June 30, 2000 was $711 million.

      Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. The principal balance of all capital leases outstanding was $242.4 million as of June 30, 2000. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

      Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of Virginia. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. To date, these authorities have not reported to Virginia that any such reserve deficiencies exist.

      TOBACCO SETTLEMENT. Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the "Settlement"). Virginia's share of the total amount to be paid to states through 2025 would be approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Virginia received its share of the first two initial payments in December 1999 and its share of the first annual payment in April 2000. Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking.

      During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, 50% of the annual amount received by Virginia from the Settlement shall be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The TICR Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (2) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"); 10% of the annual amount received by Virginia from the Settlement shall be deposited into this Fund. The VTS Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 and 2001. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

      LITIGATION. Virginia, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.



[PAGE]



                                   APPENDIX B

                                Rating Categories


      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch"):


S&P

LONG-TERM

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA

HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB

SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'






                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                            PART C. OTHER INFORMATION
                            -------------------------
Item 23.    Exhibits
-------     --------

   (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

   (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

   (e)(1) Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

   (e)(2) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

   (e)(3) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

   (g)(1) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997. Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.


   (g)(2) Amendment to Custody Agreement.

   (g)(3) Foreign Custody Manager Agreement.


   (h) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

   (j)    Consent of Independent Auditors.

   (m) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

   (o)    Registrant's Rule 18f-3 Plan is incorporated by reference to Exhibit
          (18) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on July 18, 1996.

   (p) Code of Ethics adopted by the Registrant is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A, filed on August 25, 2000.


            Other Exhibits
            --------------


                    (a)(1) Power of Attorney of the Trustees is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

                    (a)(2)    Power of Attorney of the Officers.


                     (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.



Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     --------------------------------------------------------------

            Not Applicable

Item 25.    Indemnification
-------     ---------------

            Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
            (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

            Reference is also made to the Distribution Agreement which is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administrated by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26.       Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser


Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates
_________________                  ________________                      _____________                 ______

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Vice Chairman, and
Chief Investment Officer
                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97- Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director

                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01

                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holding's, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp.+        President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
Director and President                                                   Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.    Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Director, Board of Managers   5/01 - Present
                                   LLC****

                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 6/01 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company*                              Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England                       Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp.*        Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - 10/01

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.                Chairman and Director         2/02 - Present
                                   One American Express Plaza
                                   Providence, RI 02903

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.*

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 -1/2
                                   6500 WIlshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President -
Product Development

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.*

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++

ANGELA E. SHIRER                   None
Vice President

WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary

                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++


*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.




Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Mortgage Securities Fund
8)       Dreyfus BASIC U.S. Government Money Market Fund
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)      Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Premier Fixed Income Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Cash Advantage Funds
29)      Dreyfus Institutional Money Market Fund
30)      Dreyfus Institutional Preferred Money Market Funds
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus Midcap Index Fund, Inc.
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)      Dreyfus Pennsylvania Municipal Money Market Fund
62)      Dreyfus Premier California Municipal Bond Fund
63)      Dreyfus Premier Equity Funds, Inc.
64)      Dreyfus Premier International Funds, Inc.
65)      Dreyfus Premier GNMA Fund
66)      Dreyfus Premier Opportunity Funds
67)      Dreyfus Premier Worldwide Growth Fund, Inc.
68)      Dreyfus Premier Municipal Bond Fund
69)      Dreyfus Premier New York Municipal Bond Fund
70)      Dreyfus Premier Value Equity Funds
71)      Dreyfus Short-Intermediate Government Fund
72)      Dreyfus Short-Intermediate Municipal Bond Fund
73)      The Dreyfus Socially Responsible Growth Fund, Inc.
74)      Dreyfus Stock Index Fund, Inc.
75)      Dreyfus Tax Exempt Cash Management
76)      The Dreyfus Premier Third Century Fund, Inc.
77)      Dreyfus Treasury Cash Management
78)      Dreyfus Treasury Prime Cash Management
79)      Dreyfus Variable Investment Fund
80)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
81)      General California Municipal Bond Fund, Inc.
82)      General California Municipal Money Market Fund
83)      General Government Securities Money Market Funds, Inc.
84)      General Money Market Fund, Inc.
85)      General Municipal Bond Fund, Inc.
86)      General Municipal Money Market Funds, Inc.
87)      General New York Municipal Bond Fund, Inc.
88)      General New York Municipal Money Market Fund
89)      MPAM Funds Trust




(b)

                                                                                 Positions and
Name and principal                                                               Offices with
Business address               Positions and offices with the distributor        Registrant
----------------               ------------------------------------------        ----------

Michael G. Millard*            Chief Executive Officer and Chairman of the       None
                               Board
J. David Officer *             President and Director                            None
Thomas E. Winnick *            Director                                          None
J. Charles Cardona *           Executive Vice President and Director             None
Anthony DeVivio **             Executive Vice President and Director             None
Jude C. Metcalfe **            Executive Vice President                          None
Irene Papadoulis **            Director                                          None
David K. Mossman **            Executive Vice President                          None
Prasanna Dhore*                Executive Vice President                          None
Noreen Ross*                   Executive Vice President                          None
Matthew R. Schiffman*          Executive Vice President                          None
William H. Maresca *           Chief Financial Officer and Director              None
James Book ***                 Senior Vice President                             None
Ken Bradle **                  Senior Vice President                             None
Stephen R. Byers *             Senior Vice President                             None
Joseph Eck +                   Senior Vice President                             None
Lawrence S. Kash*              Senior Vice President                             None
Matthew Perrone **             Senior Vice President                             None
Bret Young *                   Senior Vice President                             None
Jane Knight *                  Chief Legal Officer and Secretary                 None
Stephen Storen *               Chief Compliance Officer                          None
John Geli **                   Vice President                                    None
Maria Georgopoulos *           Vice President - Facilities Management            None
William Germenis *             Vice President - Compliance                       None
Janice Hayles *                Vice President                                    None
Tracy Hopkins *                Vice President                                    None
Hal Marshall *                 Vice President - Compliance                       None
Mary Merkle *                  Vice President - Compliance                       None
Paul Molloy *                  Vice President                                    None
James Muir *                   Vice President - Compliance                       None
B.J. Ralston **                Vice President                                    None
Theodore A. Schachar *         Vice President - Tax                              None
William Schalda *              Vice President                                    None
James Windels *                Vice President                                    Treasurer
James Bitetto *                Assistant Secretary                               None
Ronald Jamison *               Assistant Secretary                               None
Carlene Kim *                  Assistant Secretary                               None


*         Principal business address is 200 Park Avenue, New York, NY 10166.
**        Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY
          11556-0144.
***       Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
+         Principal business address is One Boston Place, Boston, MA 02108.


Item 28.    Location of Accounts and Records
-------     --------------------------------

            1.    The Bank of New York
                  100 Church Street
                  New York, New York 10286


            2.    Dreyfus Transfer, Inc.
                  One American Express Plaza
                  Providence, Rhode Island 02903


            3.    The Dreyfus Corporation
                  200 Park Avenue
                  New York, New York 10166

Item 29.    Management Services
-------     -------------------

            Not Applicable

Item 30.    Undertakings
-------     ------------

            None


                                   SIGNATURES
                                  _____________

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of August, 2002.

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                           BY: /s/ Stephen E. Canter*
                                   ------------------
                                   Stephen E. Canter, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signatures                     Title                              Date
------------------               -------------                      -----------
/s/ Stephen E. Canter*      President (Principal Executive Officer)     08/23/02
----------------------
Stephen E. Canter

/s/ James Windels*          Treasurer (Principal Financial and          08/23/02
------------------          Accounting Officer)
James Windels

/s/ Joseph S. DiMartino*    Chairman of the Board                       08/23/02
------------------------
Joseph S. DiMartino

/s/ Clifford L. Alexander*  Board Member                                08/23/02
--------------------------
Clifford L. Alexander

/s/ Peggy C. Davis*         Board Member                                08/23/02
--------------------
Peggy C. Davis

/s/ Ernest Kafka*           Board Member                                08/23/02
-------------------
Ernest Kafka

/s/ Nathan Leventhal        Board Member                                08/23/02
---------------------
Nathan Leventhal


*BY:  /s/ Janette E. Farragher
          --------------------
          Janette E. Farragher
          Attorney-in-Fact






                                       INDEX OF EXHIBITS
                                      __________________


      ITEM 23
      _______

      (g) (2)     Amendment to Custody Agreement

      (g) (3)     Foreign Custody Manager Agreement

      (j)         Consent of Independent Auditors


       Other Exhibits

       (a) (2)    Power of Attorney of the Officers